SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement.

☐ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒ Definitive Proxy Statement. Definitive Proxy Statement.

☐ Definitive Additional Materials.

☐ Soliciting Material Pursuant to Sec. 240.14a-12.

BlackRock Bond Allocation Target Shares

Series C Portfolio

Series M Portfolio

Series S Portfolio

BlackRock Value Opportunities Fund, Inc.

BlackRock Basic Value Fund, Inc.

BlackRock Natural Resources Trust

BlackRock Global Growth Fund, Inc.

BlackRock Balanced Capital Fund, Inc.

BlackRock Global SmallCap Fund, Inc.

BlackRock Bond Fund, Inc.

BlackRock Bond Fund

BlackRock High Income Fund

BlackRock Municipal Bond Fund, Inc.

BlackRock Municipal Insured Fund

BlackRock National Municipal Fund

BlackRock Short-Term Municipal Fund

BlackRock High Yield Municipal Fund

BlackRock Equity Dividend Fund

BlackRock Global Allocation Fund, Inc.

BlackRock EuroFund

BlackRock Municipal Series Trust

BlackRock Intermediate Municipal Fund

BlackRock Global Dynamic Equity Fund

BlackRock Utilities and Telecommunications Fund, Inc.

BlackRock Mid Cap Value Opportunities Series, Inc.

BlackRock Mid Cap Value Opportunities Fund

Managed Account Series

High Income Portfolio

US Mortgage Portfolio

Global SmallCap Portfolio

Mid Cap Value Opportunities Portfolio

BlackRock Funds II

Total Return Portfolio

Total Return Portfolio II

Delaware Municipal Bond Portfolio

Enhanced Income Portfolio

AMT-Free Municipal Bond Portfolio

GNMA Portfolio

Government Income Portfolio

High Yield Bond Portfolio

Intermediate Bond Portfolio II

Prepared Portfolio 2010

Prepared Portfolio 2015

Prepared Portfolio 2020

Prepared Portfolio 2025

Prepared Portfolio 2030

Prepared Portfolio 2035

Prepared Portfolio 2040

Prepared Portfolio 2045

Prepared Portfolio 2050

Intermediate Government Bond Portfolio

International Bond Portfolio

Inflation Protected Bond Portfolio

Kentucky Municipal Bond Portfolio

Low Duration Bond Portfolio

Managed Income Portfolio

Ohio Municipal Bond Portfolio

BlackRock Strategic Portfolio I

Conservative Prepared Portfolio

Moderate Prepared Portfolio

Growth Prepared Portfolio

Aggressive Growth Prepared Portfolio

BlackRock Short Term Bond Series, Inc.

BlackRock Short Term Bond Fund

BlackRock Focus Value Fund, Inc.

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

BlackRock Basic Value V.I. Fund

BlackRock Bond V.I. Fund

BlackRock Fundamental Growth V.I. Fund

BlackRock Global Growth V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Large Cap Core V.I. Fund

BlackRock Large Cap Growth V.I. Fund

BlackRock Large Cap Value V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Utilities and Telecommunications V.I. Fund

BlackRock Value Opportunities V.I. Fund

BlackRock International Value V.I. Fund

BlackRock Government Income V.I. Fund

BlackRock High Income V.I. Fund

BlackRock Money Market V.I. Fund

FDP Series, Inc.

Franklin Templeton Total Return FDP Fund

Marsico Growth FDP Fund

MFS Research International FDP Fund

Van Kampen Value FDP Fund

BlackRock Commodity Strategies Fund

The GNMA Fund Investment Accumulation Program, Inc.

BlackRock Principal Protected Trust

BlackRock Fundamental Growth Principal Protected Fund

BlackRock Basic Value Principal Protected Fund

BlackRock Core Principal Protected Fund

BlackRock FundsSM

Asset Allocation Portfolio

All-Cap Global Resources Portfolio

Aurora Portfolio

Investment Trust

Exchange Portfolio

Global Opportunities Portfolio

Global Resources Portfolio

Global Science & Technology Opportunities Portfolio

Health Sciences Opportunities Portfolio

International Opportunities Portfolio

Capital Appreciation Portfolio

Mid-Cap Growth Equity Portfolio

Mid-Cap Value Equity Portfolio

Small Cap Growth Equity Portfolio

Small Cap Core Equity Portfolio

Small Cap Value Equity Portfolio

Small/Mid-Cap Growth Portfolio

U.S. Opportunities Portfolio

Index Equity Portfolio

Money Market Portfolio

Municipal Money Market Portfolio

BlackRock Multi-State Municipal Series Trust

BlackRock Florida Municipal Bond Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Fundamental Growth Fund, Inc.

BlackRock California Municipal Series Trust

BlackRock California Insured Municipal Bond Fund

BlackRock Focus Twenty Fund, Inc.

BlackRock World Income Fund, Inc.

BlackRock International Value Trust

BlackRock International Value Fund

Master Value Opportunities LLC

Master Basic Value LLC

Master Focus Twenty LLC

Short-Term Bond Master LLC

Short-Term Bond Master Portfolio

Master Commodity Strategies LLC

Master Bond LLC

Master Bond Portfolio

BlackRock Series Fund, Inc.

BlackRock Balanced Capital Portfolio

BlackRock Bond Portfolio

BlackRock Fundamental Growth Portfolio

BlackRock Global Allocation Portfolio

BlackRock Government Income Portfolio

BlackRock High Income Portfolio

BlackRock Money Market Portfolio

BlackRock Large Cap Core Portfolio

Merrill Lynch U.S. Treasury Money Fund

BlackRock Index Funds, Inc.

BlackRock International Index Fund

BlackRock S&P 500 Index Fund

BlackRock Small Cap Index Fund

Merrill Lynch Ready Assets Trust

BlackRock Healthcare Fund, Inc.

BlackRock Global Technology Fund, Inc.

CMA Money Fund

CMA Government Securities Fund

CMA Tax-Exempt Fund

CMA Treasury Fund

WCMA Government Securities Fund

WCMA Money Fund

WCMA Tax-Exempt Fund

WCMA Treasury Fund

BlackRock Developing Capital Markets Fund, Inc.

BlackRock Latin America Fund, Inc.

BlackRock Pacific Fund, Inc.

BlackRock Global Financial Services Fund, Inc.

U.S. Treasury Money Market Portfolio

North Carolina Municipal Money Market Portfolio

New Jersey Municipal Money Market Portfolio

Ohio Municipal Money Market Portfolio

Pennsylvania Municipal Money Market Portfolio

Virginia Municipal Money Market Portfolio

Merrill Lynch U.S.A. Government Reserves

BlackRock Series, Inc.

BlackRock International Fund

BlackRock Small Cap Growth Fund II

BlackRock Financial Institution Series Trust

BlackRock Summit Cash Reserves Fund

CMA Multi-State Municipal Series Trust

CMA Arizona Municipal Money Fund

CMA California Municipal Money Fund

CMA Connecticut Municipal Money Fund

CMA Florida Municipal Money Fund

CMA Massachusetts Municipal Money Fund

CMA Michigan Municipal Money Fund

CMA New Jersey Municipal Money Fund

CMA New York Municipal Money Fund

CMA North Carolina Municipal Money Fund

CMA Ohio Municipal Money Fund

CMA Pennsylvania Municipal Money Fund

Quantitative Master Series LLC

Master Enhanced Small Cap Series

Master Core Bond Enhanced Index Series

Master Enhanced International Series

Master Enhanced S&P 500 Series

Master Extended Market Index Series

Master International Index Series

Master Mid Cap Index Series

Master S&P 500 Index Series

Master Small Cap Index Series

BlackRock Large Cap Series Funds, Inc.

BlackRock Large Cap Core Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

Merrill Lynch Retirement Series Trust

Merrill Lynch Retirement Reserves Money Fund

Merrill Lynch Funds For Institutions Series

Merrill Lynch Government Fund

Merrill Lynch Treasury Fund

Merrill Lynch Institutional Fund

Merrill Lynch Premier Institutional Fund

Merrill Lynch Institutional Tax-Exempt Fund

Global Financial Services Master LLC

Master Large Cap Series LLC

Master Large Cap Core Portfolio

Master Large Cap Growth Portfolio

Master Large Cap Value Portfolio

Master Institutional Money Market LLC

Merrill Lynch Premier Institutional Portfolio

Merrill Lynch Institutional Portfolio

Merrill Lynch Institutional Tax-Exempt Portfolio

BlackRock Master LLC

BlackRock Master Small Cap Growth Portfolio

BlackRock Master International Portfolio

Master Treasury LLC

Master Tax-Exempt LLC

Master Government Securities LLC

Master Money LLC

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment	Of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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BLACKROCK-ADVISED FUNDS*

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

July 2, 2007

Dear Shareholder:

A meeting of your BlackRock-advised fund (each, a “Fund” and collectively, the “Funds”) will be held at the offices of BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, New York 10022, on Thursday, August 23, 2007 at 1:00 p.m. (Eastern time), or on Friday, September 7, 2007 at 3:00 p.m. (Eastern time) (see Appendix A of the enclosed joint proxy statement for the date of your Fund’s meeting) (the “Meeting”), to vote on the proposals discussed in the enclosed joint proxy statement.

The purpose of the Meeting is to seek shareholder approval of proposals recently approved by your Fund’s board of directors or trustees (each, an “Existing Board” and collectively, the “Existing Boards,” the members of which are referred to as “Board Members”). On September 29, 2006, BlackRock, Inc. (“BlackRock”) consummated a transaction (the “Transaction”) with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P. and certain affiliates (“MLIM”), combined with that of BlackRock to create a new independent company that is one of the world’s largest asset management firms with approximately $1.154 trillion in assets under management as of March 31, 2007. These proposals would implement initiatives resulting from the Transaction.

Following the Transaction, BlackRock, in consultation with all of the boards of directors or trustees of the funds in the BlackRock family of funds, undertook a comprehensive review of all of the funds currently advised by BlackRock affiliates, including the funds formerly advised by MLIM, with a goal of moving the funds to a more cohesive and rational operating platform. (The funds currently advised by BlackRock Advisors, LLC, BlackRock Institutional Management Corporation or BlackRock Financial Management, Inc. (collectively, “BlackRock Advisors”), each a wholly owned subsidiary of BlackRock, are referred to as the “Fund complex,” and all of the boards of directors or trustees of the funds in the Fund complex, including the Existing Boards, are referred to collectively as the “Boards.”) Subsequent to that review, and following extensive and substantial consultation with the Boards of the funds in the Fund complex, BlackRock recommended proposals designed to streamline and enhance the effectiveness of Board oversight of the Fund complex. At Board meetings held during May 2007, the Board Members approved these proposals on behalf of the Funds, subject to approval by the Funds’ shareholders.

One or more of these proposals require your approval. We are seeking your approval of proposals relating to the following issues through the enclosed joint proxy statement.

1. Elect Nominees (all Funds). As described in the enclosed proxy statement, all shareholders are being asked to elect director or trustee nominees of their Funds. Currently, seven different Boards oversee the open-end and closed-end funds in the Fund complex. It is proposed that the Boards be realigned and consolidated so that the open-end funds are overseen by just two new boards (one new board would oversee certain equity funds, all fixed-income funds and funds designed for sale through insurance company separate accounts, and the other new board would oversee certain other equity funds and all money market funds). It is also proposed that a third

*	The Funds are listed in the Notice of Meeting and in Appendix A to the enclosed joint proxy statement.

new board would oversee the closed-end funds. (Each new board is referred to as a “New Board” and collectively, the “New Boards.”) Each Board has reviewed the qualifications and backgrounds of the nominees and believes that they are experienced in overseeing investment companies and are familiar with the Fund complex and with BlackRock Advisors. As discussed in more detail on page 13 of the enclosed joint proxy statement, the Board Members and BlackRock believe that: (i) a single New Board overseeing funds of a specific type may enhance that New Board’s efficiency by enabling Board Members to focus their attention on issues common to many of the funds overseen by the New Boards and to act to resolve these issues in a shorter time frame; (ii) realigning the Boards into three New Boards may reduce certain fund expenses, such as costs associated with holding Board meetings, committee meetings and, to the extent necessary, shareholder meetings; (iii) reducing the administrative costs and burden on fund management that are inherent in reporting to seven Boards may allow fund management to devote more time and resources to providing other services to the funds in the Fund complex, including to facilitate management’s high level planning and strategic initiatives for the entire Fund complex; (iv) having fewer Boards will facilitate more effective communication between fund management and the New Boards; (v) a smaller number of Boards may result in more efficient and effective presentations at New Board meetings; and (vi) a smaller number of Boards may benefit the funds and their shareholders by enhancing the effectiveness of New Board oversight of the funds, their management and their other service providers and may facilitate more uniform oversight of the funds in the Fund complex.

2. Approve Change in Investment Objective (Master Bond Portfolio and BlackRock Bond Fund only). As described in the enclosed joint proxy statement, shareholders of Master Bond Portfolio and BlackRock Bond Fund are being asked to approve a change in each such Fund’s investment objective from: to seek, as a primary objective, to provide shareholders with as high a level of current income as is consistent with the investment policies and, as a secondary objective, to seek capital appreciation when consistent with its primary objective, to: to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index. The Lehman Brothers U.S. Aggregate Index is currently each Fund’s benchmark index and is a widely recognized unmanaged market-weighted index. The investment objective of each Fund will remain a fundamental policy that may be changed only by shareholder vote. If the amended investment objective is approved by shareholders, BlackRock Bond Fund will change its name to “BlackRock Total Return Fund.” Since total return is a combination of current income and capital appreciation, the change in investment objective is not expected to materially change the manner in which either BlackRock Bond Fund or Master Bond Portfolio is currently managed. Also, the principal risks of investing in BlackRock Bond Fund and Master Bond Portfolio will not be changed in any material respect by this change in investment objective. The change in investment objective, however, may provide the portfolio management team with greater flexibility in managing the portfolio. BlackRock Bond Fund is organized in a “master/feeder” structure and is a feeder fund that invests all of its assets in Master Bond Portfolio, a series of Master Bond LLC, that has the same investment objective and strategies as BlackRock Bond Fund. The shareholders of BlackRock Bond Fund will also be asked to vote on the proposal to approve changing the investment objective of Master Bond Portfolio.

Please note that separate joint proxy statements are being sent to the shareholders of BlackRock Liquidity Funds and to the shareholders of the closed-end funds in the Fund complex, who are being asked to vote on the Board consolidation discussed above. Also, shareholders of certain open-end funds are being asked to consider reorganizations involving their funds. Separate proxy materials relating to those proposed fund reorganizations have been, or will be, sent to shareholders of these funds.

If you are a shareholder of a Fund organized in a “master/feeder” structure, you will be asked to vote in connection with matters applicable to your feeder Fund’s respective master Fund (noted in Appendix A).

The Board Members responsible for your Fund recommend that you vote “FOR” the proposal(s) with respect to your Fund. However, before you vote, please read the full text of the joint proxy statement for an explanation of each proposal.

Your vote is important. Even if you plan to attend and vote in person at the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

If you have any questions about the proposals to be voted on, please call Broadridge Financial Solutions, Inc. at 1-888-684-2440.

Sincerely,

Brian P. Kindelan

Secretary of certain Funds

and

Alice A. Pellegrino

Secretary of certain Funds

IMPORTANT NEWS

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed joint proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.	Why am I receiving the joint proxy statement?

A.	The purpose of the Meeting is to seek shareholder approval of proposals recently approved by your fund’s board of directors or trustees (each, an “Existing Board” and collectively, the “Existing Boards,” the members of which are referred to as “Board Members”). As a shareholder of one or more of the funds (each, a “Fund” and collectively, the “Funds”) advised by BlackRock Advisors, LLC, BlackRock Institutional Management Corporation or BlackRock Financial Management, Inc. (collectively, “BlackRock Advisors”), each a wholly owned subsidiary of BlackRock, Inc. (“BlackRock”), you are being asked to elect director or trustee nominees of your Fund and, in certain cases, to approve a change to your Fund’s investment objective. (The funds currently advised by BlackRock Advisors are referred to as the “Fund complex” and all of the boards of directors or trustees of the funds in the Fund complex, including the Existing Boards, are referred to collectively as the “Boards.”) The table beginning on page 16 of the joint proxy statement identifies the nominees that Fund shareholders are being asked to approve. The enclosed proxy card(s) indicate the Fund(s) in which you hold shares and the proposal(s) on which you are being asked to vote.

Q.	Why am I being asked to elect Nominees?

A.	On September 29, 2006, BlackRock consummated a transaction (the “Transaction”) with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P. and certain affiliates (“MLIM”), combined with that of BlackRock to create a new independent company that is one of the world’s largest asset management firms with approximately $1.154 trillion in assets under management as of March 31, 2007. The Transaction resulted in BlackRock having seven Boards that oversee nearly 300 funds. BlackRock and each Board believe that realigning and consolidating the seven Boards into three new boards (each, a “New Board”) would enable the New Boards to focus more attention on issues of particular relevance to the types of funds they oversee and to streamline and enhance the effectiveness of New Board oversight of the funds in the Fund complex.

These proposals cannot be effected without shareholder approval. Your Fund’s Existing Board has approved the proposals you are being asked to vote on, believes they are in shareholders’ best interests, and recommends that you approve them.

Q.	What am I being asked to vote “FOR” in the joint proxy statement?

A.

Shareholders are being asked to elect director or trustee nominees, as described in Proposals 1(a) and 1(b). Currently, seven different Boards oversee the open-end and closed-end funds in the Fund complex. It is proposed that the Boards be realigned and consolidated so that the open-end funds are overseen by just two New Boards (one New Board would oversee certain equity funds, all fixed-income funds and all funds designed for sale through insurance company separate accounts, and the other New Board would oversee certain other equity funds and all money market funds). It is also proposed that a third New Board would oversee the closed-end funds. The proposals for BlackRock Liquidity Funds and the closed-end funds are covered in separate proxy statements. Each Existing Board has reviewed the qualifications and backgrounds of the nominees and believes that they are experienced in overseeing investment companies and are familiar with the Fund complex and with BlackRock Advisors. As discussed in more detail on page 13 of the enclosed joint proxy statement, the Board Members and BlackRock believe that: (i) a single New Board overseeing funds of a specific type may enhance that New Board’s efficiency by enabling Board Members to focus their attention on issues common to many of the funds overseen by the New Boards and to act to resolve these issues in a shorter time frame; (ii) realigning the Boards into three New Boards may reduce certain fund expenses, such as costs associated with holding Board meetings, committee meetings and, to the extent necessary, shareholder meetings; (iii) reducing the administrative costs and burden on fund management that are inherent in reporting to seven Boards may allow fund management to devote more time and resources to providing other services to the funds in the Fund complex, including to facilitate management’s high level planning and strategic initiatives for the entire Fund complex; (iv) having fewer Boards will facilitate more effective communication between fund management and the New Boards; (v) a smaller number of Boards may result in more efficient and effective presentations at New Board meetings; and (vi) a smaller number of Boards may benefit the funds and their shareholders by enhancing the effectiveness of New Board oversight of the funds, their management and their other service providers and may facilitate more uniform oversight of the funds in the Fund complex.

Shareholders of Master Bond Portfolio and BlackRock Bond Fund also are being asked to approve a change to each Fund’s investment objective to: to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index.

Q.	As a shareholder of BlackRock Bond Fund and/or Master Bond Portfolio, why am I being asked to approve a change in my Fund’s investment objective?

A.	Shareholders are being asked to approve a change in the investment objective of BlackRock Bond Fund and Master Bond Portfolio in connection with a proposed tax-free reorganization in which BlackRock Bond Fund will acquire all of the assets of BlackRock Total Return Portfolio (“Total Return”), a portfolio of BlackRock Funds II, in exchange for shares of common stock of BlackRock Bond Fund and the assumption by BlackRock Bond Fund of certain stated liabilities of Total Return (the “Reorganization”). As is currently the case with BlackRock Bond Fund, the combined fund will continue to invest all of its assets in Master Bond Portfolio as a feeder fund in a master/feeder structure. After completion of the Reorganization, Master Bond Portfolio is expected to be managed by the portfolio management team that includes members who have managed Total Return during its entire operating history and in the same manner as Total Return is currently managed. Shareholders of BlackRock Bond Fund and Master Bond Portfolio are not required, and are not being asked, to vote on the Reorganization. If shareholders do not approve this change in investment objective, the Reorganization will not be consummated as contemplated, and the Funds will continue to be managed separately and in accordance with their stated investment objective and policies.

The investment objective of Master Bond Portfolio and BlackRock Bond Fund will remain a fundamental policy that may be changed only by shareholder vote. The investment objective of Total Return is to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index. The investment objective of Master Bond Portfolio and BlackRock Bond Fund is to seek, as a primary objective, to provide shareholders with as high a level of current income as is consistent with the investment policies and, as a secondary objective, to seek capital appreciation when consistent with its primary objective. Also, the principal risks of investing in BlackRock Bond Fund and Master Bond Portfolio will not be changed in any material respect by this change in investment objective. The change in investment objective, however, may provide the portfolio management team with greater flexibility in managing the portfolio. BlackRock Bond Fund is organized in a “master/feeder” structure and is a feeder fund that invests all of its assets in the Master Bond Portfolio, a series of Master Bond LLC. Master Bond Portfolio has the same investment objective and strategies as BlackRock Bond Fund. The shareholders of BlackRock Bond Fund will also vote on the proposal to approve changing the investment objective of Master Bond Portfolio.

This proposal cannot be effected without shareholder approval. Your Fund’s Existing Board has approved the proposal you are being asked to vote on, believes it is in shareholders’ best interest, and recommends that you approve it.

Q.	Will my vote make a difference?

A.	Your vote is very important and can make a difference in the governance and management of the Funds, no matter how many shares you own. Your vote can help ensure that the proposal(s) recommended by the Existing Boards can be implemented. We encourage all shareholders to participate in the governance of their Funds.

Q.	Am I being asked to approve a reorganization of my fund with another fund?

A.	Not as part of the joint proxy statement; however, as part of the board consolidation initiative discussed above, shareholders of a number of open-end funds are being asked to consider a reorganization of their fund with another fund. If this type of reorganization is proposed for your open-end fund, you will receive (or may have already received) a separate combined proxy statement/prospectus to consider and vote on that proposal.

Q.	Are the Funds paying for preparation, printing and mailing of the joint proxy statement?

A.	The costs associated with the joint proxy statement, including the mailing and the proxy solicitation costs, will be shared equally between BlackRock and the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement, also will be shared equally between BlackRock and the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Funds. The Funds and BlackRock have retained Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, New York 11717, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Broadridge will be paid approximately $4,749,062 for such solicitation services (including reimbursements of out-of-pocket expenses), to be shared equally by BlackRock and the Funds.

Q.	Whom do I call if I have questions?

A.	If you need more information, or have any questions about voting, please call Broadridge, the Funds’ proxy solicitor, at 1-888-684-2440.

Q.	How do I vote my shares?

A.	You can provide voting instructions by telephone by calling the toll-free number on the proxy card(s) or by computer by going to the Internet address provided on the Notice of Internet Availability of Proxy Materials or proxy card(s) and following the instructions. Alternatively, if you received your proxy card(s) by mail, you can vote your shares by signing and dating the proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also attend the Meeting and vote in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the proxy card, if received by mail, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

BLACKROCK-ADVISED FUNDS

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

NOTICE OF A MEETING OF SHAREHOLDERS

To Be Held on August 23, 2007 or

on September 7, 2007

A meeting (each, a “Meeting”) of the shareholders of the funds identified below (each, a “Fund”) will be held at the offices of BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, New York 10022, on Thursday, August 23, 2007 at 1:00 p.m. (Eastern time), or on Friday, September 7, 2007 at 3:00 p.m. (Eastern time) (see Appendix A of the enclosed Joint Proxy Statement for the date of your Fund’s Meeting), to consider and vote on the proposals, as more fully described in the accompanying Joint Proxy Statement:

PROPOSAL 1(a).	To Elect Nominees of the Group A Funds. (To be voted on by shareholders of the Group A Funds identified in the table beginning on page 3 of the Joint Proxy Statement.)

PROPOSAL 1(b).	To Elect Nominees of the Group B Funds. (To be voted on by shareholders of the Group B Funds identified in the table beginning on page 3 of the Joint Proxy Statement.)

PROPOSAL 2.	To Approve a change in the investment objective of each of BlackRock Bond Fund and Master Bond Portfolio. (To be voted on by shareholders of BlackRock Bond Fund and Master Bond Portfolio.)

PROPOSAL 3.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Your Board recommends that you vote “FOR” the Proposal(s) upon which you are being asked to vote.

Shareholders of record as of the close of business on June 25, 2007 are entitled to vote at the Meetings and at any adjournments or postponements thereof.

If you own shares in more than one Fund as of June 25, 2007, you may receive more than one proxy card. Please be certain to sign, date and return each proxy card you receive.

By order of the Boards of Directors/Trustees,

Brian P. Kindelan

Secretary of certain Funds

and

Alice A. Pellegrino

Secretary of certain Funds

July 2, 2007

1

Funds Holding Meetings of Shareholders

Group A Funds (certain equity Funds, all fixed-income Funds in the Fund complex and all Funds in the Fund complex designed for sale through insurance company separate accounts):

BlackRock Bond Allocation Target Shares

Series C Portfolio

Series M Portfolio

Series S Portfolio

BlackRock Value Opportunities Fund, Inc.

BlackRock Basic Value Fund, Inc.

BlackRock Natural Resources Trust

BlackRock Global Growth Fund, Inc.

BlackRock Balanced Capital Fund, Inc.

BlackRock Global SmallCap Fund, Inc.

BlackRock Bond Fund, Inc.

BlackRock Bond Fund

BlackRock High Income Fund

BlackRock Municipal Bond Fund, Inc.

BlackRock Municipal Insured Fund

BlackRock National Municipal Fund

BlackRock Short-Term Municipal Fund

BlackRock High Yield Municipal Fund

BlackRock Equity Dividend Fund

BlackRock Global Allocation Fund, Inc.

BlackRock EuroFund

BlackRock Municipal Series Trust

BlackRock Intermediate Municipal Fund

BlackRock Global Dynamic Equity Fund

BlackRock Utilities and Telecommunications Fund, Inc.

BlackRock Mid Cap Value Opportunities Series, Inc.

BlackRock Mid Cap Value Opportunities Fund

Managed Account Series

High Income Portfolio

US Mortgage Portfolio

Global SmallCap Portfolio

Mid Cap Value Opportunities Portfolio

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

BlackRock Basic Value V.I. Fund

BlackRock Bond V.I. Fund

BlackRock Fundamental Growth V.I. Fund

BlackRock Global Growth V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Large Cap Core V.I. Fund

BlackRock Large Cap Growth V.I. Fund

BlackRock Large Cap Value V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Utilities and Telecommunications V.I. Fund

BlackRock Value Opportunities V.I. Fund

BlackRock International Value V.I. Fund

BlackRock Government Income V.I. Fund

BlackRock High Income V.I. Fund

BlackRock Money Market V.I. Fund

BlackRock Funds II

Total Return Portfolio

Total Return Portfolio II

Delaware Municipal Bond Portfolio

Enhanced Income Portfolio

AMT-Free Municipal Bond Portfolio

GNMA Portfolio

Government Income Portfolio

High Yield Bond Portfolio

Intermediate Bond Portfolio II

Prepared Portfolio 2010

Prepared Portfolio 2015

Prepared Portfolio 2020

Prepared Portfolio 2025

Prepared Portfolio 2030

Prepared Portfolio 2035

Prepared Portfolio 2040

Prepared Portfolio 2045

Prepared Portfolio 2050

Intermediate Government Bond Portfolio

International Bond Portfolio

Inflation Protected Bond Portfolio

Kentucky Municipal Bond Portfolio

Low Duration Bond Portfolio

Managed Income Portfolio

Ohio Municipal Bond Portfolio

BlackRock Strategic Portfolio I

Conservative Prepared Portfolio

Moderate Prepared Portfolio

Growth Prepared Portfolio

Aggressive Growth Prepared Portfolio

BlackRock Short Term Bond Series, Inc.

BlackRock Short Term Bond Fund

BlackRock Focus Value Fund, Inc.

BlackRock Multi-State Municipal Series Trust

BlackRock Florida Municipal Bond Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

2

BlackRock Fundamental Growth Fund, Inc.

BlackRock California Municipal Series Trust

BlackRock California Insured Municipal Bond Fund

BlackRock Focus Twenty Fund, Inc.

BlackRock World Income Fund, Inc.

BlackRock International Value Trust

BlackRock International Value Fund

Master Value Opportunities LLC

Master Basic Value LLC

Master Focus Twenty LLC

FDP Series, Inc.

Franklin Templeton Total Return FDP Fund

Marsico Growth FDP Fund

MFS Research International FDP Fund

Van Kampen Value FDP Fund

BlackRock Commodity Strategies Fund

The GNMA Fund Investment Accumulation Program, Inc.

BlackRock Principal Protected Trust

BlackRock Fundamental Growth Principal Protected Fund

BlackRock Basic Value Principal Protected Fund

BlackRock Core Principal Protected Fund

Short-Term Bond Master LLC

Short-Term Bond Master Portfolio

Master Commodity Strategies LLC

Master Bond LLC

Master Bond Portfolio

BlackRock Series Fund, Inc.

BlackRock Balanced Capital Portfolio

BlackRock Bond Portfolio

BlackRock Fundamental Growth Portfolio

BlackRock Global Allocation Portfolio

BlackRock Government Income Portfolio

BlackRock High Income Portfolio

BlackRock Money Market Portfolio

BlackRock Large Cap Core Portfolio

Group B Funds (certain equity Funds and certain money market Funds in the Fund complex):

BlackRock FundsSM

Asset Allocation Portfolio

All-Cap Global Resources Portfolio

Aurora Portfolio

Investment Trust

Exchange Portfolio

Global Opportunities Portfolio

Global Resources Portfolio

Global Science & Technology Opportunities Portfolio

Health Sciences Opportunities Portfolio

International Opportunities Portfolio

Capital Appreciation Portfolio

Mid-Cap Growth Equity Portfolio

Mid-Cap Value Equity Portfolio

Small Cap Growth Equity Portfolio

Small Cap Core Equity Portfolio

Small Cap Value Equity Portfolio

Small/Mid-Cap Growth Portfolio

U.S. Opportunities Portfolio

Index Equity Portfolio

Money Market Portfolio

Municipal Money Market Portfolio

U.S. Treasury Money Market Portfolio

North Carolina Municipal Money Market Portfolio

New Jersey Municipal Money Market Portfolio

Ohio Municipal Money Market Portfolio

Pennsylvania Municipal Money Market Portfolio

Virginia Municipal Money Market Portfolio

Merrill Lynch U.S.A. Government Reserves

BlackRock Series, Inc.

BlackRock International Fund

BlackRock Small Cap Growth Fund II

BlackRock Financial Institution Series Trust

BlackRock Summit Cash Reserves Fund

Merrill Lynch U.S. Treasury Money Fund

BlackRock Index Funds, Inc.

BlackRock International Index Fund

BlackRock S&P 500 Index Fund

BlackRock Small Cap Index Fund

Merrill Lynch Ready Assets Trust

BlackRock Healthcare Fund, Inc.

BlackRock Global Technology Fund, Inc.

CMA Money Fund

CMA Government Securities Fund

CMA Tax-Exempt Fund

CMA Treasury Fund

WCMA Government Securities Fund

WCMA Money Fund

WCMA Tax-Exempt Fund

WCMA Treasury Fund

BlackRock Developing Capital Markets Fund, Inc.

BlackRock Latin America Fund, Inc.

3

BlackRock Pacific Fund, Inc.

BlackRock Global Financial Services Fund, Inc.

BlackRock Large Cap Series Funds, Inc.

BlackRock Large Cap Core Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

Merrill Lynch Retirement Series Trust

Merrill Lynch Retirement Reserves Money Fund

Merrill Lynch Funds For Institutions Series

Merrill Lynch Government Fund

Merrill Lynch Treasury Fund

Merrill Lynch Institutional Fund

Merrill Lynch Premier Institutional Fund

Merrill Lynch Institutional Tax-Exempt Fund

Global Financial Services Master LLC

Master Large Cap Series LLC

Master Large Cap Core Portfolio

Master Large Cap Growth Portfolio

Master Large Cap Value Portfolio

CMA Multi-State Municipal Series Trust

CMA Arizona Municipal Money Fund

CMA California Municipal Money Fund

CMA Connecticut Municipal Money Fund

CMA Florida Municipal Money Fund

CMA Massachusetts Municipal Money Fund

CMA Michigan Municipal Money Fund

CMA New Jersey Municipal Money Fund

CMA New York Municipal Money Fund

CMA North Carolina Municipal Money Fund

CMA Ohio Municipal Money Fund

CMA Pennsylvania Municipal Money Fund

Quantitative Master Series LLC

Master Enhanced Small Cap Series

Master Core Bond Enhanced Index Series

Master Enhanced International Series

Master Enhanced S&P 500 Series

Master Extended Market Index Series

Master International Index Series

Master Mid Cap Index Series

Master S&P 500 Index Series

Master Small Cap Index Series

Master Institutional Money Market LLC

Merrill Lynch Premier Institutional Portfolio

Merrill Lynch Institutional Portfolio

Merrill Lynch Institutional Tax-Exempt Portfolio

BlackRock Master LLC

BlackRock Master Small Cap Growth Portfolio

BlackRock Master International Portfolio

Master Treasury LLC

Master Tax-Exempt LLC

Master Government Securities LLC

Master Money LLC

4

BLACKROCK-ADVISED FUNDS

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

MEETING OF SHAREHOLDERS

AUGUST 23, 2007 OR

SEPTEMBER 7, 2007

JOINT PROXY STATEMENT

This joint proxy statement (the “Joint Proxy Statement”) is furnished in connection with the solicitation by the board of directors or trustees (each, an “Existing Board,” the members of which are referred to as “Board Members”) of each of the BlackRock-advised funds listed in the accompanying Notice of a Meeting of Shareholders (each, a “Fund”) of proxies to be voted at a meeting of shareholders of each such Fund to be held at the offices of BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, New York 10022, on Thursday, August 23, 2007 at 1:00 p.m. (Eastern time), or on Friday, September 7, 2007 at 3:00 p.m. (Eastern time) (see Appendix A of this enclosed Joint Proxy Statement for the date) (for each Fund, a “Meeting”), and at any and all adjournments or postponements thereof. A Meeting will be held for the purposes set forth in the accompanying Notice.

The Board of each Fund has determined that the use of this Joint Proxy Statement for such Fund’s Meeting is in the best interests of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of each of the Funds. This Joint Proxy Statement and the accompanying materials, or a Notice of Internet Availability of Proxy Materials, are being mailed to shareholders on or about July 11, 2007.

Each Fund is organized as either a Massachusetts business trust (each, a “Massachusetts Trust”), or a series of a Massachusetts Trust, a Maryland corporation (each, a “Maryland Corporation”), or a series of a Maryland Corporation, a Delaware statutory trust (each, a “Delaware Trust”), or a series of a Delaware Trust, or a Delaware limited liability company (each, a “Delaware LLC”), or a series of a Delaware LLC. The Massachusetts Trusts, Maryland Corporations, Delaware Trusts and Delaware LLCs (each, a “Registrant”) are investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). A list of each Registrant and series of each Registrant (if any), is set forth in Appendix A.

Shareholders of record of a Fund as of the close of business on June 25, 2007 (the “Record Date”) are entitled to attend and to vote at that Fund’s Meeting. Shareholders of the Funds are entitled to one vote for each share held, and each fractional share is entitled to a proportionate fractional vote, with no shares having cumulative voting rights. The quorum requirement for each Fund, and the vote requirement for Proposal 1, is set forth in Appendix B. The vote requirement for Proposal 2 is set forth under “Vote Required and Manner of Voting Proxies.” If you are a shareholder of a Fund organized in a “master/feeder” structure, you will be asked to vote in connection with matters applicable to your feeder Fund’s respective master Fund (noted in Appendix A).

The number of shares of each Fund outstanding as of the close of business on the Record Date and the net assets of each Fund as of that date are shown in Appendix B. Except as set forth in Appendix J, to the knowledge of each Fund, as of the Record Date, no person was the beneficial owner of five percent or more of a class of that Fund’s outstanding shares.

The Fund of which you are a shareholder is named on the proxy card or Notice of Internet Availability of Proxy Materials. If you own shares in more than one Fund as of the Record Date, you may receive more than one proxy card. Even if you plan to attend the Meeting, please sign, date and return EACH proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposals affecting EACH Fund you own. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or Notice of Internet Availability of Proxy Materials. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to a Fund’s Meeting will be voted at that Meeting. On any matter coming before each Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to a proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to a proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary or if you are the holder of a variable annuity contract or variable life insurance policy (as discussed below), please consult your bank or intermediary or your participating insurance company regarding your ability to revoke voting instructions after such instructions have been provided.

Photographic identification will be required for admission to the Meetings.

Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at 40 East 52nd Street, New York, New York 10022-5911, or by calling toll free at 1-800-441-7762. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Joint Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Joint Proxy Statement, or Notice of Internet Availability of Proxy Materials, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Please also note that, as part of the initiatives that are designed to eliminate overlapping and duplicative product offerings within the BlackRock family of funds, shareholders of certain Funds are being asked to consider reorganizations involving their Funds. Separate proxy materials relating to those proposed Fund reorganizations have been, or will be, sent to applicable shareholders.

YOUR VOTE IS IMPORTANT

To avoid the unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card, and if received by mail, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each of the proposals.

The following table shows which proposals shareholders of each Fund are being asked to approve. The enclosed proxy card(s) indicate the Fund(s) in which you hold shares and the proposals on which you are being asked to vote.

SUMMARY OF PROPOSALS AND FUNDS VOTING

	Proposal No. 1(a)— to Elect Nominees	Proposal No. 1(b)— to Elect Nominees	Proposal No. 2— to Approve Change in Investment Objective
Name of Fund	Board A— To Oversee Group A Funds	Board B— To Oversee Group B Funds
BlackRock Bond Allocation Target Shares	✓
Series C Portfolio	✓
Series M Portfolio	✓
Series S Portfolio	✓
Master Value Opportunities LLC	✓
BlackRock Value Opportunities Fund, Inc.	✓
Master Basic Value LLC	✓
BlackRock Basic Value Fund, Inc.	✓
BlackRock Natural Resources Trust	✓
BlackRock Global Growth Fund, Inc.	✓
BlackRock Balanced Capital Fund, Inc.	✓
BlackRock Series Fund, Inc.	✓
BlackRock Balanced Capital Portfolio	✓
BlackRock Bond Portfolio	✓
BlackRock Fundamental Growth Portfolio	✓
BlackRock Global Allocation Portfolio	✓
BlackRock Government Income Portfolio	✓
BlackRock High Income Portfolio	✓
BlackRock Money Market Portfolio	✓
BlackRock Large Cap Core Portfolio	✓
BlackRock Global SmallCap Fund, Inc.	✓
Master Bond LLC	✓
Master Bond Portfolio	✓		✓
BlackRock Bond Fund, Inc.	✓
BlackRock Bond Fund	✓		✓
BlackRock High Income Fund	✓
BlackRock Municipal Bond Fund, Inc.	✓
BlackRock Municipal Insured Fund	✓

	Proposal No. 1(a)— to Elect Nominees	Proposal No. 1(b)— to Elect Nominees	Proposal No. 2— to Approve Change in Investment Objective
Name of Fund	Board A— To Oversee Group A Funds	Board B— To Oversee Group B Funds
BlackRock National Municipal Fund	✓
BlackRock Short-Term Municipal Fund	✓
BlackRock High Yield Municipal Fund	✓
BlackRock Equity Dividend Fund	✓
BlackRock Global Allocation Fund, Inc.	✓
BlackRock EuroFund	✓
BlackRock Municipal Series Trust	✓
BlackRock Intermediate Municipal Fund	✓
BlackRock Global Dynamic Equity Fund	✓
BlackRock Utilities and Telecommunications Fund, Inc.	✓
BlackRock Mid Cap Value Opportunities Series, Inc.	✓
BlackRock Mid Cap Value Opportunities Fund	✓
Managed Account Series	✓
High Income Portfolio	✓
US Mortgage Portfolio	✓
Global SmallCap Portfolio	✓
Mid Cap Value Opportunities Portfolio	✓
Short-Term Bond Master LLC	✓
Short-Term Bond Master Portfolio	✓
BlackRock Short-Term Bond Series, Inc.	✓
BlackRock Short-Term Bond Fund	✓
BlackRock Focus Value Fund, Inc.	✓
BlackRock Multi-State Municipal Series Trust	✓
BlackRock Florida Municipal Bond Fund	✓
BlackRock New Jersey Municipal Bond Fund	✓
BlackRock New York Municipal Bond Fund	✓
BlackRock Pennsylvania Municipal Bond Fund	✓
BlackRock Fundamental Growth Fund, Inc.	✓
BlackRock California Municipal Series Trust	✓
BlackRock California Insured Municipal Bond Fund	✓
Master Focus Twenty LLC	✓
BlackRock Focus Twenty Fund, Inc.	✓
BlackRock Variable Series Funds, Inc.	✓
BlackRock Balanced Capital V.I. Fund	✓

	Proposal No. 1(a)— to Elect Nominees	Proposal No. 1(b)— to Elect Nominees	Proposal No. 2— to Approve Change in Investment Objective
Name of Fund	Board A— To Oversee Group A Funds	Board B— To Oversee Group B Funds
BlackRock Basic Value V.I. Fund	✓
BlackRock Bond V.I. Fund	✓
BlackRock Fundamental Growth V.I. Fund	✓
BlackRock Global Growth V.I. Fund	✓
BlackRock S&P 500 Index V.I. Fund	✓
BlackRock Large Cap Core V.I. Fund	✓
BlackRock Large Cap Growth V.I. Fund	✓
BlackRock Large Cap Value V.I. Fund	✓
BlackRock Global Allocation V.I. Fund	✓
BlackRock Utilities and Telecommunications V.I. Fund	✓
BlackRock Value Opportunities V.I. Fund	✓
BlackRock International Value V.I. Fund	✓
BlackRock Government Income V.I. Fund	✓
BlackRock High Income V.I. Fund	✓
BlackRock Money Market V.I. Fund	✓
BlackRock World Income Fund, Inc.	✓
BlackRock International Value Trust	✓
BlackRock International Value Fund	✓
FDP Series, Inc.	✓
Franklin Templeton Total Return FDP Fund	✓
Marsico Growth FDP Fund	✓
MFS Research International FDP Fund	✓
Van Kampen Value FDP Fund	✓
BlackRock Principal Protected Trust	✓
BlackRock Fundamental Growth Principal Protected Fund	✓
BlackRock Basic Value Principal Protected Fund	✓
BlackRock Core Principal Protected Fund	✓
Master Commodity Strategies LLC	✓
BlackRock Commodity Strategies Fund	✓
The GNMA Fund Investment Accumulation Program, Inc.	✓
BlackRock Funds II	✓
Total Return Portfolio	✓
Delaware Municipal Bond Portfolio	✓
Enhanced Income Portfolio	✓

	Proposal No. 1(a)— to Elect Nominees	Proposal No. 1(b)— to Elect Nominees	Proposal No. 2— to Approve Change in Investment Objective
Name of Fund	Board A— To Oversee Group A Funds	Board B— To Oversee Group B Funds
AMT-Free Municipal Bond Portfolio	✓
GNMA Portfolio	✓
Government Income Portfolio	✓
High Yield Bond Portfolio	✓
Intermediate Bond Portfolio II	✓
Intermediate Government Bond Portfolio	✓
International Bond Portfolio	✓
Inflation Protected Bond Portfolio	✓
Kentucky Municipal Bond Portfolio	✓
Low Duration Bond Portfolio	✓
Managed Income Portfolio	✓
Ohio Municipal Bond Portfolio	✓
BlackRock Strategic Portfolio I	✓
Total Return Portfolio II	✓
Conservative Prepared Portfolio	✓
Moderate Prepared Portfolio	✓
Growth Prepared Portfolio	✓
Aggressive Growth Prepared Portfolio	✓
Prepared Portfolio 2010	✓
Prepared Portfolio 2015	✓
Prepared Portfolio 2020	✓
Prepared Portfolio 2025	✓
Prepared Portfolio 2030	✓
Prepared Portfolio 2035	✓
Prepared Portfolio 2040	✓
Prepared Portfolio 2045	✓
Prepared Portfolio 2050	✓
Merrill Lynch U.S.A. Government Reserves		✓
Merrill Lynch U.S. Treasury Money Fund		✓
BlackRock Index Funds, Inc.		✓
BlackRock International Index Fund		✓
BlackRock S&P 500 Index Fund		✓
BlackRock Small Cap Index Fund		✓

	Proposal No. 1(a)— to Elect Nominees	Proposal No. 1(b)— to Elect Nominees	Proposal No. 2— to Approve Change in Investment Objective
Name of Fund	Board A— To Oversee Group A Funds	Board B— To Oversee Group B Funds
Quantitative Master Series LLC		✓
Master Enhanced Small Cap Index Series		✓
Master Core Bond Enhanced Index Series		✓
Master Enhanced International Series		✓
Master Enhanced S&P 500 Series		✓
Master Extended Market Index Series		✓
Master International Index Series		✓
Master Mid Cap Index Series		✓
Master S&P 500 Index Series		✓
Master Small Cap Index Series		✓
Merrill Lynch Ready Assets Trust		✓
BlackRock Healthcare Fund, Inc.		✓
BlackRock Global Technology Fund, Inc.		✓
Master Government Securities LLC		✓
Master Money LLC		✓
Master Treasury LLC		✓
Master Tax-Exempt LLC		✓
CMA Money Fund		✓
CMA Government Securities Fund		✓
CMA Tax-Exempt Fund		✓
CMA Treasury Fund		✓
WCMA Government Securities Fund		✓
WCMA Money Fund		✓
WCMA Tax-Exempt Fund		✓
WCMA Treasury Fund		✓
CMA Multi-State Municipal Series Trust		✓
CMA Arizona Municipal Money Fund		✓
CMA California Municipal Money Fund		✓
CMA Connecticut Municipal Money Fund		✓
CMA Massachusetts Municipal Money Fund		✓
CMA Michigan Municipal Money Fund		✓
CMA New Jersey Municipal Money Fund		✓
CMA New York Municipal Money Fund		✓
CMA North Carolina Municipal Money Fund		✓

	Proposal No. 1(a)— to Elect Nominees	Proposal No. 1(b)— to Elect Nominees	Proposal No. 2— to Approve Change in Investment Objective
Name of Fund	Board A— To Oversee Group A Funds	Board B— To Oversee Group B Funds
CMA Ohio Municipal Money Fund		✓
CMA Pennsylvania Municipal Money Fund		✓
CMA Florida Municipal Money Fund		✓
BlackRock Developing Capital Markets Fund, Inc.		✓
BlackRock Latin America Fund, Inc.		✓
BlackRock Pacific Fund, Inc.		✓
Global Financial Services Master LLC		✓
BlackRock Global Financial Services Fund, Inc.		✓
BlackRock Financial Institutions Series Trust		✓
BlackRock Summit Cash Reserves Fund		✓
Master Large Cap Series LLC		✓
Master Large Cap Core Portfolio		✓
Master Large Cap Growth Portfolio		✓
Master Large Cap Value Portfolio		✓
BlackRock Large Cap Series Funds, Inc.		✓
BlackRock Large Cap Core Fund		✓
BlackRock Large Cap Growth Fund		✓
BlackRock Large Cap Value Fund		✓
Merrill Lynch Retirement Series Trust		✓
Merrill Lynch Retirement Reserves Money Fund		✓
Master Institutional Money Market LLC		✓
Merrill Lynch Premier Institutional Portfolio		✓
Merrill Lynch Institutional Portfolio		✓
Merrill Lynch Institutional Tax-Exempt Portfolio		✓
Merrill Lynch Funds For Institutions Series		✓
Merrill Lynch Government Fund		✓
Merrill Lynch Treasury Fund		✓
Merrill Lynch Institutional Fund		✓
Merrill Lynch Premier Institutional Fund		✓
Merrill Lynch Institutional Tax-Exempt Fund		✓
BlackRock Master LLC		✓
BlackRock Master Small Cap Growth Portfolio		✓
BlackRock Master International Portfolio		✓

	Proposal No. 1(a)— to Elect Nominees	Proposal No. 1(b)— to Elect Nominees	Proposal No. 2— to Approve Change in Investment Objective
Name of Fund	Board A— To Oversee Group A Funds	Board B— To Oversee Group B Funds
BlackRock Series, Inc.		✓
BlackRock International Fund		✓
BlackRock Small Cap Growth Fund II		✓
BlackRock FundsSM		✓
Asset Allocation Portfolio		✓
All-Cap Global Resources Portfolio		✓
Aurora Portfolio		✓
Investment Trust		✓
Exchange Portfolio		✓
Global Opportunities Portfolio		✓
Global Resources Portfolio		✓
Global Science & Technology Opportunities Portfolio		✓
Health Sciences Opportunities Portfolio		✓
International Opportunities Portfolio		✓
Capital Appreciation Portfolio		✓
Mid-Cap Growth Equity Portfolio		✓
Mid-Cap Value Equity Portfolio		✓
Small Cap Growth Equity Portfolio		✓
Small Cap Core Equity Portfolio		✓
Small Cap Value Equity Portfolio		✓
Small/Mid-Cap Growth Portfolio		✓
U.S. Opportunities Portfolio		✓
Index Equity Portfolio		✓
Money Market Portfolio		✓
Municipal Money Market Portfolio		✓
U.S. Treasury Money Market Portfolio		✓
North Carolina Municipal Money Market Portfolio		✓
New Jersey Municipal Money Market Portfolio		✓
Ohio Municipal Money Market Portfolio		✓
Pennsylvania Municipal Money Market Portfolio		✓
Virginia Municipal Money Market Portfolio		✓

PROPOSAL 1—TO ELECT NOMINEES

The purpose of this Proposal 1 is to elect director or trustee nominees (each, a “Nominee”) of each Registrant named in the tables below. (The funds currently advised by BlackRock Advisors, LLC, BlackRock Institutional Management Corporation or BlackRock Financial Management, Inc. (collectively, “BlackRock Advisors”), each a wholly owned subsidiary of BlackRock, Inc. (“BlackRock”), are referred to as the “Fund complex,” and all of the Boards of Directors or Trustees of the funds in the Fund complex, including the Existing Boards, are referred to collectively as the “Boards.”)

Currently, seven different Boards oversee the open-end and closed-end funds in the Fund complex. It is proposed that the Boards be realigned and consolidated so that the open-end funds would be overseen by two new boards. One new board, Board A, would oversee certain equity funds, all fixed-income funds and all funds in the Fund complex designed for sale through insurance company separate accounts (the “Group A Funds”), and the other new board, Board B, would oversee certain other equity funds and all money market funds in the Fund complex (the “Group B Funds”). It is also proposed that a third new board would oversee the closed-end funds. (Each new board is referred to as a “New Board” and collectively as the “New Boards.”) The proposals for BlackRock Liquidity Funds, which would be overseen by Board B, and the closed-end funds are covered in separate proxy statements. As discussed below, this realignment and consolidation is expected to enable the New Boards to focus more attention on issues of particular relevance to the types of funds they oversee and to streamline and enhance the effectiveness of New Board oversight of the Fund complex. Also, it is expected that having fewer Boards will facilitate greater communication between fund management and the New Boards.

It is intended that the proxy card, if properly executed, will be voted for all Nominees for the applicable New Board of each Fund unless a proxy contains specific instructions to the contrary. Each Nominee’s term of office will commence, if such Nominee is properly elected, on or about November 1, 2007. Each Nominee will be elected to hold office until his or her successor is elected and qualifies or until his or her earlier death, resignation, retirement or removal.

Proposal 1(a):

It is proposed that shareholders of the Funds identified in the table below (the Group A Funds) vote for the election of Nominees of the Group A Funds (Board A).

Funds1 to Elect Nominees of the Group A Funds (Board A)

BlackRock Bond Allocation Target Shares

Series C Portfolio

Series M Portfolio

Series S Portfolio

BlackRock Value Opportunities Fund, Inc.*

BlackRock Basic Value Fund, Inc.*

BlackRock Natural Resources Trust

BlackRock Global Growth Fund, Inc.

BlackRock Balanced Capital Fund, Inc.

BlackRock Global SmallCap Fund, Inc.

BlackRock Bond Fund, Inc.

BlackRock Bond Fund*

BlackRock High Income Fund

[1]	For certain Registrants that are comprised of multiple series, the series are indicated in the list by an entry below the Registrant’s name.
*	If you are a shareholder of a feeder Fund, you will be asked to vote in connection with matters applicable to your feeder Fund’s respective master Fund (noted in Appendix A).

BlackRock Municipal Bond Fund, Inc.

BlackRock Municipal Insured Fund

BlackRock National Municipal Fund

BlackRock Short-Term Municipal Fund

BlackRock High Yield Municipal Fund

BlackRock Equity Dividend Fund

BlackRock Global Allocation Fund, Inc.

BlackRock EuroFund

BlackRock Municipal Series Trust

BlackRock Intermediate Municipal Fund

BlackRock Global Dynamic Equity Fund

BlackRock Utilities and Telecommunications Fund, Inc.

BlackRock Mid Cap Value Opportunity Series, Inc.

BlackRock Mid Cap Value Opportunities Fund

Managed Account Series

High Income Portfolio

US Mortgage Portfolio

Global SmallCap Portfolio

Mid Cap Value Opportunities Portfolio

BlackRock Series Fund, Inc.

BlackRock Balanced Capital Portfolio

BlackRock Bond Portfolio

BlackRock Fundamental Growth Portfolio

BlackRock Global Allocation Portfolio

BlackRock Government Income Portfolio

BlackRock High Income Portfolio

BlackRock Money Market Portfolio

BlackRock Large Cap Core Portfolio

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

BlackRock Basic Value V.I. Fund

BlackRock Bond V.I. Fund

BlackRock Fundamental Growth V.I. Fund

BlackRock Global Growth V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Large Cap Core V.I. Fund

BlackRock Large Cap Growth V.I. Fund

BlackRock Large Cap Value V.I. Fund

BlackRock Global Allocation V.I Fund

BlackRock Utilities and Telecommunications V.I. Fund

BlackRock Value Opportunities V.I. Fund

BlackRock International Value V.I. Fund

BlackRock Government Income V.I. Fund

BlackRock High Income V.I. Fund

BlackRock Money Market V.I. Fund

Master Value Opportunities LLC

Master Basic Value LLC

Short-Term Bond Master LLC

Short-Term Bond Master Portfolio

Master Focus Twenty LLC

BlackRock Funds II

Total Return Portfolio

Total Return Portfolio II

Delaware Municipal Bond Portfolio

Enhanced Income Portfolio

AMT-Free Municipal Bond Portfolio

GNMA Portfolio

Government Income Portfolio

High Yield Bond Portfolio

Intermediate Bond Portfolio II

Prepared Portfolio 2010

Prepared Portfolio 2015

Prepared Portfolio 2020

Prepared Portfolio 2025

Prepared Portfolio 2030

Prepared Portfolio 2035

Prepared Portfolio 2040

Prepared Portfolio 2045

Prepared Portfolio 2050

Intermediate Government Bond Portfolio

International Bond Portfolio

Inflation Protected Bond Portfolio

Kentucky Municipal Bond Portfolio

Low Duration Bond Portfolio

Managed Income Portfolio

Ohio Municipal Bond Portfolio

BlackRock Strategic Portfolio I

Conservative Prepared Portfolio

Moderate Prepared Portfolio

Growth Prepared Portfolio

Aggressive Growth Prepared Portfolio

BlackRock Short-Term Bond Series, Inc.

BlackRock Short-Term Bond Fund*

BlackRock Focus Value Fund, Inc.

BlackRock Multi-State Municipal Series Trust

BlackRock Florida Municipal Bond Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Fundamental Growth Fund, Inc.

BlackRock California Municipal Series Trust

*	If you are a shareholder of a feeder Fund, you will be asked to vote in connection with matters applicable to your feeder Fund’s respective master Fund (noted in Appendix A).

BlackRock California Insured Municipal Bond Fund

BlackRock Focus Twenty Fund, Inc.*

BlackRock World Income Fund, Inc.

BlackRock International Value Trust

BlackRock International Value Fund

FDP Series, Inc.

Franklin Templeton Total Return FDP Fund

Marsico Growth FDP Fund

MFS Research International FDP Fund

Van Kampen Value FDP Fund

BlackRock Commodity Strategies Fund*

The GNMA Fund Investment Accumulation Program, Inc.

BlackRock Principal Protected Trust

BlackRock Fundamental Growth Principal Protected Fund

BlackRock Basic Value Principal Protected Fund

BlackRock Core Principal Protected Fund

Master Commodity Strategies LLC

Master Bond LLC

Master Bond Portfolio

Your Board recommends that you vote “FOR” this proposal.

Proposal 1(b):

It is proposed that shareholders of the Funds identified in the table below (the Group B Funds) vote for the election of Nominees of the Group B Funds (Board B).

Funds1 to Elect Nominees of the Group B Funds (Board B)

BlackRock FundsSM

Asset Allocation Portfolio

All-Cap Global Resources Portfolio

Aurora Portfolio

Investment Trust

Exchange Portfolio

Global Opportunities Portfolio

Global Resources Portfolio

Global Science & Technology Opportunities Portfolio

Health Sciences Opportunities Portfolio

International Opportunities Portfolio

Capital Appreciation Portfolio

Mid-Cap Growth Equity Portfolio

Mid-Cap Value Equity Portfolio

Small Cap Growth Equity Portfolio

Small Cap Core Equity Portfolio

Small Cap Value Equity Portfolio

Small/Mid-Cap Growth Portfolio

U.S. Opportunities Portfolio

Index Equity Portfolio*

Money Market Portfolio

Municipal Money Market Portfolio

U.S. Treasury Money Market Portfolio

North Carolina Municipal Money Market Portfolio

New Jersey Municipal Money Market Portfolio

Ohio Municipal Money Market Portfolio

Pennsylvania Municipal Money Market Portfolio

Virginia Municipal Money Market Portfolio

Merrill Lynch U.S.A. Government Reserves

Quantitative Master Series LLC

Master Enhanced Small Cap Series

Master Core Bond Enhanced Index Series

Master Enhanced International Series

Master Enhanced S&P 500 Series

Master Extended Market Index Series

Master International Index Series

Master Mid Cap Index Series

Master S&P 500 Index Series

Master Small Cap Index Series

BlackRock Developing Capital Markets Fund, Inc.

BlackRock Latin America Fund, Inc.

BlackRock Pacific Fund, Inc.

Master Government Securities LLC

[1]	For certain Registrants that are comprised of multiple series, the series are indicated in the list by an entry below the Registrant’s name.
*	If you are a shareholder of a feeder Fund, you will be asked to vote in connection with matters applicable to your feeder Fund’s respective master Fund (noted in Appendix A).

Master Money LLC

Master Treasury LLC

Master Tax-Exempt LLC

Master Institutional Money Market LLC

Merrill Lynch Premier Institutional Portfolio

Merrill Lynch Institutional Portfolio

Merrill Lynch Institutional Tax-Exempt Portfolio

Merrill Lynch Funds For Institutions Series

Merrill Lynch Government Fund

Merrill Lynch Treasury Fund

Merrill Lynch Institutional Fund*

Merrill Lynch Premier Institutional Fund*

Merrill Lynch Institutional Tax-Exempt Fund*

Merrill Lynch U.S. Treasury Money Fund

BlackRock Index Funds, Inc.*

BlackRock International Index Fund*

BlackRock S&P 500 Index Fund*

BlackRock Small Cap Index Fund*

Merrill Lynch Ready Assets Trust

BlackRock Healthcare Fund, Inc.

BlackRock Global Technology Fund, Inc.

CMA Money Fund*

CMA Government Securities Fund*

CMA Tax-Exempt Fund*

CMA Treasury Fund*

WCMA Government Securities Fund*

WCMA Money Fund*

WCMA Tax-Exempt Fund*

WCMA Treasury Fund*

CMA Multi-State Municipal Series Trust

CMA Arizona Municipal Money Fund

CMA California Municipal Money Fund

CMA Connecticut Municipal Money Fund

CMA Florida Municipal Money Fund

CMA Massachusetts Municipal Money Fund

CMA Michigan Municipal Money Fund

CMA New Jersey Municipal Money Fund

CMA New York Municipal Money Fund

CMA North Carolina Municipal Money Fund

CMA Ohio Municipal Money Fund

CMA Pennsylvania Municipal Money Fund

BlackRock Series, Inc.

BlackRock International Fund*

BlackRock Small Cap Growth Fund II*

BlackRock Global Financial Services Fund, Inc.*

BlackRock Financial Institution Series Trust

BlackRock Summit Cash Reserves Fund

Merrill Lynch Retirement Series Trust

Merrill Lynch Retirement Reserves Money Fund

BlackRock Large Cap Series Funds, Inc.*

BlackRock Large Cap Core Fund*

BlackRock Large Cap Growth Fund*

BlackRock Large Cap Value Fund*

Global Financial Services Master LLC

Master Large Cap Series LLC

Master Large Cap Core Portfolio

Master Large Cap Growth Portfolio

Master Large Cap Value Portfolio

BlackRock Master LLC

BlackRock Master Small Cap Growth Portfolio

BlackRock Master International Portfolio

Reasons for Board Realignment and Consolidation

On September 29, 2006, BlackRock consummated a transaction (the “Transaction”) with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P. and certain affiliates (“MLIM”), combined with that of BlackRock to create a new independent company that is one of the world’s largest asset management firms with approximately $1.154 trillion in assets under management as of March 31, 2007. Following the Transaction, BlackRock, in consultation with the Board of each of the funds in the Fund complex, undertook a review of the investment advisory operations it had acquired and the operations of the funds formerly advised by MLIM with the goal of moving the funds to a more cohesive and rational operating platform. BlackRock and the Boards each discussed certain proposals designed to achieve this goal. Specifically, the Boards discussed with BlackRock the possibility of consolidating the Boards. Discussions were held with each of the seven Boards and ideas for consolidation were considered, including the appropriate number of Boards, the

*	If you are a shareholder of a feeder Fund, you will be asked to vote in connection with matters applicable to your feeder Fund’s respective master Fund (noted in Appendix A).

appropriate number of Board Members and which Board would be best suited to oversee specific types of funds (open-end equity, open-end fixed-income, open-end money market funds and closed-end funds). These meetings were facilitated by outside counsel and were held among the Board Members who are not “interested persons,” as defined in the 1940 Act (the “Independent Board Members”), as well as with management personnel from BlackRock. Over the course of several months and numerous such meetings, consensus was reached on the appropriate structure for the New Boards, the number of New Boards, and the composition of those New Boards, as well as the funds each New Board would oversee, and these results were proposed for consideration at each Board’s next in person meeting.

Among BlackRock and the Boards’ proposals was a recommendation that the number of Boards overseeing the Funds be reduced by the election of a single New Board (Board A) intended to oversee the Group A Funds, a second New Board (Board B) intended to oversee the Group B Funds and a third New Board intended to oversee all closed-end funds. The proposals would result in a Fund complex overseen by three distinct New Boards. BlackRock, in consultation with the Boards, also proposed that the number of Board Members who are “interested persons” of the Funds as defined in the 1940 Act consist of three (3) members of Board A and two (2) members of Board B and of the New Board overseeing the closed-end funds in the Fund complex.

At meetings held during May 2007, each Board determined that realigning the Boards into a smaller number of Boards may provide benefits to shareholders of the funds in the Fund complex. Each Board has reviewed the qualifications and backgrounds of the Nominees and believes that they are experienced in overseeing investment companies and are familiar with the Fund complex and with BlackRock Advisors. In addition, the Board Members had the opportunity to meet their counterparts on other Boards in the Fund complex. The Board Members and BlackRock believe that: (i) a single New Board overseeing funds of a specific type may enhance that New Board’s efficiency by enabling Board Members to focus their attention on issues common to many of the funds overseen by the New Boards and to act to resolve these issues in a shorter time frame; (ii) realigning the Boards into three New Boards may reduce certain fund expenses, such as costs associated with holding Board meetings, committee meetings and, to the extent necessary, shareholder meetings; (iii) reducing the administrative costs and burden on fund management that are inherent in reporting to seven Boards may allow fund management to devote more time and resources to providing other services to the funds in the Fund complex, including to facilitate management’s high level planning and strategic initiatives for the entire Fund complex; (iv) having fewer Boards will facilitate more effective communication between fund management and the New Boards; (v) a smaller number of Boards may result in more efficient and effective presentations at New Board meetings; and (vi) a smaller number of Boards may benefit the funds and their shareholders by enhancing the effectiveness of New Board oversight of the funds, their management and their other service providers and may facilitate more uniform oversight of the funds in the Fund complex. The Funds do not expect to realize immediate savings on director compensation in the aggregate across all of the New Boards because the total number of Independent Board Members will not materially change. Board Member compensation costs might increase in the short run because of the larger size of the New Boards, but any such increase is not expected to be material to any Fund. There could be future savings, however, if (as is anticipated) normal retirements reduce Board size. Independent Board Member compensation has not yet been established by the New Boards.

The Boards also reviewed the efficiencies sought to be gained through Board consolidation, focusing on, among other things, the significant reduction in the volume of Board materials required to be prepared by BlackRock Advisors and the funds’ other service providers for each of the seven quarterly Board meetings. Additionally, the Boards focused on ensuring that portfolio management time dedicated to keeping the multiple Boards up to date on performance and portfolio management issues across the seven Boards could be efficiently managed. The Board noted, as an example, that many senior portfolio managers currently attend many Board meetings each quarter and that if the Board consolidation were approved, such portfolio managers would only have to attend at most three Board meetings each quarter. The Boards also considered the benefits from a compliance perspective. In particular, the Boards considered that the seven Board structure resulted in the creation of four separate sets of compliance policies and procedures and compliance manuals, and that while these compliance materials are broadly consistent across the Fund complex, consolidating the Boards into the New Board structure would promote the adoption of uniform compliance policies and procedures for the appropriate funds overseen by each New Board. The Boards and BlackRock concluded that the Board consolidation would result in efficiencies in terms of compliance monitoring and oversight and would streamline New Board reporting and monitoring of fund compliance.

These individual Board meetings were held during May 2007, and the proposals described in this Proxy Statement were considered and approved unanimously by those Board Members present at the May meetings. You are being asked to elect the Nominees of your Fund’s New Board. Each Nominee has consented to serve on the New Board to which he or she has been nominated if elected by shareholders. If, however, before the election, any Nominee refuses or is unable to serve, proxies may be voted for a replacement Nominee, if any, designated by the current Board Members.

The nominations of the Nominees listed below have been approved by the Board Members. Information about the Nominees of your Fund’s New Board is set forth in the sections below. Each Existing Board has determined that the number of Board Members shall be fixed at fifteen (15) for the Group A Funds and thirteen (13) for the Group B Funds.

Nominees—Board A

The Nominees for Board A, including their ages, their current position(s) with the Funds and length of time served, their principal occupations during at least the past five years, the number of funds in the Fund complex the Nominees oversee and would oversee, and any public company board memberships they hold are set forth below. Unless otherwise indicated, the address of each Nominee is P.O. Box 9095, Princeton, New Jersey 08543-9095. Each Nominee was nominated by the nominating committee of the Existing Board of each respective Fund. The Nominees also considered candidates for Chairman and Vice Chairman of Board A, and Robert M. Hernandez was selected to serve as Chairman and Fred G. Weiss was selected to serve as Vice Chairman of Board A.

Richard S. Davis, Laurence D. Fink and Henry Gabbay are “interested persons” of all of the funds in the Fund complex as defined in the 1940 Act by virtue of their positions with BlackRock and its affiliates described in the table below.

Name and Age	Current Position(s) with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex		Other Board Memberships Held
				Currently Overseen	To Be Overseen
Independent Nominees:
James H. Bodurtha Age: 63	Board Member of certain Funds	Since 1995	Director, The China Business Group, Inc., since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.	37 registered investment companies consisting of 57 portfolios	38 registered investment companies consisting of 100 portfolios	None.

Bruce R. Bond Age: 61	Board Member of certain Funds	Since 2005	Retired; Trustee and member of the Governance Committee, State Street Research mutual funds (“SSR Funds”) (1997-2005).	3 registered investment companies consisting of 63 portfolios	38 registered investment companies consisting of 100 portfolios	Director, Avaya, Inc. (information technology).

Donald W. Burton Age: 63	Board Member of certain Funds	Since 2002	Managing General Partner of The Burton Partnership, Limited Partnership (an investment partnership) since 1979; Managing General Partner of The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration since 2001.	21 registered investment companies consisting of 32 portfolios	38 registered investment companies consisting of 100 portfolios	Director, Knology, Inc. (telecommunications); Director, Symbion, Inc. (health care); Director, Capital Southwest (financial).

Stuart E. Eizenstat Age: 64	Board Member of certain Funds	Since 2001	Partner and Head of International Practice, Covington & Burling (law firm) (2001-Present); Deputy Secretary of the Treasury (1999-2001); Under Secretary of State for Economic, Business and Agricultural Affairs (1997-1999); Under Secretary of Commerce for International Trade (1996-1997); U.S. Ambassador to the European Union (1993-1996).	3 registered investment companies consisting of 63 portfolios	38 registered investment companies consisting of 100 portfolios	Director, UPS Corporation; Advisory Board member, The Coca-Cola Company; Advisory Board member, Group Menatep (energy); Advisory Board member, BT Americas (information technology).

Kenneth A. Froot Age: 49	Board Member of certain Funds	Since 2005	Professor, Harvard University since 1992; Professor, Massachusetts Institute of Technology from 1986 to 1992.	37 registered investment companies consisting of 57 portfolios	38 registered investment companies consisting of 100 portfolios	None.

Name and Age	Current Position(s) with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex		Other Board Memberships Held
				Currently Overseen	To Be Overseen
Robert M. Hernandez Age: 62	Board Member of certain Funds	Since 1996	Retired; Director (1991-2001), Vice Chairman and Chief Financial Officer (1994-2001), Executive Vice President-Accounting and Finance and Chief Financial Officer (1991-1994), USX Corporation (a diversified company principally engaged in energy and steel businesses).	3 registered investment companies consisting of 63 portfolios	38 registered investment companies consisting of 100 portfolios	Lead Director, ACE Limited (insurance company); Director and Chairman of the Board, RTI International Metals, Inc.; Director, Eastman Chemical Company.

John F. O’Brien Age: 64	Board Member of certain Funds	Since 2005	Director of Amersco since 2006; President and Chief Executive Officer of Allmerica Financial Corporation (financial services holding company) from 1995 to 2002 and Director from 1995 to 2003; President of Allmerica Investment Management Co., Inc. (investment adviser) from 1989 to 2002, Director from 1989 to 2002 and Chairman of the Board from 1989 to 1990; President, Chief Executive Officer and Director of First Allmerica Financial Life Insurance Company from 1989 to 2002; and Director of various other Allmerica Financial companies until 2002; Director and member of the Audit Committee and the Governance and Nominating Committee from 1989 to 2006 of ABIOMED (medical device) manufacturer; Director and member of the Audit Committee and the Governance and Nominating Committee of Cabot Corporation since 1990; Director and member of the Audit Committee and Compensation Committee of LKQ Corporation since 2003; Lead Director of TJX Companies, Inc. since 2001 and member of the Compensation Committee; Trustee of the Woods Hole Oceanographic Institute since 2003.	21 registered investment companies consisting of 32 portfolios	38 registered investment companies consisting of 100 portfolios	Director, Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); Director, TJX Companies, Inc. (retailer).

Name and Age	Current Position(s) with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex		Other Board Memberships Held
				Currently Overseen	To Be Overseen
Roberta Cooper Ramo Age: 64	Board Member of certain Funds	Since 1999	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993. President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Shareholder, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now Wells Fargo) from 1975 to 1976; Vice President, American Law Institute since 2004.	37 registered investment companies consisting of 57 portfolios	38 registered investment companies consisting of 100 portfolios	None.

Jean Margo Reid Age: 61	Board Member of certain Funds	Since 2004	Self-employed consultant since 2001; Counsel of Alliance Capital Management (investment adviser) in 2000; General Counsel, Director and Secretary of Sanford C. Bernstein & Co., Inc. (investment adviser/broker-dealer) from 1997 to 2000; Secretary, Sanford C. Bernstein Fund, Inc. from 1994 to 2000; Director and Secretary of SCB, Inc. since 1998; Director and Secretary of SCB Partners, Inc. since 2000; and Director of Covenant House from 2001 to 2004.	46 registered investment companies consisting of 48 portfolios	38 registered investment companies consisting of 100 portfolios	None.

David H. Walsh Age: 65	Board Member of certain Funds	Since 2003	Director, Ruckleshaus Institute and Haub School of Natural Resources of the University of Wyoming since 2006; Consultant with Putnam Investments from 1993 to 2003, and employed in various capacities from 1973 to 1992; Director, Massachusetts Audubon Society from 1990 to 1997; Director, The National Audubon Society from 1998 to 2005; Director, The American Museum of Fly Fishing since 1997.	21 registered investment companies consisting of 32 portfolios	38 registered investment companies consisting of 100 portfolios	None.

Name and Age	Current Position(s) with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex		Other Board Memberships Held
				Currently Overseen	To Be Overseen
Fred G. Weiss Age: 65	Board Member of certain Funds	Since 1998	Managing Director of FGW Associates since 1997; Vice President, Planning, Investment and Development of Warner Lambert Co. from 1979 to 1997; Director of Michael J. Fox Foundation for Parkinson’s Research since 2000; Director of BTG International PLC (a global technology commercialization company) since 2001.	21 registered investment companies consisting of 32 portfolios	38 registered investment companies consisting of 100 portfolios	Director, Watson Pharmaceutical, Inc. (pharmaceutical company).

Richard R. West Age: 69	Board Member of certain Funds	Since 1978	Professor of Finance from 1984 to 1995, Dean from 1984 to 1993 and since 1995 Dean Emeritus of New York University’s Leonard N. Stern School of Business Administration.	46 registered investment companies consisting of 48 portfolios	38 registered investment companies consisting of 100 portfolios	Director, Bowne & Co., Inc. (financial printer); Director, Vornado Realty Trust (real estate company); Director, Alexander’s, Inc. (real estate company).

Interested Nominees:
Richard S. Davis BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 60	Board Member of certain Funds	Since 2005	Managing Director, BlackRock, Inc. (since 2005); Chief Executive Officer, State Street Research & Management Company (2000-2005); Chairman of the Board of Trustees, SSR Funds (2000-2005); Senior Vice President, Metropolitan Life Insurance Company (1999-2000); Chairman, SSR Realty (2000-2004).	3 registered investment companies consisting of 63 portfolios	184 registered investment companies consisting of 171 portfolios	None.

Laurence D. Fink BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 60	Board Member of certain Funds	Since 2000	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Executive and Management Committees; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative	3 registered investment companies consisting of 63 portfolios	38 registered investment companies consisting of 100 portfolios	Director, BlackRock, Inc.

Name and Age	Current Position(s) with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex		Other Board Memberships Held
				Currently Overseen	To Be Overseen
investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee of The Boys’ Club of New York.

Henry Gabbay BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 59	N/A	N/A	Consultant, BlackRock (since July 2007); Managing Director, BlackRock, Inc. (1989–June 2007); Chief Administrative Officer, BlackRock Advisors, LLC (1998-2007); President of BlackRock FundsSM and BlackRock Bond Allocation Target Shares (2005-2007); Treasurer of certain closed-end funds in the Fund complex (1989-2006).	None.	184 registered investment companies consisting of 171 portfolios	None.

*	Indicates the earliest year in which Nominee became a Board Member for a fund in the Fund complex.

Joe Grills is expected to serve on the advisory board of each Group A Fund; however, Mr. Grills is not a Nominee and shareholders are not being asked to elect him to the New Board. It is anticipated that Mr. Grills will serve on each Group A Fund’s advisory board through December 31, 2007.

Name and Age	Current Position(s) with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex		Other Board Memberships Held
				Currently Overseen	To Be Overseen
Advisory Board Member:
Joe Grills Age: 72	Board Member of certain Funds	Since 1993	Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund from 1989 to 2006; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke University Management Company from 1992 to 2004, Vice Chairman thereof from 1998 to 2004, and Director Emeritus since 2004; Director, LaSalle Street Fund from 1995 to 2001; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998, Vice Chairman thereof from 2002 to 2005, and Chairman thereof since 2005; Director, Montpelier Foundation since 1998, its Vice Chairman from 2000 to 2006, and Chairman, thereof, since 2006; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.	37 registered investment companies consisting of 57 portfolios	38 registered investment companies consisting of 100 portfolios	Director, Kimco Realty Corporation.

*	Indicates the earliest year in which Advisory Board Member became a Board Member for a fund in the Fund complex.

Nominees—Board B

The Nominees for Board B, including their ages, their principal occupations during at least the past five years, their current position(s) with the Funds and length of time served, the number of funds in the Fund complex the Nominees oversee and would oversee, and any public company board memberships they hold are set forth below. Unless otherwise indicated, the address of each Nominee is P.O. Box 9095, Princeton, New Jersey 08543-9095. Each Nominee was nominated by the nominating committee of the Existing Board of each respective Fund. The Nominees also considered candidates for Chairman of Board B, and Rodney D. Johnson and Ronald W. Forbes were each selected to serve as Co-Chairs of Board B.

Richard S. Davis and Henry Gabbay are “interested persons” of all of the funds in the Fund complex as defined in the 1940 Act by virtue of their positions with BlackRock and its affiliates described in the table below.

Name and Age	Current Position(s) with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex		Other Board Memberships Held
				Currently Overseen	To Be Overseen
Independent Nominees:
David O. Beim Age: 67	Board Member of certain Funds	Since 1998	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Chairman of Outward Bound USA from 1997 to 2001; Chairman of Wave Hill, Inc. from 1990 to 2006; Trustee of Phillips Exeter Academy from 2002 to present.	17 registered investment companies consisting of 24 portfolios	34 registered investment companies consisting of 71 portfolios	None.

Ronald W. Forbes Age: 66	Board Member of certain Funds	Since 1977	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000 and Professor thereof from 1989 to 2000; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.	46 registered investment companies consisting of 48 portfolios	34 registered investment companies consisting of 71 portfolios	None.

Dr. Matina Horner Age: 67	Board Member of certain Funds	Since 2004	Retired; Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF) (1989-2003).	3 registered investment companies consisting of 63 portfolios	34 registered investment companies consisting of 71 portfolios	Member and Former Chair of the Board of the Massachusetts General Hospital Institute of Health Professions; Member and Former Chair of the Board of the Greenwall Foundation; Trustee, Century Foundation (formerly The Twentieth Century Fund); Director and Chair of the Audit Committee, N STAR (formerly

Name and Age	Current Position(s) with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex		Other Board Memberships Held
				Currently Overseen	To Be Overseen
called Boston Edison) (electric and gas); Director, The Neiman Marcus Group; Honorary Trustee, Massachusetts General Hospital Corporation.

Rodney D. Johnson Age: 65	N/A	N/A	President, Fairmount Capital Advisors, Inc.; Director, Fox Chase Cancer Center; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia.	1 registered investment company consisting of 10 portfolios	34 registered investment companies consisting of 71 portfolios	None.

Herbert I. London Age: 68	Board Member of certain Funds	Since 1987	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005; and Professor thereof from 1980 to 2005; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Chairman of the Board of Directors of Vigilant Research, Inc. since 2006; Member of the Board of Directors for Grantham University since 2006; Director of AIMS since 2006; Director of Reflex Security since 2006; Director of InnoCentive, Inc. since 2006; Director of Cerego, LLC since 2005; Director, Damon Corporation from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993.	37 registered investment companies consisting of 57 portfolios	34 registered investment companies consisting of 71 portfolios	None.

Name and Age	Current Position(s) with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex		Other Board Memberships Held
				Currently Overseen	To Be Overseen
Cynthia A. Montgomery Age: 54	Board Member of certain Funds	Since 1993	Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Associate Professor, Graduate School of Business Administration, University of Michigan from 1979 to 1985; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	46 registered investment companies consisting of 48 portfolios	34 registered investment companies consisting of 71 portfolios	Director, Newell Rubbermaid, Inc. (manufacturing).

Joseph P. Platt, Jr. Age: 59	N/A	N/A	Partner, Amarna Corporation, LLC (private investment company); Chairman of the Board, Restaurant Insurance Holding; Director, Jones & Brown (Canadian insurance broker); Director, Greenlight Re (reinsurance company); Partner, Amarna Financial (private investment company); Former Director and Executive Vice President, Johnson and Higgins.	1 registered investment company consisting of 10 portfolios	34 registered investment companies consisting of 71 portfolios	None.

Robert C. Robb, Jr. Age: 61	N/A	N/A	Partner, Lewis, Eckert, Robb & Company (management and financial consulting firm); former Trustee, EQK Realty Investors; former Director, Tamaqua Cable Products Company; former Director, Brynwood Partners; former Director, PNC Bank; former Director, Brinks, Inc.	1 registered investment company consisting of 10 portfolios	34 registered investment companies consisting of 71 portfolios	None.

Toby Rosenblatt Age: 68	Board Member of certain Funds	Since 2005	President (since 1999) and Vice President - General Partner (since 1990), Founders Investments Ltd. (private investments); Director, Forward Management, LLC (since 2007); Director, ReFlow Management, LLC (since 2007); Trustee, SSR Funds (1990-2005); Trustee, Metropolitan Series Funds, Inc. (2001-2005).	3 registered investment companies consisting of 63 portfolios	34 registered investment companies consisting of 71 portfolios	Director, A.P. Pharma, Inc.; Trustee, The James Irvine Foundation (since 1997).

Name and Age	Current Position(s) with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex		Other Board Memberships Held
				Currently Overseen	To Be Overseen
Kenneth L. Urish Age: 56	N/A	N/A	Managing Partner, Urish Popeck & Co. LLC (certified public accountants and consultants); External Advisory Board, The Pennsylvania State University Accounting Department; Trustee, The Holy Family Foundation; AlphaSource Procurement Systems, LP.; President and Trustee, Pittsburgh Catholic Publishing Associates.	1 registered investment company consisting of 10 portfolios	34 registered investment companies consisting of 71 portfolios	Director, Inter-Tel (Delaware), Incorporated (business communications).

Frederick W. Winter Age: 62	N/A	N/A	Professor and Dean Emeritus (2005-present) and Dean (1997-2005), Joseph M. Katz School of Business – University of Pittsburgh.	1 registered investment company consisting of 10 portfolios	34 registered investment companies consisting of 71 portfolios	Director, Alkon Corporation (1992-present); Director, Indotronix International (2004-present); Director, Tippman Sports (2005- present).

Interested Nominees:
Richard S. Davis BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 60	Board Member of certain Funds	Since 2005	Managing Director, BlackRock, Inc. (since 2005); Chief Executive Officer, State Street Research & Management Company (2000–2005); Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) (2000–2005); Senior Vice President, Metropolitan Life Insurance Company (1999–2000); Chairman, SSR Realty (2000–2004).	3 registered investment companies consisting of 63 portfolios	184 registered investment companies consisting of 171 portfolios	None.

Henry Gabbay BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 59	N/A	N/A	Consultant, BlackRock (since July 2007); Managing Director, BlackRock, Inc. (1989-June 2007); Chief Administrative Officer, BlackRock Advisors, LLC (1998-2007); President of BlackRock FundsSM and BlackRock Bond Allocation Target Shares (2005-2007); Treasurer of certain closed-end funds in the Fund complex (1989–2006).	None	184 registered investment companies consisting of 171 portfolios	None.

*	Indicates the earliest year in which Nominee became a Board Member for a fund in the Fund complex.

David R. Wilmerding, Jr. is expected to serve on the advisory board of each Group B Fund; however, Mr. Wilmerding is not a Nominee and shareholders are not being asked to elect him to the New Board. It is anticipated that Mr. Wilmerding will serve on each Group B Fund’s advisory board through December 31, 2007.

Name and Age	Current Position(s) with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex		Other Board Memberships Held
				Overseen	To Be Overseen
Advisory Board Member:
David R. Wilmerding, Jr. Age: 72	Board Member of certain Funds	Since 1996	Retired; Chairman, Wilmerding & Associates, Inc. (investment advisers) (until 2005); Chairman, Coho Partners, Ltd. (investment advisers) (2003-2005).	3 registered investment companies consisting of 63 portfolios	34 registered investment companies consisting of 71 portfolios	Director, Beaver Management Corporation (land management corporation); Managing General Partner, Chestnut Street Exchange Fund (investment company), Chairman since 2006; Director, Peoples First, Inc. (bank holding Company) (2001-2004).

*	Indicates the earliest year in which Advisory Board Member became a Board Member for a fund in the Fund complex.

General Information Regarding the Boards

Compensation: Information relating to compensation paid to the Independent Board Members of the Existing Boards for each Fund’s most recent fiscal year is set forth in Appendix C. No compensation information is shown for Board Members whose term of office will not continue, for certain Funds identified in Appendix C, after November 1, 2007.

Equity Securities Owned by the Nominees: Information relating to the amount of equity securities owned by the Nominees in the Funds that they are nominated to oversee, as well as other funds in the Fund complex, as of March 31, 2007 is set forth in Appendix D.

Attendance of Board Members at Shareholders’ Meetings: No Registrant has a policy with regard to attendance of Board Members at shareholders’ meetings.

Existing Board Meetings: Information relating to the number of times that the Existing Boards on which the Board Members served met during the most recent fiscal year is set forth in Appendix E.

Standing Committees of the Existing Boards: Information relating to the various standing committees of the Existing Boards is set forth in Appendix F.

Officers of the Funds

Information about the officers of each Fund, including their ages and their principal occupations during the past five years, is set forth in Appendix H.

Indemnification of Board Members and Officers

The governing documents of each Registrant generally provide that, to the extent permitted by applicable law, the Registrant will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Registrant, unless, as to liability to the Registrant or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. The Registrants organized under Massachusetts law generally prohibit indemnification where it is finally adjudicated that those seeking indemnification did not act in good faith in the reasonable belief that their actions were in the best interests of the Massachusetts Trust. For Registrants incorporated under Maryland law, indemnification is not permitted in the case of actions or omissions committed in bad faith or as a result of active and deliberate dishonesty, which are material to the matter giving rise to the proceeding, or with respect to which an improper personal benefit in money, property or services was received or, in the case of a criminal proceeding, committed with reasonable cause to believe that the action or omission was unlawful. Indemnification provisions contained in a Registrant’s governing documents are subject to any limitations imposed by applicable law.

The funds in the Fund complex have also entered into a separate indemnification agreement with the Board Members of each Board (the “Indemnification Agreement”). The Indemnification Agreement (i) extends the indemnification provisions contained in a fund’s governing documents to Board Members who leave that fund’s Board and serve on an advisory board of a different fund in the Fund complex; (ii) sets in place the terms of the indemnification provisions of a fund’s governing documents once a Board Member retires from a Board and (iii) in the case of Board Members who leave a Board of a fund in connection with the Board consolidation contemplated by this Joint Proxy Statement, clarifies that that fund continues to indemnify the Board Member for claims arising out of his or her past service to that fund.

Your Existing Board recommends that you vote “FOR” the election of each of the Nominees to Board A or Board B, as applicable.

PROPOSAL 2—TO CHANGE THE INVESTMENT OBJECTIVE

OF EACH OF BLACKROCK BOND FUND AND MASTER BOND PORTFOLIO

The prospectus of BlackRock Bond Fund (“Bond Fund”), a series of BlackRock Bond Fund, Inc., states that the primary objective of Bond Fund is to provide shareholders with as high a level of current income as is consistent with the investment policies of Bond Fund. As a secondary objective, Bond Fund seeks capital appreciation when consistent with its primary objective.

Bond Fund is organized in a “master/feeder” structure and is a feeder fund that invests all of its assets in the Master Bond Portfolio, a series of Master Bond LLC, that has the same investment objective and strategies as Bond Fund.

The Existing Board of BlackRock Bond Fund, Inc. and the Existing Board of Master Bond LLC are proposing that Bond Fund and Master Bond Portfolio each amend its investment objective from the objective as stated above to the following: to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index. The Lehman Brothers U.S. Aggregate Index is currently the benchmark index of Bond Fund and Master Bond Portfolio and is a widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and Government agency issues with at least one year to maturity. The investment objective of each of Bond Fund and Master Bond Portfolio will remain a fundamental policy that may be changed only by shareholder vote. If the amended investment objective is approved by shareholders, Bond Fund will change its name from “BlackRock Bond Fund” to “BlackRock Total Return Fund.”

The investment objective of Total Return is to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index. The investment objective of Master Bond Portfolio and Bond Fund is to seek, as a primary objective, to provide shareholders with as high a level of current income as is consistent with the investment policies and, as a secondary objective, to seek capital appreciation when consistent with its primary objective. The principal risks of investing in Bond Fund and Master Bond Portfolio will not be changed in any material respect by this change in investment objective. The change in investment objective, however, may provide the portfolio management team with greater flexibility in managing the portfolio.

Shareholders are being asked to approve a change in the investment objective of Bond Fund and Master Bond Portfolio in connection with a proposed tax-free reorganization in which Bond Fund will acquire all of the assets of BlackRock Total Return Portfolio (“Total Return”), a portfolio of BlackRock Funds II, in exchange for shares of common stock of Bond Fund and the assumption by Bond Fund of certain stated liabilities of Total Return (the “Reorganization”). As is currently the case for Bond Fund, the combined fund will invest all of its assets in the Master Bond Portfolio as part of a feeder fund in a master/feeder structure. After completion of the Reorganization, the Master Bond Portfolio is expected to be managed by the portfolio management team that includes members that have managed Total Return during its entire operating history and in the same manner as Total Return is currently managed. The portfolio management team has also managed Master Bond Portfolio since October 2006. Shareholders of Total Return are being asked to consider and approve the proposed Reorganization. Shareholders of Bond Fund and Master Bond Portfolio are not required, and are not being asked, to vote on the Reorganization. If shareholders do not approve this change in investment objective, the Reorganization will not be consummated as contemplated and the Funds will continue to be managed separately and in accordance with their stated investment objective and policies.

If the proposed change in the investment objective of Bond Fund and Master Bond Portfolio is approved by shareholders at the Meeting, the prospectus and statement of additional information of BlackRock Bond Fund, Inc. and Master Bond LLC will be revised, as appropriate, to reflect this change to the fundamental investment objective.

The shareholders of Bond Fund will also vote on the change in the investment objective of Master Bond Portfolio.

The Existing Board of BlackRock Bond Fund, Inc. and the Existing Board of Master Bond LLC recommend that the shareholders of Bond Fund and Master Bond Portfolio vote FOR the proposed change in the fundamental investment objective.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at each Meeting. The quorum requirement for each Fund is set forth in Appendix B. For all Funds that are organized as a series of a Registrant, a quorum of the shareholders of a Registrant as a whole is required in order for that Registrant to take any action at the Meeting with respect to Proposal 1 as it applies to the particular Registrant, and a quorum of the Bond Fund and Master Bond Portfolio, respectively, is required to take any action at the Meeting with respect to Proposal 2.

The shareholders of each Fund organized as a feeder fund in a master/feeder structure (identified in Appendix A) in which such Fund invests all or substantially all of its assets in a corresponding master Fund or series of a corresponding master Fund will also vote on Proposal 1 with respect to the election of the Nominees to the Board of their corresponding master Fund. The shareholders of Bond Fund will also vote on Proposal 2 with respect to the change in the investment objective of Master Bond Portfolio.

Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution, or variable annuity contract or variable life insurance policy) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Nominees in Proposal 1.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 and Proposal 2 before the Meetings. The Funds understand that such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Nominees in Proposal 1 if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Broker-dealer firms will not be permitted voting authority with respect to which no instructions have been received in connection with the change in investment objectives in Proposal 2. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 or Proposal 2 may be deemed an instruction to vote such shares in favor of the proposal. Beneficial owners who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meetings, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

Shares of certain Group A Funds are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Shares of such Funds are held by the variable annuity contracts and variable life insurance products offered by the separate accounts of participating life insurance companies. However, in accordance with current law and interpretations thereof, participating insurance companies will vote shares held in the separate accounts in a manner consistent with voting instructions timely received from the holders of variable annuity contracts and variable life insurance policies. A signed proxy card or other authorization by a holder that does not specify how the holder’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the applicable proposal. Those persons who have a voting interest as of the close of business on June 25, 2007 will be entitled to submit instructions to their participating insurance company. Each participating insurance company will vote such Fund shares held in separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which such insurance company receives voting instructions. For purposes of this Joint Proxy Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in a Fund) also includes holders of variable annuity contracts and variable life insurance policies.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, or if you hold shares through a variable annuity contract or a variable life insurance policy, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, service agent or participating insurance company specific instructions as to how you want your shares to be voted.

Proposal 1(a) and 1(b):

•	The vote requirement for each Fund to elect Nominees is set forth in Appendix B.

•

The votes of each Fund that are series of the same Registrant will be counted together with respect to the election of the Nominees to the New Board of that Registrant and the shareholders of each Fund will vote together as a single class with the shareholders of all other Funds that are series of the same Registrant.

•

The shareholders of each feeder Fund (identified in Appendix A) will also vote on Proposal 1 with respect to the election of the Nominees to the New Board of their corresponding master Fund or series of the corresponding master Fund.

Proposal 2:

•

Approval by each of Bond Fund and Master Bond Portfolio will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of a fund present or represented by proxy at the Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of such fund, voting together as a single class.

•	The shareholders of Bond Fund will also vote on Proposal 2 with respect to the approval to change the investment objective of its corresponding master Fund, Master Bond Portfolio.

Approval of the proposals will occur only if a sufficient number of votes at the Meeting are cast “FOR” the proposal. Abstentions and broker non-votes will not be counted as votes cast and therefore, abstentions and broker non-votes will have the same effect as a vote against Proposal 1 for Funds (identified in Appendix B) which require a majority of the outstanding shares present, in person or by proxy and a vote against Proposal 2. However, abstentions and broker non-votes will not have an effect on Proposal 1 for Funds that require a plurality or majority of votes cast.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The Board Members, including a majority of the Independent Board Members, of each Fund have selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm for the Funds. D&T, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to each applicable Audit Committee that it is an independent registered public accounting firm with respect to each Fund.

Ernst & Young LLP (“E&Y”) served as the independent registered public accounting firm of certain Funds* for fiscal years prior to June 30, 2006. Each affected Fund’s Audit Committee approved the engagement of D&T as the Fund’s independent registered public accounting firm for the Fund’s most recently completed fiscal year, as well as for the current fiscal year. A majority of the Fund’s Board Members, including a majority of the Independent Board Members, approved the appointment of D&T.

The reports of E&Y on each applicable Fund’s financial statements for each of the last two fiscal years audited by E&Y contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with E&Y during such fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused them to make reference thereto in their reports on the financial statements for such years.

No representatives of D&T or E&Y will be present at the Meetings.

Appendix I sets forth for each Fund, for each applicable Fund’s two most recent fiscal years, the fees billed by that Fund’s independent registered public accounting firm for all audit and non-audit services provided directly to the Fund. The fee information in Appendix I is presented under the following captions:

(a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b) Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

(c) Tax Fees—fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

(d) All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

*	E&Y served as the independent registered public accounting firm of various Funds identified in Appendix I.

The charter of each Audit Committee requires that the Audit Committee approve (a) all audit and permissible non-audit services to be provided to each Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the investment adviser and any service providers controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Fund (“Affiliated Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Committee. See Appendix I to this Joint Proxy Statement for information about the fees paid by the Funds, their investment advisers, and Affiliated Service Providers to each Fund’s independent registered public accounting firm.

The Audit Committee of each Fund has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, the Audit Committee also must approve other non-audit services provided to a Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are (a) consistent with the Commission’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, for certain Funds such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the Fund or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels for those Funds will require specific pre-approval by the Audit Committee of those Funds, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

For each Fund’s two most recent fiscal years, there were no services rendered by D&T or E&Y to the Funds for which the pre-approval requirement was waived.

Each Audit Committee has considered whether the provision of non-audit services that were rendered by D&T or E&Y to BlackRock Advisors and Affiliated Service Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining such auditor’s independence. All services provided by D&T or E&Y to each Fund, BlackRock Advisors or Affiliated Service Providers that were required to be pre-approved were pre-approved as required.

ADDITIONAL INFORMATION

5% Share Ownership

As of June 8, 2007, to the best of the Funds’ knowledge, the persons listed in Appendix J owned beneficially or of record the amounts indicated.

Submission of Shareholder Proposals

The open-end Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be included in a proxy statement for a future meeting of shareholders of a Fund must be received at the offices of the Fund, 40 East 52nd Street, New York, New York 10022-5911, a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by that Fund a reasonable period of time before the Board Members’ solicitation relating to such meeting is made.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of the Secretary, 40 East 52nd Street, New York, New York 10022-5911. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer (“CCO”), 40 East 52nd Street, New York, New York 10022-5911. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Joint Proxy Statement and costs in connection with the solicitation of proxies will be shared equally between BlackRock and the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Joint Proxy Statement, also will be shared equally between BlackRock and the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can be reasonably attributed to one or more specific Funds.

Solicitation may be made by letter or telephone by officers or employees of BlackRock Advisors, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds and BlackRock will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Joint Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. The Funds and BlackRock have retained Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, New York 11717, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Broadridge will be paid approximately $4,749,062 for such solicitation services (including reimbursements of out-of-pocket expenses), to be shared equally by BlackRock and the Funds. Broadridge may solicit proxies personally and by telephone. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

Fiscal Year

The fiscal year end of each Fund is as set forth in Appendix I.

Privacy Principles of the Funds

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory inquiries or service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented to the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Funds, 40 East 52nd Street, New York, New York 10022-5911, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Failure of a quorum to be present at any Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of any Meeting to permit further solicitation of proxies with respect to the proposals if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the time of the Meeting to be adjourned. Any adjourned Meeting or Meetings may be held without the necessity of another notice. The persons named as proxies will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the Meeting.

Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or over the Internet.

By order of the Boards of Directors/Trustees,

Brian P. Kindelan

Secretary of certain Funds

and

Alice A. Pellegrino

Secretary of certain Funds

July 2, 2007

Appendix A

CORPORATIONS, TRUSTS, LLCS AND SERIES

Registrant (Term may be used in this Joint Proxy Statement)	Form of Organization	Series	Term may be used in this Joint Proxy Statement	Date of Shareholders’ Meeting
BlackRock Funds II	Massachusetts Business Trust	Total Return Portfolio	Total Return	September 7, 2007
		Total Return Portfolio II	Total Return II	September 7, 2007
		Delaware Municipal Bond Portfolio	DE Municipal	September 7, 2007
		Enhanced Income Portfolio	Enhanced Income	September 7, 2007
		AMT-Free Municipal Bond Portfolio	AMT-Free Portfolio	September 7, 2007
		GNMA Portfolio	GNMA Portfolio	September 7, 2007
		Government Income Portfolio	Gov’t Income Portfolio	September 7, 2007
		High Yield Bond Portfolio	High Yield Bond Portfolio	September 7, 2007
		Intermediate Bond Portfolio II	Intermediate Bond II	September 7, 2007
		Prepared Portfolio 2010	PP2010	September 7, 2007
		Prepared Portfolio 2015	PP2015	September 7, 2007
		Prepared Portfolio 2020	PP2020	September 7, 2007
		Prepared Portfolio 2025	PP2025	September 7, 2007
		Prepared Portfolio 2030	PP2030	September 7, 2007
		Prepared Portfolio 2035	PP2035	September 7, 2007
		Prepared Portfolio 2040	PP2040	September 7, 2007
		Prepared Portfolio 2045	PP2045	September 7, 2007
		Prepared Portfolio 2050	PP2050	September 7, 2007
		Intermediate Government Bond Portfolio	Intermediate Gov’t Bond	September 7, 2007
		International Bond Portfolio	Int’l Bond Portfolio	September 7, 2007
		Inflation Protected Bond Portfolio	Inflation Protected	September 7, 2007
		Kentucky Municipal Bond Portfolio	KY Municipal	September 7, 2007
		Low Duration Bond Portfolio	Low Duration Portfolio	September 7, 2007
		Managed Income Portfolio	Managed Income	September 7, 2007
		Ohio Municipal Bond Portfolio	OH Municipal	September 7, 2007
		BlackRock Strategic Portfolio I	Strategic Portfolio I	September 7, 2007
		Conservative Prepared Portfolio	Conservative Prepared	September 7, 2007
		Moderate Prepared Portfolio	Moderate Prepared	September 7, 2007
		Growth Prepared Portfolio	Growth Prepared	September 7, 2007
		Aggressive Growth Prepared Portfolio	Aggressive Growth Prepared	September 7, 2007
BlackRock Bond Allocation Target Shares (BATS)	Delaware Statutory Trust	Series C Portfolio Series M Portfolio Series S Portfolio	BATS—C BATS—M BATS—S	September 7, 2007 September 7, 2007 September 7, 2007
BlackRock Variable Series Funds, Inc. (BR Variable Series Funds)	Maryland Corporation	BlackRock Balanced Capital V.I. Fund BlackRock Basic Value V.I. Fund	Balanced Capital V.I. Basic Value V.I.	August 23, 2007 August 23, 2007
		BlackRock Bond V.I. Fund	Bond V.I.	August 23, 2007
		BlackRock Fundamental Growth V.I. Fund	Fundamental Growth V.I.	August 23, 2007
		BlackRock Global Growth V.I. Fund	Global Growth V.I.	August 23, 2007

Registrant (Term may be used in this Joint Proxy Statement)	Form of Organization	Series	Term may be used in this Joint Proxy Statement	Date of Shareholders’ Meeting
		BlackRock S&P 500 Index V.I. Fund	S&P 500 Index V.I.	August 23, 2007
		BlackRock Large Cap Core V.I. Fund	Large Cap Core V.I.	August 23, 2007
		BlackRock Large Cap Growth V.I. Fund	Large Cap Growth V.I.	August 23, 2007
		BlackRock Large Cap Value V.I. Fund	Large Cap Value V.I.	August 23, 2007
		BlackRock Global Allocation V.I. Fund	Global Allocation V.I.	August 23, 2007
		BlackRock Utilities and Telecommunications V.I. Fund	Utilities & Telecoms V.I.	August 23, 2007
		BlackRock Value Opportunities V.I. Fund	Value Opportunities V.I.	August 23, 2007
		BlackRock International Value V.I. Fund	Int’l Value V.I.	August 23, 2007
		BlackRock Government Income V.I. Fund	Gov’t Income V.I.	August 23, 2007
		BlackRock High Income V.I. Fund	High Income V.I.	August 23, 2007
		BlackRock Money Market V.I. Fund	Money Market V.I.	August 23, 2007
BlackRock Series Fund, Inc. (BR Series Fund)	Maryland Corporation	BlackRock Balanced Capital Portfolio BlackRock Bond Portfolio	Balanced Capital Portfolio Bond Portfolio	August 23, 2007
		BlackRock Fundamental Growth Portfolio	Fundamental Growth Portfolio	August 23, 2007
		BlackRock Global Allocation Portfolio	Global Allocation Portfolio	August 23, 2007
		BlackRock Government Income Portfolio	Gov’t Income Portfolio	August 23, 2007
		BlackRock High Income Portfolio	High Income Portfolio	August 23, 2007
		BlackRock Money Market Portfolio	Money Market Portfolio	August 23, 2007
		BlackRock Large Cap Core Portfolio	Large Cap Core Portfolio	August 23, 2007
Master Value Opportunities LLC	Delaware Limited Liability Company	—	Master Value Opportunities	September 7, 2007
BlackRock Value Opportunities Fund, Inc.	Maryland Corporation	—	Value Opportunities	September 7, 2007
Master Basic Value LLC	Delaware Limited Liability Company	—	Master Basic Value	September 7, 2007
BlackRock Basic Value Fund, Inc.	Maryland Corporation	—	Basic Value	September 7, 2007
Master Focus Twenty LLC	Delaware Limited Liability Company	—	Master Focus Twenty	September 7, 2007
BlackRock Focus Twenty Fund, Inc.	Maryland Corporation	—	Focus Twenty	September 7, 2007
BlackRock Natural Resources Trust	Massachusetts Business Trust	—	Natural Resources	August 23, 2007
BlackRock Global Growth Fund, Inc.	Maryland Corporation	—	Global Growth	September 7, 2007
BlackRock Balanced Capital Fund, Inc.	Maryland Corporation	—	Balanced Capital Fund	September 7, 2007
BlackRock Global SmallCap Fund, Inc.	Maryland Corporation	—	Global SmallCap	September 7, 2007
Master Bond LLC (Master Bond)	Delaware Limited Liability Company	Master Bond Portfolio	Master Bond	September 7, 2007

Registrant (Term may be used in this Joint Proxy Statement)	Form of Organization	Series	Term may be used in this Joint Proxy Statement	Date of Shareholders’ Meeting
BlackRock Bond Fund, Inc. (BR Bond Fund)	Maryland Corporation	BlackRock Bond Fund BlackRock High Income Fund	Bond Fund High Income Fund	September 7, 2007 September 7, 2007
BlackRock Municipal Bond Fund, Inc. (BR Municipal Bond)	Maryland Corporation	BlackRock Municipal Insured Fund BlackRock National Municipal Fund	Municipal Insured National Municipal	September 7, 2007 September 7, 2007
		BlackRock Short-Term Municipal Fund	Short-Term Municipal	September 7, 2007
		BlackRock High Yield Municipal Fund	High Yield Municipal	September 7, 2007
BlackRock Equity Dividend Fund	Massachusetts Business Trust	—	Equity Dividend	August 23, 2007
BlackRock Global Allocation Fund, Inc.	Maryland Corporation	—	Global Allocation Fund	September 7, 2007
BlackRock EuroFund	Massachusetts Business Trust	—	Euro Fund	August 23, 2007
BlackRock Global Dynamic Equity Fund	Delaware Statutory Trust	—	Global Dynamic Equity	September 7, 2007
BlackRock Utilities and Telecommunications Fund, Inc.	Maryland Corporation	—	Utilities & Telecoms Fund	September 7, 2007
BlackRock Mid Cap Value Opportunities Series, Inc. (BR Mid Cap Value Opportunities)	Maryland Corporation	BlackRock Mid Cap Value Opportunities Fund	Mid Cap Value Opportunities	September 7, 2007
BlackRock Municipal Series Trust (BR Municipal Series)	Massachusetts Business Trust	BlackRock Intermediate Municipal Fund	Intermediate Municipal	August 23, 2007
Managed Account Series (MAS)	Delaware Statutory Trust	High Income Portfolio US Mortgage Portfolio	MAS High Income MAS US Mortgage	September 7, 2007 September 7, 2007
		Global SmallCap Portfolio	MAS Global SmallCap	September 7, 2007
		Mid Cap Value Opportunities Portfolio	MAS Mid Cap Value	September 7, 2007
BlackRock Focus Value Fund, Inc.	Maryland Corporation	—	Focus Value	September 7, 2007
BlackRock Fundamental Growth Fund, Inc.	Maryland Corporation	—	Fundamental Growth Fund	September 7, 2007
BlackRock World Income Fund, Inc.	Maryland Corporation	—	World Income	September 7, 2007
The GNMA Fund Investment Accumulation Program, Inc.	Maryland Corporation	—	GNMA IAP	August 23, 2007
Master Commodity Strategies LLC	Delaware Limited Liability Company	—	Master Commodity Strategies	September 7, 2007
BlackRock Commodity Strategies Fund	Delaware Statutory Trust	—	Commodity Strategies	September 7, 2007
Short-Term Bond Master LLC (Short-Term Master)	Delaware Limited Liability Company	Short-Term Bond Master Portfolio	Short-Term Bond Master	September 7, 2007

Registrant (Term may be used in this Joint Proxy Statement)	Form of Organization	Series	Term may be used in this Joint Proxy Statement	Date of Shareholders’ Meeting
BlackRock Short-Term Bond Series, Inc. (BR Short-Term Bond)	Maryland Corporation	BlackRock Short-Term Bond Fund	Short-Term Bond	September 7, 2007
FDP Series, Inc. (FDP Series)	Maryland Corporation	Franklin Templeton Total Return FDP Fund Marsico Growth FDP Fund	Total Return FDP Growth FDP	September 7, 2007 September 7, 2007
		MFS Research International FDP Fund	Research Int’l FDP	September 7, 2007
		Van Kampen Value FDP Fund	Value FDP	September 7, 2007
BlackRock Principal Protected Trust (BR PPT)	Delaware Statutory Trust	BlackRock Fundamental Growth Principal Protected Fund BlackRock Basic Value Principal Protected Fund	Fundamental Growth PPF Basic Value PPF	September 7, 2007 September 7, 2007
		BlackRock Core Principal Protected Fund	Core PPF	September 7, 2007
BlackRock California Municipal Series Trust (BR CA Municipal)	Massachusetts Business Trust	BlackRock California Insured Municipal Bond Fund	CA Insured	August 23, 2007
BlackRock Multi-State Municipal Series Trust (BR Multi-State)	Massachusetts Business Trust	BlackRock Florida Municipal Bond Fund BlackRock New Jersey Municipal Bond Fund	FL Municipal NJ Municipal	August 23, 2007 August 23, 2007
		BlackRock Pennsylvania Municipal Bond Fund	PA Municipal	August 23, 2007
		BlackRock New York Municipal Bond Fund	NY Municipal	August 23, 2007
BlackRock International Value Trust (BR Int’t Value)	Massachusetts Business Trust	BlackRock International Value Fund	Int’l Value	August 23, 2007
BlackRock FundsSM	Massachusetts Business Trust	Asset Allocation Portfolio All-Cap Global Resources Portfolio	Asset Allocation All-Cap Global Resources	September 7, 2007 September 7, 2007
		Aurora Portfolio	Aurora	September 7, 2007
		Investment Trust	Investment Trust	September 7, 2007
		Exchange Portfolio	Exchange Portfolio	September 7, 2007
		Global Opportunities Portfolio	Global Opportunities Portfolio	September 7, 2007
		Global Resources Portfolio	Global Resources Portfolio	September 7, 2007
		Global Science & Technology Opportunities Portfolio	Science & Tech Opportunities	September 7, 2007
		Health Sciences Opportunities Portfolio	Health Sciences Opportunities	September 7, 2007
		International Opportunities Portfolio	Int’l Opportunities Portfolio	September 7, 2007
		Capital Appreciation Portfolio	Capital Appreciation Portfolio	September 7, 2007
		Mid-Cap Growth Equity Portfolio	Mid-Cap Growth Equity	September 7, 2007
		Mid-Cap Value Equity Portfolio	Mid-Cap Value Equity	September 7, 2007
		Small Cap Growth Equity Portfolio	Small Cap Growth Equity	September 7, 2007
		Small Cap Core Equity Portfolio	Small Cap Core Equity	September 7, 2007
		Small Cap Value Equity Portfolio	Small Cap Value Equity	September 7, 2007
		Small/Mid-Cap Growth Portfolio	Small/Mid-Cap Growth	September 7, 2007
		U.S. Opportunities Portfolio	US Opportunities	September 7, 2007
		Index Equity Portfolio	Index Equity	September 7, 2007
		Money Market Portfolio	Money Market	September 7, 2007
		Municipal Money Market Portfolio	Municipal Money Market	September 7, 2007
		U.S. Treasury Money Market Portfolio	Treasury Money Market	September 7, 2007

Registrant (Term may be used in this Joint Proxy Statement)	Form of Organization	Series	Term may be used in this Joint Proxy Statement	Date of Shareholders’ Meeting
		North Carolina Municipal Money Market Portfolio	NC Money Market	September 7, 2007
		New Jersey Municipal Money Market Portfolio	NJ Money Market	September 7, 2007
		Ohio Municipal Money Market Portfolio	OH Money Market	September 7, 2007
		Pennsylvania Municipal Money Market Portfolio	PA Money Market	September 7, 2007
		Virginia Municipal Money Market Portfolio	VA Money Market	September 7, 2007
Quantitative Master Series LLC (QMS LLC)	Delaware Limited Liability Company	Master Enhanced Small Cap Series Master Core Bond Enhanced Index Series	Master Enhanced Small Cap Master Core Bond Enhanced	September 7, 2007 September 7, 2007
		Master Enhanced International Series	Master Enhanced Int’l	September 7, 2007
		Master Enhanced S&P 500 Series	Master Enhanced S&P 500	September 7, 2007
		Master Extended Market Index Series	Master Extended Market Index	September 7, 2007
		Master International Index Series	Master Int’l Index	September 7, 2007
		Master Mid Cap Index Series	Master Mid Cap Index	September 7, 2007
		Master S&P 500 Index Series	Master S&P 500 Index	September 7, 2007
		Master Small Cap Index Series	Master Small Cap Index	September 7, 2007
BlackRock Index Funds, Inc. (BR Index)	Maryland Corporation	BlackRock International Index Fund BlackRock S&P 500 Index Fund	Int’l Index S&P 500 Index	September 7, 2007 September 7, 2007
		BlackRock Small Cap Index Fund	Small Cap Index	September 7, 2007
Merrill Lynch U.S.A Government Reserves	Massachusetts Business Trust	—	ML USA Gov’t Reserves	August 23, 2007
Merrill Lynch U.S. Treasury Money Fund	Massachusetts Business Trust	—	ML Treasury Money Fund	August 23, 2007
Merrill Lynch Ready Assets Trust	Massachusetts Business Trust	—	ML Ready Assets	August 23, 2007
BlackRock Healthcare Fund, Inc.	Maryland Corporation	—	Healthcare Fund	September 7, 2007
BlackRock Global Technology Fund, Inc.	Maryland Corporation	—	Global Technology Fund	September 7, 2007
BlackRock Developing Capital Markets Fund, Inc.	Maryland Corporation	—	Developing Capital Markets	September 7, 2007
BlackRock Latin America Fund, Inc.	Maryland Corporation	—	Latin America Fund	September 7, 2007
BlackRock Pacific Fund, Inc.	Maryland Corporation	—	Pacific Fund	September 7, 2007
BlackRock Financial Institutions Series Trust (BR Financial Institutions)	Massachusetts Business Trust	BlackRock Summit Cash Reserves Fund	Summit Cash Reserves	August 23, 2007
Master Money LLC	Delaware Limited Liability Company	—	Master Money	September 7, 2007
Master Government Securities LLC	Delaware Limited Liability Company	—	Master Gov’t Securities	September 7, 2007

Registrant (Term may be used in this Joint Proxy Statement)	Form of Organization	Series	Term may be used in this Joint Proxy Statement	Date of Shareholders’ Meeting
		Global Resources Portfolio	Global Resources Portfolio	September 7, 2007
Master Tax-Exempt LLC	Delaware Limited Liability Company	—	Master Tax-Exempt	September 7, 2007
Master Treasury LLC	Delaware Limited Liability Company	—	Master Treasury	September 7, 2007
CMA Money Fund	Massachusetts Business Trust	—	CMA Money Fund	August 23, 2007
CMA Government Securities Fund	Massachusetts Business Trust	—	CMA Gov’t Securities	August 23, 2007
CMA Tax-Exempt Fund	Massachusetts Business Trust	—	CMA Tax-Exempt	August 23, 2007
CMA Treasury Fund	Massachusetts Business Trust	—	CMA Treasury	August 23, 2007
WCMA Money Fund	Massachusetts Business Trust	—	WCMA Money Fund	August 23, 2007
WCMA Government Securities Fund	Massachusetts Business Trust	—	WCMA Gov’t Securities	August 23, 2007
WCMA Tax-Exempt Fund	Massachusetts Business Trust	—	WCMA Tax-Exempt	August 23, 2007
WCMA Treasury Fund	Massachusetts Business Trust	—	WCMA Treasury	August 23, 2007
Global Financial Services Master LLC	Delaware Limited Liability Company	—	Global Financial Services Master	September 7, 2007
BlackRock Global Financial Services Fund, Inc.	Maryland Corporation	—	Global Financial Services	September 7, 2007
Merrill Lynch Retirement Series Trust (ML Retirement Series)	Massachusetts Business Trust	Merrill Lynch Retirement Reserves Money Fund	ML Retirement Reserves	August 23, 2007
Master Large Cap Series LLC (Master Large Cap)	Delaware Limited Liability Company	Master Large Cap Core Portfolio Master Large Cap Growth Portfolio	Master Large Cap Core Master Large Cap Growth	September 7, 2007 September 7, 2007
		Master Large Cap Value Portfolio	Master Large Cap Value	September 7, 2007
BlackRock Large Cap Series Funds, Inc. (BR Large Cap)	Maryland Corporation	BlackRock Large Cap Core Fund BlackRock Large Cap Growth Fund	Large Cap Core Large Cap Growth	September 7, 2007 September 7, 2007
		BlackRock Large Cap Value Fund	Large Cap Value	September 7, 2007
BlackRock Master LLC (BR Master)	Delaware Limited Liability Company	BlackRock Master Small Cap Growth Portfolio BlackRock Master International Portfolio	Master Small Cap Growth Master Int’l	September 7, 2007 September 7, 2007
BlackRock Series, Inc. (BR Series)	Maryland Corporation	BlackRock International Fund BlackRock Small Cap Growth Fund II	Int’l Fund Small Cap Growth II	September 7, 2007 September 7, 2007
Master Institutional Money Market LLC (Master Institutional)	Delaware Limited Liability Company	Merrill Lynch Premier Institutional Portfolio Merrill Lynch Institutional Portfolio	ML Premier Institutional ML Institutional	September 7, 2007 September 7, 2007
		Merrill Lynch Institutional Tax-Exempt Portfolio	ML Institutional Tax-Exempt	September 7, 2007
Merrill Lynch Funds For Institutions Series (ML Institutions Series)	Massachusetts Business Trust	Merrill Lynch Government Fund Merrill Lynch Treasury Fund	ML Gov’t ML Treasury	September 7, 2007 September 7, 2007
		Merrill Lynch Institutional Fund	ML Institutional Fund	September 7, 2007
		Merrill Lynch Premier Institutional Fund	ML Premier Institutional Fund	September 7, 2007
		Merrill Lynch Institutional Tax-Exempt Fund	ML Institutional Tax-Exempt Fund	September 7, 2007

Registrant (Term may be used in this Joint Proxy Statement)	Form of Organization	Series	Term may be used in this Joint Proxy Statement	Date of Shareholders’ Meeting
CMA Multi-State Municipal Series Trust (CMA Multi-State)	Massachusetts Business Trust	CMA Arizona Municipal Money Fund	CMA AZ Municipal	August 23, 2007
		CMA California Municipal Money Fund	CMA CA Municipal	August 23, 2007
		CMA Connecticut Municipal Money Fund	CMA CT Municipal	August 23, 2007
		CMA Massachusetts Municipal Money Fund	CMA MA Municipal	August 23, 2007
		CMA Michigan Municipal Money Fund	CMA MI Municipal	August 23, 2007
		CMA New Jersey Municipal Money Fund	CMA NJ Municipal	August 23, 2007
		CMA New York Municipal Money Fund	CMA NY Municipal	August 23, 2007
		CMA North Carolina Municipal Money Fund	CMA NC Municipal	August 23, 2007
		CMA Ohio Municipal Money Fund	CMA OH Municipal	August 23, 2007
		CMA Pennsylvania Municipal Money Fund	CMA PA Municipal	August 23, 2007
		CMA Florida Municipal Money Fund	CMA FL Municipal	August 23, 2007

Master/Feeder Funds

Master Funds	Feeder Funds
Master Basic Value LLC	BlackRock Basic Value Fund, Inc.
Master Value Opportunities LLC	BlackRock Value Opportunities Fund, Inc.
Quantitative Master Series LLC	BlackRock Index Funds, Inc.
Master S&P 500 Index Series	BlackRock S&P 500 Index Fund
Master Small Cap Index Series	BlackRock Small Cap Index Fund
Master International Index Series	BlackRock International Index Fund
Master Core Bond Enhanced Index Series
Master Enhanced Small Cap Series
Master Enhanced International Series
Master Enhanced S&P 500 Series
Master Extended Market Index Series
Master Mid Cap Index Series
Quantitative Master Series LLC	BlackRock FundsSM
Master S&P 500 Index Series	Index Equity Portfolio
Master Money LLC	CMA Money Fund
WCMA Money Fund
Master Government Securities LLC	CMA Government Securities Fund
WCMA Government Securities Fund
Master Tax-Exempt LLC	CMA Tax-Exempt Fund
WCMA Tax-Exempt Fund
Master Treasury LLC	CMA Treasury Fund
WCMA Treasury Fund
Global Financial Services Master LLC	BlackRock Global Financial Services Fund, Inc.
Master Bond LLC	BlackRock Bond Fund, Inc.
Master Bond Portfolio	BlackRock Bond Fund
Master Focus Twenty LLC	BlackRock Focus Twenty Fund, Inc.
Master Large Cap Series LLC	BlackRock Large Cap Series Funds, Inc.
Master Large Cap Growth Portfolio	BlackRock Large Cap Growth Fund
Master Large Cap Value Portfolio	BlackRock Large Cap Value Fund
Master Large Cap Core Portfolio	BlackRock Large Cap Core Fund
Short-Term Bond Master LLC	Short-Term Bond Series, Inc.
Short-Term Bond Master Portfolio	BlackRock Short-Term Bond Fund
BlackRock Master LLC	BlackRock Series, Inc.
BlackRock Master International Portfolio	BlackRock International Fund
BlackRock Master Small Cap Growth Portfolio	BlackRock Small Cap Growth Fund II
Master Commodity Strategies LLC	BlackRock Commodity Strategies Fund
Master Institutional Money Market LLC	Merrill Lynch Funds For Institutions Series
Merrill Lynch Institutional Portfolio	Merrill Lynch Institutional Fund
Merrill Lynch Premier Institutional Portfolio	Merrill Lynch Premier Institutional Fund
Merrill Lynch Institutional Tax-Exempt Portfolio	Merrill Lynch Institutional Tax-Exempt Fund

Appendix B

Fund Information

The following table lists, with respect to each Fund, the total number of shares outstanding and the net assets of the Fund on June 25, 2007, the record date for voting at the Meeting. The table also lists the quorum requirements for each Fund and the vote required for Proposal 1 for each Fund. (Vote requirements for Proposal 2 are listed under the heading “Vote Required and Manner of Voting Proxies,” which begins on page 28 of the Joint Proxy Statement.)

Fund(*)	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Vote Required to Approve Proposal 1†
BlackRock Bond Allocation Target Shares	98,163,901	—	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
Series C Portfolio	46,346,177	446,146,717	—	—
Series M Portfolio	47,983,497	458,805,243	—	—
Series S Portfolio	3,834,227	37,394,225	—	—
Master Value Opportunities LLC**	—	2,700,554,806	1/3 of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting
BlackRock Value Opportunities Fund, Inc.	109,275,832	2,698,094,871	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
Master Basic Value LLC**	—	8,590,862,951	1/3 of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting
BlackRock Basic Value Fund, Inc.	256,727,490	8,587,417,680	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
BlackRock Natural Resources Trust**	7,336,268	450,477,405	1/3 of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting
BlackRock Global Growth Fund, Inc.	41,160,315	667,481,837	1/3 of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
BlackRock Balanced Capital Fund, Inc.	83,984,724	2,413,744,953	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast

Fund(*)	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Vote Required to Approve Proposal 1†
BlackRock Series Fund, Inc.	—	—	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
BlackRock Balanced Capital Portfolio	51,435,660	860,489,361	—	—
BlackRock Bond Portfolio	10,080,462	112,246,921	—	—
BlackRock Fundamental Growth Portfolio	8,737,413	219,582,599	—	—
BlackRock Global Allocation Portfolio	17,365,742	318,264,092	—	—
BlackRock Government Income Portfolio	14,417,263	155,830,815	—	—
BlackRock High Income Portfolio	10,020,017	57,756,713	—	—
BlackRock Money Market Portfolio	313,697,258	313,739,762	—	—
BlackRock Large Cap Core Portfolio	12,132,957	323,888,951	—	—
BlackRock Global SmallCap Fund, Inc.	50,767,076	1,418,259,777	1/3 of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
Master Bond LLC**	—	—	1/3 of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting
Master Bond Portfolio	—	3,313,456,592	—	—
BlackRock Bond Fund, Inc.	—	—	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
BlackRock Bond Fund	222,813,450	2,502,548,096	—	—
BlackRock High Income Fund	278,696,864	1,466,815,470	—	—
BlackRock Municipal Bond Fund, Inc.	—	—	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
BlackRock Municipal Insured Fund	114,748,421	877,470,241	—	—
BlackRock National Municipal Fund	153,895,065	1,599,239,406	—	—
BlackRock Short-Term Municipal Fund	27,789,167	274,573,026	—	—
BlackRock High Yield Municipal Fund	6,998,912	69,646,427	—	—
BlackRock Equity Dividend Fund**	71,449,592	1,423,773,839	1/3 of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting

Fund(*)	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Vote Required to Approve Proposal 1†
BlackRock Global Allocation Fund, Inc.	1,033,830,370	19,739,481,859	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
BlackRock EuroFund**	43,874,529	1,027,374,839	1/3 of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting
BlackRock Municipal Series Trust**	—	—	1/3 of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting
BlackRock Intermediate Municipal Fund	18,701,121	188,088,246	—	—
BlackRock Global Dynamic Equity Fund	91,193,577	1,226,548,252	1/3 of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
BlackRock Utilities and Telecommunications Fund, Inc.	10,416,454	170,400,751	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
BlackRock Mid Cap Value Opportunities Series, Inc.	—	—	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
BlackRock Mid Cap Value Opportunities Fund	24,569,138	474,765,282	—	—
Managed Account Series	—	—	1/3 of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
High Income Portfolio	9,849,099	99,361,946	—	—
US Mortgage Portfolio	13,014,892	126,507,648	—	—
Global SmallCap Portfolio	10,218,372	140,227,334	—	—
Mid Cap Value Opportunities Portfolio	10,977,363	134,594,874	—	—
Short-Term Bond Master LLC**	—	—	1/3 of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting
Short-Term Bond Master Portfolio	—	674,008,559	—	—

Fund(*)	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Vote Required to Approve Proposal 1†
BlackRock Short-Term Bond Series, Inc.	—	—	1/3 of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
BlackRock Short-Term Bond Fund	67,484,717	671,621,567	—	—
BlackRock Focus Value Fund, Inc.	22,928,685	364,973,732	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
BlackRock Multi-State Municipal Series Trust**	—	—	1/3 of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting
BlackRock Florida Municipal Bond Fund	10,800,156	110,195,121	—	—
BlackRock New Jersey Municipal Bond Fund	27,532,974	289,781,315	—	—
BlackRock Pennsylvania Municipal Bond Fund	52,250,520	579,241,715	—	—
BlackRock New York Municipal Bond Fund	25,742,860	279,999,193	—	—
BlackRock Fundamental Growth Fund, Inc.	222,758,950	4,506,098,865	1/3 of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
BlackRock California Municipal Series Trust**	—	—	1/3 of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting
BlackRock California Insured Municipal Bond Fund	34,737,433	391,976,228	—	—
Master Focus Twenty LLC**	—	73,650,893	1/3 of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting
BlackRock Focus Twenty Fund, Inc.	34,127,941	73,523,497	1/3 of the shares entitled to vote, present in person or by proxy	Plurality of votes cast

Fund(*)	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Vote Required to Approve Proposal 1†
BlackRock Variable Series Fund, Inc.	—	—	Majority of shares entitled to vote, present in person or by proxy	Plurality of votes cast
BlackRock Balanced Capital V.I. Fund	4,459,254	64,775,791	—	—
BlackRock Basic Value V.I. Fund	60,931,890	1,045,278,212	—	—
BlackRock Bond V.I. Fund	32,821,711	381,225,000	—	—
BlackRock Fundamental Growth V.I. Fund	12,148,201	106,208,291	—	—
BlackRock Global Growth V.I. Fund	5,618,584	87,059,244	—	—
BlackRock S&P 500 Index V.I. Fund	16,081,016	307,210,656	—	—
BlackRock Large Cap Core V.I. Fund	15,474,046	528,285,767	—	—
BlackRock Large Cap Growth V.I. Fund	17,551,830	220,739,517	—	—
BlackRock Large Cap Value V.I. Fund	14,614,625	238,651,466	—	—
BlackRock Global Allocation V.I. Fund	57,211,739	893,807,697	—	—
BlackRock Utilities and Telecommunications V.I. Fund	4,437,275	57,817,446	—	—
BlackRock Value Opportunities V.I. Fund	21,591,261	458,465,050	—	—
BlackRock International Value V.I. Fund	22,263,316	410,510,141	—	—
BlackRock Government Income V.I. Fund	23,968,924	240,851,116	—	—
BlackRock High Income V.I. Fund	26,193,626	200,619,008	—	—
BlackRock Money Market V.I. Fund	246,828,184	246,857,354	—	—
BlackRock World Income Fund, Inc.	26,295,991	158,708,950	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
BlackRock International Value Trust	—	—	1/3 of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
BlackRock International Value Fund	62,299,041	2,112,152,018	—	—
FDP Series, Inc.	—	—	1/3 of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
Franklin Templeton Total Return FDP Fund	18,153,994	177,325,912	—	—
Marsico Growth FDP Fund	12,350,695	148,902,181	—	—
MFS Research International FDP Fund	12,210,071	176,772,007	—	—
Van Kampen Value FDP Fund	12,250,848	147,973,276	—	—

Fund(*)	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Vote Required to Approve Proposal 1†
BlackRock Principal Protected Trust	—	—	1/3 of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
BlackRock Fundamental Growth Principal Protected Fund	8,421,122	85,669,948	—	—
BlackRock Basic Value Principal Protected Fund	13,495,665	172,193,239	—	—
BlackRock Core Principal Protected Fund	13,676,265	170,445,568	—	—
Master Commodity Strategies LLC	—	61,013,767	1/3 of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
BlackRock Commodity Strategies Fund	6,183,676	53,760,499	1/3 of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
The GNMA Fund Investment Accumulation Program, Inc.	5,731,780	114,293,993	1/3 of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
BlackRock Funds II	—	—	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
Total Return Portfolio	52,836,445	522,787,318	—	—
Delaware Municipal Bond Portfolio	6,155,393	58,603,258	—	—
Enhanced Income Portfolio	4,151,719	40,656,614	—	—
AMT-Free Municipal Bond Portfolio	32,544,553	347,486,456	—	—
GNMA Portfolio	18,941,739	176,708,761	—	—
Government Income Portfolio	177,943,794	1,838,250,174	—	—
High Yield Bond Portfolio	218,700,898	1,795,413,162	—	—
Intermediate Bond Portfolio II	102,932,473	941,528,343	—	—
Intermediate Government Bond Portfolio	49,111,912	494,035,274	—	—
International Bond Portfolio	51,669,085	555,887,463	—	—
Inflation Protected Bond Portfolio	9,114,502	88,243,006	—	—
Kentucky Municipal Bond Portfolio	13,198,126	121,480,084	—	—
Low Duration Bond Portfolio	112,129,042	1,102,587,939	—	—
Managed Income Portfolio	76,557,815	749,813,707	—	—
Ohio Municipal Bond Portfolio	10,329,315	105,659,871	—	—

Fund(*)	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Vote Required to Approve Proposal 1†
BlackRock Strategic Portfolio I	6,628,538	52,410,064	—	—
Total Return Portfolio II	344,385,603	3,200,664,772	—	—
Conservative Prepared Portfolio	809,560	8,584,176	—	—
Moderate Prepared Portfolio	2,454,471	26,206,782	—	—
Growth Prepared Portfolio	2,926,640	31,799,911	—	—
Aggressive Growth Prepared Portfolio	1,187,848	13,311,550	—	—
Prepared Portfolio 2010	6,000	60,815	—	—
Prepared Portfolio 2015	6,000	60,892	—	—
Prepared Portfolio 2020	6,000	61,119	—	—
Prepared Portfolio 2025	6,000	61,362	—	—
Prepared Portfolio 2030	6,000	61,557	—	—
Prepared Portfolio 2035	6,359	65,521	—	—
Prepared Portfolio 2040	6,000	61,928	—	—
Prepared Portfolio 2045	6,000	61,928	—	—
Prepared Portfolio 2050	6,000	61,928	—	—
Merrill Lynch U.S.A. Government Reserves**	120,325,752	120,987,680	Majority of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting
Merrill Lynch U.S. Treasury Money Fund**	56,991,758	57,086,858	Majority of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting
BlackRock Index Funds, Inc.	—	—	1/3 of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
BlackRock International Index Fund	23,329,927	384,617,316	—	—
BlackRock S&P 500 Index Fund	151,723,560	2,805,080,899	—	—
BlackRock Small Cap Index Fund	8,302,392	135,605,043	—	—
Quantitative Master Series LLC**	—	—	1/3 of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting
Master Enhanced Small Cap Series	—	271,396,789	—	—
Master Core Bond Enhanced Index Series	—	381,364,277	—	—
Master Enhanced International Series	—	186,423,733	—	—
Master Enhanced S&P 500 Series	—	683,668,330	—	—
Master Extended Market Index Series	—	382,769,464	—	—

Fund(*)	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Vote Required to Approve Proposal 1†
Master International Index Series	—	1,272,858,791	—	—
Master Mid Cap Index Series	—	150,357,355	—	—
Master S&P 500 Index Series	—	3,988,691,991	—	—
Master Small Cap Index Series	—	699,252,441	—	—
Merrill Lynch Ready Assets Trust**	4,706,715,155	4,690,384,769	Majority of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting
BlackRock Healthcare Fund, Inc.	76,556,462	435,530,693	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
BlackRock Global Technology Fund, Inc.	25,293,754	210,370,991	1/3 of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
Master Government Securities LLC**	—	954,769,806	1/3 of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting
Master Money LLC**	—	18,254,825,609	1/3 of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting
Master Treasury LLC**	—	931,827,764	1/3 of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting
Master Tax-Exempt LLC**	—	10,112,285,879	1/3 of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting
CMA Money Fund**	10,606,032,708	10,475,059,509	1/3 of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting
CMA Government Securities Fund**	469,219,896	487,424,514	1/3 of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting
CMA Tax-Exempt Fund**	9,237,340,256	9,243,515,875	1/3 of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting

Fund(*)	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Vote Required to Approve Proposal 1†
CMA Treasury Fund**	456,090,721	455,811,115	1/3 of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting
WCMA Government Securities Fund	466,006,412	467,227,289	30% of the shares entitled to vote, in person or by proxy	Plurality of votes cast
WCMA Money Fund	7,837,168,538	7,774,658,203	30% of the shares entitled to vote, in person or by proxy	Plurality of votes cast
WCMA Tax-Exempt Fund	868,780,670	866,626,894	30% of the shares entitled to vote, in person or by proxy	Plurality of votes cast
WCMA Treasury Fund	461,733,651	475,842,155	30% of the shares entitled to vote, in person or by proxy	Plurality of votes cast
CMA Multi-State Municipal Series Trust**	—	—	1/3 of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting
CMA Arizona Municipal Money Fund	169,585,756	175,693,966	—	—
CMA California Municipal Money Fund	2,997,304,555	3,020,751,178	—	—
CMA Connecticut Municipal Money Fund	561,745,776	559,882,581	—	—
CMA Massachusetts Municipal Money Fund	422,350,231	434,989,408	—	—
CMA Michigan Municipal Money Fund	276,871,499	278,781,640	—	—
CMA New Jersey Municipal Money Fund	1,339,539,949	1,314,494,949	—	—
CMA New York Municipal Money Fund	2,866,954,508	2,890,595,059	—	—
CMA North Carolina Municipal Money Fund	204,680,301	202,089,134	—	—
CMA Ohio Municipal Money Fund	353,740,370	353,569,880	—	—
CMA Pennsylvania Municipal Money Fund	535,850,762	540,653,397	—	—
CMA Florida Municipal Money Fund	318,372,371	317,432,127	—	—
BlackRock Developing Capital Markets Fund, Inc.	10,467,579	282,668,549	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast

Fund(*)	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Vote Required to Approve Proposal 1†
BlackRock Latin America Fund, Inc	7,988,536	530,853,296	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
BlackRock Pacific Fund, Inc.	34,968,450	1,063,104,869	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
Global Financial Services Master LLC**	—	95,455,873	1/3 of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting
BlackRock Global Financial Services Fund, Inc.	5,694,885	95,348,577	1/3 of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
BlackRock Financial Institutions Series Trust**	—	—	Majority of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting
BlackRock Summit Cash Reserves Fund	59,356,659	59,378,888	—	—
Master Large Cap Series LLC**	—	—	1/3 of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting
Master Large Cap Core Portfolio	—	4,410,119,152	—	—
Master Large Cap Growth Portfolio	—	1,072,660,638	—	—
Master Large Cap Value Portfolio	—	5,153,966,634	—	—
BlackRock Large Cap Series Funds, Inc.	—	—	1/3 of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
BlackRock Large Cap Core Fund	287,633,109	4,254,443,652	—	—
BlackRock Large Cap Growth Fund	89,805,605	1,028,961,912	—	—
BlackRock Large Cap Value Fund	249,085,573	5,070,464,636	—	—
Merrill Lynch Retirement Series Trust**	—	—	Majority of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting
Merrill Lynch Retirement Reserves Money Fund	4,241,969,433	4,147,065,176	—	—

Fund(*)	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Vote Required to Approve Proposal 1†
Master Institutional Money Market LLC**	—	—	1/3 of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting
Merrill Lynch Premier Institutional Portfolio	—	21,246,405,612	—	—
Merrill Lynch Institutional Portfolio	—	21,379,685,452	—	—
Merrill Lynch Institutional Tax-Exempt Portfolio	—	16,165,296,611	—	—
Merrill Lynch Funds For Institutions Series**	—	—	1/3 of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting
Merrill Lynch Government Fund	3,009,237,512	3,009,237,512	—	—
Merrill Lynch Treasury Fund	1,489,231,952	1,489,300,863	—	—
Merrill Lynch Institutional Fund	21,308,219,692	21,308,209,925	—	—
Merrill Lynch Premier Institutional Fund	21,176,521,753	21,173,198,214	—	—
Merrill Lynch Institutional Tax-Exempt Fund	16,126,927,628	16,127,439,294	—	—
BlackRock Master LLC**	—	—	1/3 of the shares entitled to vote, present in person or by proxy	Majority of the shares present at the Meeting
BlackRock Master Small Cap Growth Portfolio	—	546,991,864	—	—
BlackRock Master International Portfolio	—	123,990,339	—	—
BlackRock Series, Inc.	—	—	1/3 of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
BlackRock International Fund	9,130,446	123,879,356	—	—
BlackRock Small Cap Growth Fund II	34,297,119	546,530,944	—	—
BlackRock FundsSM	—	—	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast
Asset Allocation Portfolio	47,395,823	785,651,498	—	—
All-Cap Global Resources Portfolio	62,048,610	1,104,020,132	—	—
Aurora Portfolio	59,032,914	1,647,862,404	—	—

Fund(*)	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Vote Required to Approve Proposal 1†
Investment Trust	75,209,218	1,165,736,271	—	—
Exchange Portfolio	468,316	305,412,793	—	—
Global Opportunities Portfolio	7,445,938	92,499,094	—	—
Global Resources Portfolio	16,966,792	978,795,074	—	—
Global Science & Technology Opportunities Portfolio	4,262,227	33,314,418	—	—
Health Sciences Opportunities Portfolio	45,525,324	1,228,746,600	—	—
International Opportunities Portfolio	32,189,214	1,484,736,299	—	—
Capital Appreciation Portfolio	15,458,211	248,616,318	—	—
Mid-Cap Growth Equity Portfolio	34,233,449	403,950,575	—	—
Mid-Cap Value Equity Portfolio	82,361,805	1,170,960,615	—	—
Small Cap Growth Equity Portfolio	36,345,360	823,681,820	—	—
Small Cap Core Equity Portfolio	4,763,774	99,996,568	—	—
Small Cap Value Equity Portfolio	6,619,177	77,764,855	—	—
Small/Mid-Cap Growth Portfolio	17,313,748	286,958,253	—	—
U.S. Opportunities Portfolio	13,607,106	464,389,669	—	—
Index Equity Portfolio	37,380,305	1,070,479,774	—	—
Money Market Portfolio	1,542,173,688	1,542,401,281	—	—
Municipal Money Market Portfolio	322,317,710	322,331,512	—	—
U.S. Treasury Money Market Portfolio	389,048,666	388,967,856	—	—
North Carolina Municipal Money Market Portfolio	74,397,381	74,391,406	—	—
New Jersey Municipal Money Market Portfolio	158,720,476	158,716,130	—	—
Ohio Municipal Money Market Portfolio	155,006,470	155,007,977	—	—
Pennsylvania Municipal Money Market Portfolio	622,359,510	622,362,196	—	—
Virginia Municipal Money Market Portfolio	76,310,561	76,310,471	—	—

*	For certain Registrants that contain multiple series, the series are indicated in the table by an entry below the Registrant’s name.
**	Denotes Funds in which abstentions and broker non-votes will be counted for purposes of determining a quorum, but will not be counted as votes cast and will have the same effect as a vote against Proposal 1.
†	The quorum requirement for a series of any Registrant is the same as that listed for that Registrant. However, when applying such quorum requirement to a Registrant, the quorum requirement applies to all shareholders of the Registrant as a whole. The approval of the shareholders of all relevant Funds that are series of the applicable Registrant voting together is required.

Appendix C

Compensation of the Board Members

Board 1

Donald W. Burton, Robert C. Doll, Jr., John F. O’Brien, David H. Walsh and Fred G. Weiss currently comprise Board 1. Board 1 currently oversees the following Funds:

Registrant	Series
Master Basic Value LLC	—
BlackRock Basic Value Fund, Inc.	—
Master Value Opportunities LLC	—
BlackRock Value Opportunities Fund, Inc.	—
BlackRock Balanced Capital Fund, Inc.	—
BlackRock Global Growth Fund, Inc.	—
BlackRock Natural Resources Trust	—
Merrill Lynch Ready Assets Trust	—
BlackRock Series Fund, Inc.	BlackRock Balanced Capital Portfolio
BlackRock Large Cap Core Portfolio
BlackRock Bond Portfolio
BlackRock Global Allocation Portfolio
BlackRock Fundamental Growth Portfolio
BlackRock High Income Portfolio
BlackRock Government Income Portfolio
BlackRock Money Market Portfolio
Merrill Lynch U.S.A. Government Reserves	—
Merrill Lynch U.S. Treasury Money Fund	—
Quantitative Master Series LLC	Master Core Bond Enhanced Index Series
Master Enhanced S&P 500 Series
Master Enhanced International Series
Master Extended Market Index Series
Master Enhanced Small Cap Series
Master International Index Series
Master S&P 500 Index Series
Master Small Cap Index Series
Master Mid Cap Index Series
BlackRock Index Funds, Inc.	BlackRock International Index Fund
BlackRock S&P 500 Index Fund
BlackRock Small Cap Index Fund

The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Funds do not provide compensation to any Board Member that is an “interested person,” as defined in the 1940 Act. Information regarding compensation paid to the non-interested Board Members of Board 1 for each Fund’s most recent fiscal year is set forth below. No compensation information is shown for certain Funds identified in the table below for Board Members whose term of office will not continue, with respect to those Funds, after the Meeting to which this Joint Proxy Statement relates.

Master Basic Value, Basic Value, Balanced Capital Fund, Master Value Opportunities, Value Opportunities and QMS LLC pay each Independent Board Member a combined fee for service on the Board and the Audit Committee of $10,000 per year plus $1,000 per in-person Board meeting attended and $1,000 per in-person Audit Committee meeting attended. Global Growth and Natural Resources pays each Independent Board Member a combined fee for service on the Board and the Audit Committee of $6,000 per year. Global Growth pays $1,000 per in-person Board meeting attended and $1,000 per in-person Audit Committee meeting attended and Natural Resources pays $500 per in-person Board meeting attended and $500 per in-person Audit Committee meeting attended. US Treasury Money and USA Government Reserves pays each Independent Board Member a combined fee for service on the Board and the Audit Committee of $4,000 per year plus $375 per in-person Board meeting attended and $375 per in-person Audit Committee meeting attended. Ready Assets Trust pays each Independent Board Member a combined fee for service on the Board and the Audit Committee of $9,000 per year plus $1,000 per in-person Board meeting attended and $1,000 per in-person Audit Committee meeting attended. Series Fund, Inc. pays each Independent Board Member a combined fee for service on the Board and the Audit Committee of $19,000 per year plus $1,000 per in-person Board meeting attended and $1,000 per in-person Audit Committee meeting attended. The Chairman of the Audit Committee receives an additional fee of $3,575 per Fund. For the year ended December 31, 2006 all Funds supervised by Board 1 reimbursed Board Member expenses in an aggregate amount of $21,896.

Compensation Table ($)

Fund(1) (2)	Donald W. Burton	John F. O’Brien	David H. Walsh	Fred G. Weiss
Master Basic Value LLC	$10,800	$10,800	$10,800	$12,000
BlackRock Basic Value Fund, Inc.	$7,200	$7,200	$7,200	$8,000
Master Value Opportunities LLC	$10,800	$10,800	$10,800	$12,000
BlackRock Value Opportunities Fund, Inc.	$7,200	$7,200	$7,200	$8,000
BlackRock Balanced Capital Fund, Inc.	$18,000	$18,000	$18,000	$20,000
BlackRock Global Growth Fund, Inc.	$14,000	$14,000	$14,000	$16,000
BlackRock Natural Resources Trust	$10,000	$10,000	$10,000	$12,000
Merrill Lynch Ready Assets Trust	N/A	N/A	N/A	N/A
BlackRock Series Fund, Inc.	—	—	—	—
BlackRock Balanced Capital Portfolio	$9,536	$9,536	$9,536	$10,244
BlackRock Large Cap Core Portfolio	$3,465	$3,465	$3,465	$3,720
BlackRock Bond Portfolio	$1,364	$1,364	$1,364	$1,466
BlackRock Global Allocation Portfolio	$2,979	$2,979	$2,979	$3,193
BlackRock Fundamental Growth Portfolio	$2,887	$2,887	$2,887	$3,104
BlackRock High Income Portfolio	$645	$645	$645	$693
BlackRock Government Income Portfolio	$2,027	$2,027	$2,027	$2,179
BlackRock Money Market Portfolio	$3,452	$3,452	$3,452	$3,709
Merrill Lynch U.S.A. Government Reserves	N/A	N/A	N/A	N/A
Merrill Lynch U.S. Treasury Money Fund	N/A	N/A	N/A	N/A
Quantitative Master Series LLC	N/A	N/A	N/A	N/A
Master Core Bond Enhanced Index Series	N/A	N/A	N/A	N/A
Master Enhanced S&P 500 Series	N/A	N/A	N/A	N/A

Fund(1) (2)	Donald W. Burton	John F. O’Brien	David H. Walsh	Fred G. Weiss
Master Enhanced International Series	N/A	N/A	N/A	N/A
Master Extended Market Index Series	N/A	N/A	N/A	N/A
Master Enhanced Small Cap Series	N/A	N/A	N/A	N/A
Master International Index Series	N/A	N/A	N/A	N/A
Master S&P 500 Index Series	N/A	N/A	N/A	N/A
Master Small Cap Index Series	N/A	N/A	N/A	N/A
Master Mid Cap Index Series	N/A	N/A	N/A	N/A
BlackRock Index Funds, Inc.	N/A	N/A	N/A	N/A
BlackRock International Index Fund	N/A	N/A	N/A	N/A
BlackRock S&P 500 Index Fund	N/A	N/A	N/A	N/A
BlackRock Small Cap Index Fund	N/A	N/A	N/A	N/A
Total Compensation from Fund Complex(3)	$203,250	$206,250	$203,250	$234,250

Number of Funds in Fund Complex Overseen by Board Member	32	32	32	32

(1)	Information for the Fund’s most recent fiscal year.
(2)	The term “N/A” when used in this Appendix C refers to the fact that no compensation information is shown for Board Members of the indicated Funds whose term of office with respect to that Fund will not continue after the Meeting to which this Joint Proxy Statement relates.
(3)	Total Compensation from Fund Complex is as of the calendar year ended December 31, 2006.

None of the Funds currently provides any pension or retirement benefits to Board Members of Board 1 or officers of the Funds.

As of May 31, 2007, all Board Members of Board 1 and officers as a group owned less than 1% of the outstanding shares of each Fund.

Board 2

Robert C. Doll, Jr., Ronald W. Forbes, Cynthia A. Montgomery, Jean Margo Reid, Roscoe S. Suddarth and Richard R. West currently comprise Board 2. Board 2 currently oversees the following Funds:

Registrant	Series
Master Money LLC	—
CMA Money Fund	—
WCMA Money Fund	—
Master Government Securities LLC	—
CMA Government Securities Fund	—
WCMA Government Securities Fund	—
Master Tax-Exempt LLC	—
CMA Tax-Exempt Fund	—
WCMA Tax-Exempt Fund	—
Master Treasury LLC	—
CMA Treasury Fund	—

Registrant	Series
WCMA Treasury Fund	—
CMA Multi-State Municipal Series Trust	CMA Arizona Municipal Money Fund
CMA California Municipal Money Fund
CMA Connecticut Municipal Money Fund
CMA Florida Municipal Money Fund
CMA Massachusetts Municipal Money Fund
CMA Michigan Municipal Money Fund
CMA New Jersey Municipal Money Fund
CMA New York Municipal Money Fund
CMA North Carolina Municipal Money Fund
CMA Ohio Municipal Money Fund
CMA Pennsylvania Municipal Money Fund
Global Financial Services Master LLC	—
BlackRock Global Financial Services Fund, Inc.	—
Master Bond LLC	Master Bond Portfolio
BlackRock Bond Fund, Inc.	BlackRock Bond Fund
BlackRock High Income Fund
BlackRock Developing Capital Markets Fund, Inc.	—
BlackRock Equity Dividend Fund	—
BlackRock EuroFund	—
BlackRock Global Allocation Fund, Inc.	—
BlackRock Global Dynamic Equity Fund	—
BlackRock Global SmallCap Fund, Inc.	—
BlackRock Global Technology Fund, Inc.	—
BlackRock Healthcare Fund, Inc.	—
BlackRock Latin America Fund, Inc.	—
BlackRock Municipal Bond Fund, Inc.	BlackRock National Municipal Fund
BlackRock Municipal Insured Fund
BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund
BlackRock Municipal Series Trust	BlackRock Intermediate Municipal Fund
BlackRock Pacific Fund, Inc.	—
BlackRock Utilities and Telecommunications Fund, Inc.	—

The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Funds do not provide compensation to any Board Member that is an “interested person,” as defined in the 1940 Act. Information regarding compensation paid to the non-interested Board Members of Board 2 for each Fund’s most recent fiscal year is set forth below. No compensation information is shown for certain Funds identified in the table below for Board Members whose term of office will not continue, with respect to those Funds, after the Meeting to which this Joint Proxy Statement relates.

Master Global Financial Services, Utilities & Telecoms Fund, Equity Dividend, Developing Capital Markets, EuroFund, Global Dynamic Equity, Global SmallCap, Global Technology Fund, Healthcare Fund, Latin America Fund and Pacific Fund pays each Independent Board Member a combined fee for service on the Board and the Audit Committee of $3,000 per year plus $500 per in-person Board meeting attended and $500 per in-person Audit Committee meeting attended.

Master Tax-Exempt, Master Bond, High Income and Municipal Bond Fund pay each Independent Board Member a combined fee for service on the Board and the Audit Committee of $7,000 per year plus $250 per in-person Board meeting attended and $250 per in-person Audit Committee meeting attended. Master Government Securities and Master Treasury pay each Independent Board Member a combined fee for service on the Board and the Audit Committee of $4,400 per year plus $200 per in-person Board meeting attended and $200 per in-person Audit Committee meeting attended. Master Money pays each Independent Board Member a combined fee for service on the Board and the Audit Committee of $8,000 per year plus $500 per in-person Board meeting attended and $500 per in-person Audit Committee meeting attended. CMA Multi-States Municipal Series pay each Independent Board Member a combined fee for service on the Board and the Audit Committee of $10,000 per year plus $500 per in-person Board meeting attended and $500 per in-person Audit Committee meeting attended. Intermediate Municipal pays each Independent Board Member a combined fee for service on the Board and the Audit Committee of $2,800 per year plus $150 per in-person Board meeting attended and $150 per in-person Audit Committee meeting attended. Global Allocation Fund pays each Independent Board Member a combined fee for service on the Board and the Audit Committee of $7,000 per year plus $625 per in-person Board meeting attended and $625 per in-person Audit Committee meeting attended. The Chairman of the Audit Committee receives an additional fee of $2,206 per Fund. For the year ended December 31, 2006 all Funds supervised by Board 2 reimbursed Board Member expenses in an aggregate amount of $21,462.

Compensation Table ($)

Fund(1) (2)	Ronald W. Forbes	Cynthia A. Montgomery	Jean Margo Reid	Richard R. West
Master Money LLC	$14,113	$12,000	N/A	N/A
CMA Money Fund	—	—	N/A	N/A
WCMA Money Fund	—	—	N/A	N/A
Master Government Securities LLC	$8,113	$6,000	N/A	N/A
CMA Government Securities Fund	—	—	N/A	N/A
WCMA Government Securities Fund	—	—	N/A	N/A
Master Tax-Exempt LLC	$11,113	$9,000	N/A	N/A
CMA Tax-Exempt Fund	—	—	N/A	N/A
WCMA Tax-Exempt Fund	—	—	N/A	N/A
Master Treasury LLC	$8,113	$6,000	N/A	N/A
CMA Treasury Fund	—	—	N/A	N/A
WCMA Treasury Fund	—	—	N/A	N/A
CMA Multi-State Municipal Series Trust	—	—	N/A	N/A
CMA Arizona Municipal Money Fund	$314	$261	N/A	N/A
CMA California Municipal Money Fund	$4,738	$4,142	N/A	N/A
CMA Connecticut Municipal Money Fund	$891	$774	N/A	N/A
CMA Florida Municipal Money Fund	$767	$682	N/A	N/A
CMA Massachusetts Municipal Money Fund	$645	$554	N/A	N/A
CMA Michigan Municipal Money Fund	$495	$432	N/A	N/A
CMA New Jersey Municipal Money Fund	$2,000	$1,727	N/A	N/A

Fund(1) (2)	Ronald W. Forbes	Cynthia A. Montgomery	Jean Margo Reid	Richard R. West
CMA New York Municipal Money Fund	$4,438	$3,851	N/A	N/A
CMA North Carolina Municipal Money Fund	$357	$311	N/A	N/A
CMA Ohio Municipal Money Fund	$586	$509	N/A	N/A
CMA Pennsylvania Municipal Money Fund	$867	$757	N/A	N/A
Global Financial Services Master LLC	$8,910	$7,000	N/A	N/A
BlackRock Global Financial Services Fund, Inc.	—	—	N/A	N/A
Master Bond LLC	N/A	N/A	—	—
Master Bond Portfolio	N/A	N/A	$5,389	$5,389
BlackRock Bond Fund, Inc.	N/A	N/A	—	—
BlackRock Bond Fund	N/A	N/A	—	—
BlackRock High Income Fund	N/A	N/A	$2,781	$2,781
BlackRock Developing Capital Markets Fund, Inc.	$9,144	$7,000	N/A	N/A
BlackRock Equity Dividend Fund	N/A	N/A	$7,000	$7,000
BlackRock EuroFund	N/A	N/A	$7,000	$7,000
BlackRock Global Allocation Fund, Inc.	N/A	N/A	$9,000	$9,000
BlackRock Global Dynamic Equity Fund	N/A	N/A	$7,000	$7,000
BlackRock Global SmallCap Fund, Inc.	N/A	N/A	$7,000	$7,000
BlackRock Global Technology Fund, Inc.	$8,582	$7,000	N/A	N/A
BlackRock Healthcare Fund, Inc.	$8,582	$7,000	N/A	N/A
BlackRock Latin America Fund, Inc.	$9,098	$7,000	N/A	N/A
BlackRock Municipal Bond Fund, Inc.	N/A	N/A	—	—
BlackRock National Municipal Fund	N/A	N/A	$4,771	$4,771
BlackRock Municipal Insured Fund	N/A	N/A	$3,101	$3,101
BlackRock Short-Term Municipal Fund	N/A	N/A	$1,092	$1,092
BlackRock High Yield Municipal Fund	N/A	N/A	$36	$36
BlackRock Municipal Series Trust	N/A	N/A	—	—
BlackRock Intermediate Municipal Fund	N/A	N/A	$4,000	$4,000
BlackRock Pacific Fund, Inc.	$9.098	$7,000	N/A	N/A
BlackRock Utilities and Telecommunications Fund, Inc.	N/A	N/A	$7,000	$7,000
Total Compensation from Fund Complex(3)	$337,350	$259,350	$262,350	$259,350

Number of Funds in Fund Complex Overseen by Board Member	48	48	48	48

(1)	Information is for the Fund’s most recent fiscal year.
(2)	The term “N/A” when used in this Appendix C refers to the fact that no compensation information is shown for Board Members of the indicated Funds whose term of office with respect to that Fund will not continue after the Meeting to which this Joint Proxy Statement relates.
(3)	Total Compensation from Fund Complex is as of the calendar year ended December 31, 2006.

None of the Funds currently provides any pension or retirement benefits to Board Members of Board 2 or officers of the Funds.

As of May 31, 2007, all Board Members of Board 2 and officers as a group owned less than 1% of the outstanding shares of each Fund.

Board 3

James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills, Herbert I. London, Roberta Cooper Ramo and Robert S. Salomon, Jr. currently comprise Board 3. Board 3 currently oversees the following Funds:

Registrant	Series
BlackRock Financial Institutions Series Trust	BlackRock Summit Cash Reserves Fund
Master Focus Twenty LLC	—
BlackRock Focus Twenty Fund, Inc.	—
Master Large Cap Series LLC	Master Large Cap Growth Portfolio
Master Large Cap Value Portfolio
Master Large Cap Core Portfolio
BlackRock Large Cap Series Funds, Inc.	BlackRock Large Cap Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock California Municipal Series Trust	BlackRock California Insured Municipal Bond Fund
BlackRock Focus Value Fund, Inc.	—
BlackRock Fundamental Growth Fund, Inc.	—
BlackRock Multi-State Municipal Series Trust	BlackRock Florida Municipal Bond Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Pennsylvania Municipal Bond Fund
Merrill Lynch Retirement Series Trust	Merrill Lynch Retirement Reserves Money Fund
BlackRock Variable Series Funds, Inc.	BlackRock Balanced Capital V.I. Fund
BlackRock Basic Value V.I. Fund
BlackRock Bond V.I. Fund
BlackRock Money Market V.I. Fund
BlackRock Fundamental Growth V.I. Fund
BlackRock Global Growth V.I. Fund
BlackRock Global Allocation V.I. Fund
BlackRock Government Income V.I. Fund
BlackRock High Income V.I. Fund
BlackRock S&P 500 Index V.I. Fund
BlackRock Large Cap Core V.I. Fund
BlackRock Large Cap Growth V.I. Fund
BlackRock Large Cap Value V.I. Fund
BlackRock Value Opportunities V.I. Fund
BlackRock Utilities and Telecommunications V.I. Fund
BlackRock International Value V.I. Fund
BlackRock World Income Fund, Inc.	—

Registrant	Series
Managed Account Series	Mid Cap Value Opportunities Portfolio
High Income Portfolio
US Mortgage Portfolio
Global SmallCap Portfolio
BlackRock Mid Cap Value Opportunities Series, Inc.	BlackRock Mid Cap Value Opportunities Fund
Short-Term Bond Master LLC	Short-Term Bond Master Portfolio
BlackRock Short-Term Bond Series, Inc.	BlackRock Short-Term Bond Fund
BlackRock International Value Trust	BlackRock International Value Fund

The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Funds do not provide compensation to any Board Member that is an “interested person,” as defined in the 1940 Act. Information regarding compensation paid to the non-interested Board Members of Board 3 for each Fund’s most recent fiscal year is set forth below. No compensation information is shown for certain Funds identified in the table below for Board Members whose term of office will not continue, with respect to those Funds, after the Meeting to which this Joint Proxy Statement relates, and no information is shown at all for Robert S. Salomon, Jr. and Joe Grills, whose terms of office will not continue after the Meeting for any of the Funds.

Each Independent Board Member receives an annual retainer of $150,000 for his or her services to the Funds. The portion of the annual retainer allocated to each Fund is determined quarterly based on the relative net assets of each Fund. In addition, each Independent Board Member receives a fee for each in-person Board meeting attended and each in-person Audit Committee meeting attended. The annual per-meeting fees paid to each Independent Board Member aggregate $100,000 for all Funds in the Fund complex for which that Independent Board Member serves and are allocated equally among those Funds. Each Co-Chairman of the Audit Committee receives an additional annual retainer in the amount of $50,000, which is paid quarterly and allocated to each Fund in the Fund complex for which such Co-Chairman provides services, based on the relative net assets of each such Fund. For the year ended December 31, 2006, all Funds supervised by Board 3 reimbursed Board Member expenses in an aggregate amount of $21,239.

Compensation Table ($)

Fund(1) (2)	James H. Bodurtha	Kenneth A. Froot	Herbert I. London	Roberta Cooper Ramo
BlackRock Financial Institutions Series Trust	N/A	N/A	—	N/A
BlackRock Summit Cash Reserves Fund	N/A	N/A	$2,421	N/A
Master Focus Twenty LLC	$2,178	$2,061	N/A	$2,061
BlackRock Focus Twenty Fund, Inc.	—	—	N/A	—
Master Large Cap Series LLC	N/A	N/A	—	N/A
Master Large Cap Growth Portfolio	N/A	N/A	$4,226	N/A
Master Large Cap Value Portfolio	N/A	N/A	$11,733	N/A
Master Large Cap Core Portfolio	N/A	N/A	$15,016	N/A

Fund(1) (2)	James H. Bodurtha	Kenneth A. Froot	Herbert I. London	Roberta Cooper Ramo
BlackRock Large Cap Series Funds, Inc.	N/A	N/A	—	N/A
BlackRock Large Cap Value Fund	N/A	N/A	—	N/A
BlackRock Large Cap Core Fund	N/A	N/A	—	N/A
BlackRock Large Cap Growth Fund	N/A	N/A	—	N/A
BlackRock California Municipal Series Trust	—	—	N/A	—
BlackRock California Insured Municipal Bond Fund	$3,891	$3,333	N/A	$3,333
BlackRock Focus Value Fund, Inc.	$3,500	$3,043	N/A	$3,043
BlackRock Fundamental Growth Fund, Inc.	$28,052	$21,252	N/A	$21,252
BlackRock Multi-State Municipal Series Trust	—	—	N/A	—
BlackRock Florida Municipal Bond Fund	$2,362	$2,192	N/A	$2,192
BlackRock New Jersey Municipal Bond Fund	$2,238	$2,101	N/A	$2,101
BlackRock New York Municipal Bond Fund	$2,880	$2,578	N/A	$2,578
BlackRock Pennsylvania Municipal Bond Fund	$2,069	$1,972	N/A	$1,972
Merrill Lynch Retirement Series Trust	N/A	N/A	—	N/A
Merrill Lynch Retirement Reserves Money Fund	N/A	N/A	$16,641	N/A
BlackRock Variable Series Funds, Inc.	—	—	N/A	—
BlackRock Balanced Capital V.I. Fund	$706	$614	N/A	$614
BlackRock Basic Value V.I. Fund	$10,399	$9,053	N/A	$9,053
BlackRock Bond V.I. Fund	$4,842	$4,197	N/A	$4,197
BlackRock Money Market V.I. Fund	$2,771	$2,411	N/A	$2,411
BlackRock Fundamental Growth V.I. Fund	$1,615	$1,405	N/A	$1,405
BlackRock Global Growth V.I. Fund	$713	$623	N/A	$623
BlackRock Global Allocation V.I. Fund	$7,448	$6,495	N/A	$6,495
BlackRock Government Income V.I. Fund	$2,989	$2,611	N/A	$2,611
BlackRock High Income V.I. Fund	$2,354	$2,046	N/A	$2,046
BlackRock S&P 500 Index V.I. Fund	$3,412	$2,958	N/A	$2,958
BlackRock Large Cap Core V.I. Fund	$5,430	$4,729	N/A	$4,729
BlackRock Large Cap Growth V.I. Fund	$2,084	$1,815	N/A	$1,815
BlackRock Large Cap Value V.I. Fund	$2,340	$2,037	N/A	$2,037
BlackRock Value Opportunities V.I. Fund	$5,229	$4,554	N/A	$4,554
BlackRock Utilities and Telecommunications V.I. Fund	$523	$455	N/A	$455
BlackRock International Value V.I. Fund	$3,890	$3,395	N/A	$3,395
BlackRock World Income Fund, Inc.	$2,614	$2,388	N/A	$2,388

Fund(1) (2)	James H. Bodurtha	Kenneth A. Froot	Herbert I. London	Roberta Cooper Ramo
Managed Account Series	—	—	N/A	—
Mid Cap Value Opportunities Portfolio	$2,219	$2,096	N/A	$2,096
High Income Portfolio	$2,168	$2,057	N/A	$2,057
US Mortgage Portfolio	$2,247	$2,117	N/A	$2,117
Global SmallCap Portfolio	$2,239	$2,110	N/A	$2,110
BlackRock Mid Cap Value Opportunities Series, Inc.	—	—	N/A	—
BlackRock Mid Cap Value Opportunities Fund	$4,008	$3,433	N/A	$3,433
Short-Term Bond Master LLC	—	—	N/A	—
Short Term Bond Master Portfolio	$5,211	$4,343	N/A	$4,343
BlackRock Short-Term Bond Series, Inc.	—	—	N/A	—
BlackRock Short-Term Bond Fund	—	—	N/A	—
BlackRock International Value Trust	—	—	N/A	—
BlackRock International Value Fund	$10,920	$8,625	N/A	$8,625
Total Compensation from Fund Complex(3)	$312,000	$259,000	$262,000	$256,000

Number of Funds in Fund Complex Overseen by Board Member	57	57	57	57

(1)	Information is for the Fund’s most recent fiscal year.
(2)	The term “N/A” when used in this Appendix C refers to the fact that no compensation information is shown for Board Members of the indicated Funds whose term of office with respect to that Fund will not continue after the Meeting to which this Joint Proxy Statement relates.
(3)	Total Compensation from Fund Complex is as of the calendar year ended December 31, 2006.

None of the Funds currently provides any pension or retirement benefits to the Board Members of Board 3 or officers of the Funds.

As of May 31, 2007, all Board Members of Board 3 and officers as a group owned less than 1% of the outstanding shares of each Fund.

Board 4

David O. Beim, Robert C. Doll, Jr., James T. Flynn, W. Carl Kester and Karen P. Robards currently comprise Board 4. Board 4 currently oversees the following Funds:

Registrant	Series
FDP Series, Inc.	Marsico Growth FDP Fund
MFS Research International FDP Fund
Franklin Templeton Total Return FDP Fund
Van Kampen Value FDP Fund
Master Commodity Strategies LLC	—
BlackRock Commodity Strategies Fund	—
The GNMA Fund Investment Accumulation Program, Inc.	—

Registrant	Series
BlackRock Master LLC	BlackRock Master Small Cap Growth Portfolio
BlackRock Master International Portfolio
BlackRock Series, Inc.	BlackRock Small Cap Growth Fund II
BlackRock International Fund
BlackRock Principal Protected Trust	BlackRock Basic Value Principal Protected Fund
BlackRock Fundamental Growth Principal Protected Fund
BlackRock Core Principal Protected Fund
Master Institutional Money Market LLC	Merrill Lynch Institutional Portfolio
Merrill Lynch Premier Institutional Portfolio
Merrill Lynch Institutional Tax-Exempt Portfolio
Merrill Lynch Funds For Institutions Series	Merrill Lynch Institutional Fund
Merrill Lynch Premier Institutional Fund
Merrill Lynch Institutional Tax-Exempt Fund
Merrill Lynch Government Fund
Merrill Lynch Treasury Fund

The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Funds do not provide compensation to any Board Member that is an “interested person,” as defined in the 1940 Act. Information regarding compensation paid to the non-interested Board Members of Board 4 for each Fund’s most recent fiscal year is set forth below. No compensation information is shown for Board Members whose term of office will not continue after the Meeting to which this Joint Proxy Statement relates. Since only David O. Beim’s term of office, for certain Funds identified in the table below, will continue after the Meeting, no information is shown for James T. Flynn, W. Carl Kester and Karen P. Robards, whose term of office will not continue after the Meeting for any of the Funds. Mr. Beim is not an “interested person,” as defined in the 1940 Act.

Each Independent Board Member receives an aggregate annual retainer of $112,000 for his or her services to all funds in the Fund complex overseen by Board 4; in addition GNMA IAP pays $750 per year. The portion of the annual retainer allocated to each applicable fund is determined quarterly based, in general, on the relative net assets of each such fund; however, GNMA IAP pays $187.50 per quarter. In addition, each Independent Board Member receives a fee per in-person Board meeting attended and per in-person Audit Committee meeting attended. The aggregate annual per meeting fees paid to each Independent Board Member totals $48,000 for all funds for which that Independent Board Member serves. The Chair of the Board receives an additional annual retainer in the amount of $40,000 and the Chairman of the Audit Committee receives an additional annual retainer in the amount of $10,000, each of which is paid quarterly and allocated to each fund in the Fund complex for which such Chairman provides services based on the relative net assets of the fund. GNMA IAP is not allocated any part of this retainer. For the year ended December 31, 2006 all Funds supervised by Board 4 reimbursed Board Member expenses in an aggregate amount of $9,902.

Compensation Table ($)

Fund(1) (2)	David O. Beim
FDP Series, Inc.	N/A
Marsico Growth FDP Fund	N/A
MFS Research International FDP Fund	N/A
Franklin Templeton Total Return FDP Fund	N/A
Van Kampen Value FDP Fund	N/A
Master Commodity Strategies LLC	N/A
BlackRock Commodity Strategies Fund	N/A
The GNMA Fund Investment Accumulation Program, Inc.	N/A
BlackRock Master LLC	—
BlackRock Master Small Cap Growth Portfolio	$9,318
BlackRock Master International Portfolio	$3,534
BlackRock Series, Inc.	—
BlackRock Small Cap Growth Fund II	—
BlackRock International Fund	—
BlackRock Principal Protected Trust	N/A
BlackRock Basic Value Principal Protected Fund	N/A
BlackRock Fundamental Growth Principal Protected Fund	N/A
BlackRock Core Principal Protected Fund	N/A
Master Institutional Money Market LLC	—
Merrill Lynch Institutional Portfolio	—
Merrill Lynch Premier Institutional Portfolio	—
Merrill Lynch Institutional Tax-Exempt Portfolio	—
Merrill Lynch Funds for Institutions Series
Merrill Lynch Institutional Fund	$15,823
Merrill Lynch Premier Institutional Fund	$17,013
Merrill Lynch Institutional Tax-Exempt Fund	$14,839
Merrill Lynch Government Fund	$4,156
Merrill Lynch Treasury Fund	$3,169
Total Compensation from Fund Complex(3)	$186,083

Number of Funds in Fund Complex Overseen by Board Member	24

(1)	Information is for the Fund’s most recent fiscal year.
(2)	The term “N/A” when used in this Appendix C refers to the fact that no compensation information is shown for Board Members of the indicated Funds whose term of office with respect to that Fund will not continue after the Meeting to which this Joint Proxy Statement relates.
(3)	Total Compensation from Fund Complex is as of the calendar year ended December 31, 2006.

None of the Funds provide any pension or retirement benefits to Board Members of Board 4 or officers of the Fund.

As of May 31, 2007, all Board Members of Board 4 and officers as a group owned less than 1% of the outstanding shares of each Fund.

Board 5

Bruce R. Bond, Richard S. Davis, Stuart E. Eizenstat, Laurence D. Fink, Robert M. Hernandez, Dr. Matina Horner, Toby Rosenblatt and David R. Wilmerding, Jr. currently comprise Board 5. Board 5 currently oversees the following Funds:

Trust/Corporation	Series
BlackRock FundsSM	Asset Allocation Portfolio
All-Cap Global Resources Portfolio
Aurora Portfolio
Investment Trust
Exchange Portfolio
Global Opportunities Portfolio
Global Resources Portfolio
Global Science & Technology Opportunities Portfolio
Health Sciences Opportunities Portfolio
International Opportunities Portfolio
Capital Appreciation Portfolio
Mid-Cap Growth Equity Portfolio
Mid-Cap Value Equity Portfolio
Small Cap Growth Equity Portfolio
Small Cap Core Equity Portfolio
Small Cap Value Equity Portfolio
Small/Mid-Cap Growth Portfolio
U.S. Opportunities Portfolio
Index Equity Portfolio
Money Market Portfolio
Municipal Money Market Portfolio
U.S. Treasury Money Market Portfolio
North Carolina Municipal Money Market Portfolio
New Jersey Municipal Money Market Portfolio
Ohio Municipal Money Market Portfolio
Pennsylvania Municipal Money Market Portfolio
Virginia Municipal Money Market Portfolio
BlackRock Funds II	Total Return Portfolio
Delaware Municipal Bond Portfolio
Enhanced Income Portfolio
AMT-Free Municipal Bond Portfolio
GNMA Portfolio
Government Income Portfolio
High Yield Bond Portfolio
Intermediate Bond Portfolio II
Intermediate Government Bond Portfolio
International Bond Portfolio
Inflation Protected Bond Portfolio
Kentucky Municipal Bond Portfolio

Trust/Corporation	Series
Low Duration Bond Portfolio
Managed Income Portfolio
Ohio Municipal Bond Portfolio
BlackRock Strategic Portfolio I
Total Return Portfolio II
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio
Prepared Portfolio 2010
Prepared Portfolio 2015
Prepared Portfolio 2020
Prepared Portfolio 2025
Prepared Portfolio 2030
Prepared Portfolio 2035
Prepared Portfolio 2040
Prepared Portfolio 2045
Prepared Portfolio 2050
BlackRock Bond Allocation Target Shares	Series C Portfolio
Series M Portfolio
Series S Portfolio

The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Funds do not provide compensation to any Board Member that is an “interested person,” as defined in the 1940 Act. Information regarding compensation paid to the non-interested Board Members of Board 5 for each Fund’s most recent fiscal year is set forth below. No compensation information is shown for certain Funds identified in the table below for Board Members whose term of office will not continue, with respect to those Funds, after the Meeting to which this Joint Proxy Statement relates.

The Independent Board Members currently receive from the Funds in the Fund complex for which they oversee the following: (i) an annual retainer payment of $130,000; (ii) $10,000 for participating, either by telephone or in-person, in each Board meeting; (iii) $2,500 for participating, either by telephone or in person, in each Committee meeting; and (iv) an additional annual payment of $50,000 for the Chairman of the Board, $5,000 for the Vice Chairman of the Board, $15,000 for the Audit Committee Chairman and $5,000 for each of the Chairpersons of the Boards’ other committees. The Independent Board Members currently are reimbursed for any expenses incurred in attending meetings of the Board of or any committee thereof. During the Fund’s most recent fiscal year all Funds supervised by Board 5 reimbursed Board Member expenses in an aggregate amount of $64,350.

Compensation Table ($)

Fund(1) (2)	Bruce R. Bond	Stuart E. Eizenstat	Robert M. Hernandez	Dr. Matina Horner	Toby Rosenblatt
BlackRock FundsSM
Asset Allocation Portfolio	N/A	N/A	N/A	$4,200	$3,923
All-Cap Global Resources Portfolio	N/A	N/A	N/A	$2,527	$2,321
Aurora Portfolio	N/A	N/A	N/A	$13,173	$12,338
Investment Trust	N/A	N/A	N/A	$6,948	$6,501
Exchange Portfolio	N/A	N/A	N/A	$1,574	$1,470
Global Opportunities Portfolio	N/A	N/A	N/A	$79	$71
Global Resources Portfolio	N/A	N/A	N/A	$6,362	$5,941
Global Science & Technology Opportunities Portfolio	N/A	N/A	N/A	$155	$144
Health Sciences Opportunities Portfolio	N/A	N/A	N/A	$3,071	$2,841
International Opportunities Portfolio	N/A	N/A	N/A	$5,258	$4,885
Capital Appreciation Portfolio	N/A	N/A	N/A	$1,470	$1,375
Mid-Cap Growth Equity Portfolio	N/A	N/A	N/A	$2,399	$2,243
Mid-Cap Value Equity Portfolio	N/A	N/A	N/A	$4,270	$3,986
Small Cap Growth Equity Portfolio	N/A	N/A	N/A	$3,350	$3,126
Small Cap Core Equity Portfolio	N/A	N/A	N/A	$360	$334
Small Cap Value Equity Portfolio	N/A	N/A	N/A	$625	$585
Small/Mid-Cap Growth Portfolio	N/A	N/A	N/A	$1,558	$1,456
U.S. Opportunities Portfolio	N/A	N/A	N/A	$625	$580
Index Equity Portfolio	N/A	N/A	N/A	$6,789	$6,355
Money Market Portfolio	N/A	N/A	N/A	$8,147	$7,608
Municipal Money Market Portfolio	N/A	N/A	N/A	$1,698	$1,584
U.S. Treasury Money Market Portfolio	N/A	N/A	N/A	$2,502	$2,335
North Carolina Municipal Money Market Portfolio	N/A	N/A	N/A	$347	$323
New Jersey Municipal Money Market Portfolio	N/A	N/A	N/A	$901	$839
Ohio Municipal Money Market Portfolio	N/A	N/A	N/A	$822	$767
Pennsylvania Municipal Money Market Portfolio	N/A	N/A	N/A	$3,018	$2,813
Virginia Municipal Money Market Portfolio	N/A	N/A	N/A	$211	$196
BlackRock Funds II
Total Return Portfolio	$1,802	$1,797	$1,925	N/A	N/A
Delaware Municipal Bond Portfolio	$383	$383	$409	N/A	N/A
Enhanced Income Portfolio	$291	$291	$311	N/A	N/A
AMT-Free Municipal Bond Portfolio	$2,035	$2,034	$2,176	N/A	N/A
GNMA Portfolio	$984	$984	$1,052	N/A	N/A
Government Income Portfolio	$3,036	$3,027	$3,244	N/A	N/A

Fund(1) (2)	Bruce R. Bond	Stuart E. Eizenstat	Robert M. Hernandez	Dr. Matina Horner	Toby Rosenblatt
High Yield Bond Portfolio	$4,962	$4,945	$5,293	N/A	N/A
Intermediate Bond Portfolio II	$4,596	$4,591	$4,912	N/A	N/A
Intermediate Government Bond Portfolio	$3,198	$3,198	$3,419	N/A	N/A
International Bond Portfolio	$3,565	$3,570	$3,803	N/A	N/A
Inflation Protected Bond Portfolio	$235	$234	$251	N/A	N/A
Kentucky Municipal Bond Portfolio	$392	$392	$419	N/A	N/A
Low Duration Bond Portfolio	$7,472	$7,469	$7,985	N/A	N/A
Managed Income Portfolio	$3,646	$3,642	$3,897	N/A	N/A
Ohio Municipal Bond Portfolio	$646	$646	$691	N/A	N/A
BlackRock Strategic Portfolio I	$382	$381	$407	N/A	N/A
Total Return Portfolio II	$13,954	$13,931	$14,913	N/A	N/A
Conservative Prepared Portfolio	$0	$0	$0	N/A	N/A
Moderate Prepared Portfolio	$0	$0	$0	N/A	N/A
Growth Prepared Portfolio	$0	$0	$0	N/A	N/A
Aggressive Growth Prepared Portfolio	$0	$0	$0	N/A	N/A
Prepared Portfolio 2010	$0	$0	$0	N/A	N/A
Prepared Portfolio 2015	$0	$0	$0	N/A	N/A
Prepared Portfolio 2020	$0	$0	$0	N/A	N/A
Prepared Portfolio 2025	$0	$0	$0	N/A	N/A
Prepared Portfolio 2030	$0	$0	$0	N/A	N/A
Prepared Portfolio 2035	$0	$0	$0	N/A	N/A
Prepared Portfolio 2040	$0	$0	$0	N/A	N/A
Prepared Portfolio 2045	$0	$0	$0	N/A	N/A
Prepared Portfolio 2050	$0	$0	$0	N/A	N/A
BlackRock Bond Allocation Target Shares
Series C Portfolio	$53	$53	$57	N/A	N/A
Series M Portfolio	$27	$27	$29	N/A	N/A
Series S Portfolio	$57	$56	$60	N/A	N/A
Total Compensation from Fund Complex	$51,716	$51,650	$55,251	$82,439	$76,942

Number of Funds in Fund Complex Overseen by Board Member	60	60	60	60	60

(1)	Information is for the Fund’s most recent fiscal year.
(2)	The term “N/A” when used in this Appendix C refers to the fact that no compensation information is shown for Board Members of the indicated Funds whose term of office with respect to that Fund will not continue after the Meeting to which this Joint Proxy Statement relates.

None of the Funds currently provides any pension or retirement benefits to the Board Members of Board 5 or officers of the Funds.

As of May 31, 2007, all Board Members of Board 5 and officers as a group owned less than 1% of the outstanding shares of each Fund.

Appendix D

Equity Securities Owned by Nominees

The following table shows the amount of equity securities owned by the Nominees in Funds that they are nominated to oversee as of March 31, 2007 except as otherwise indicated.

Name of Nominee	Fund Name	Number of Shares Owned	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Nominee in Fund Complex
Board A
Interested Nominees:
Richard S. Davis	High Yield Bond Portfolio	55,945	Over $100,000	Over $100,000
Laurence D. Fink(1)	None	None	None	Over $100,000
Henry Gabbay(2)	Global Allocation Fund	5,064	$50,001 – $100,000	Over $100,000
Independent Nominees:
James H. Bodurtha	Global Allocation Fund	5,139	$50,001 – $100,000	Over $100,000
	Focus Twenty	5,705	$10,001 – $50,000
	Value Opportunities	1,865	$10,001 – $50,000
Bruce R. Bond	None	None	None	Over $100,000
Donald W. Burton	None	None	None	None
Stuart E. Eizenstat	Low Duration Portfolio	273	$1 – $10,000	$1 – $10,000
Kenneth A. Froot	None	None	None	None
Robert M. Hernandez	None	None	None	Over $100,000
John F. O’Brien	None	None	None	None
Roberta Cooper Ramo(3)	Focus Value	764	$10,001 – $50,000	Over $100,000
	Fundamental Growth Fund	1,114	$10,001 – $50,000
	World Income	2,153	$10,001 – $50,000
	Low Duration Portfolio	609	$1 – $10,000
Jean Margo Reid	Equity Dividend	3,950	$50,001 – $100,000	Over $100,000
	National Municipal	5,017	$50,001 – $100,000
David H. Walsh	None	None	None	Over $100,000
Fred G. Weiss	Basic Value	8,638	Over $100,000	Over $100,000
	Global Allocation Fund	8,562	Over $100,000
	Global Growth	15,088	Over $100,000
	Gov’t Income Portfolio	5	$1 – $10,000
	Value Opportunities	5,188	Over $100,000
Richard R. West	Global Allocation	11,738	Over $100,000	Over $100,000

Board B
Interested Nominees:
Richard S. Davis	Asset Allocation	29,657	Over $100,000	Over $100,000
	All-Cap Global Resources	23,677	Over $100,000
	Health Sciences Opportunities	17,671	Over $100,000
	Capital Appreciation	55,693	Over $100,000
	Small/Mid-Cap Growth	29,441	Over $100,000
	Large Cap Core	859	$1 – $10,000
	Large Cap Value	38,054	Over $100,000
	Int’l Opportunities Portfolio	478	$10,001 – $50,000
	US Opportunities	546	$10,001 – $50,000
	Investment Trust	597	$1 – $10,000
Henry Gabbay(2)	Index Equity	513	$50,001 – $100,000	Over $100,000
	Large Cap Core	1,267	$10,001 – $50,000

D-1

Name of Nominee	Fund Name	Number of Shares Owned	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Nominee in Fund Complex
Board B
Independent Nominees:
David O. Beim	None	None	None	Over $100,000
Ronald W. Forbes	S&P 500 Index	1,653	$10,001 – $50,000	Over $100,000
	Developing Capital Markets	357	$1 – $10,000
	Global Financial Services	763	$10,001 – $50,000
	Healthcare Fund	4,973	$10,001 – $50,000
	Latin America Fund	289	$10,001 – $50,000
	Large Cap Value	500	$10,001 – $50,000
	Pacific Fund	663	$10,001 – $50,000
	CMA NY Municipal	168,355	Over $100,000
Dr. Matina Horner	None	None	None	None
Rodney D. Johnson	None	None	None	None
Herbert I. London(4)	None	None	None	Over $100,000
Cynthia A. Montgomery	CMA MA Municipal	293,055	Over $100,000	Over $100,000
Joseph P. Platt, Jr.	None	None	None	None
Robert C. Robb, Jr.	None	None	None	None
Toby Rosenblatt	Investment Trust	538,897	Over $100,000	Over $100,000
Kenneth L. Urish	None	None	None	None
Frederick W. Winter	None	None	None	None

(1)	Information is as of June 22, 2007.
(2)	Information is as of June 26, 2007.
(3)	Information is as of June 2, 2007.
(4)	Information is as of May 31, 2007.

As of May 31, 2007, all Nominees and officers as a group owned less than 1% of the outstanding shares of each Fund for which they are nominated to oversee.

None of the independent Nominees or their family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock as of May 31, 2007.

D-2

Appendix E

Meetings of the Existing Boards

During the most recent full fiscal year for each Fund as grouped in the table below, the Boards met the following number of times:

Board 1
Fund	Fiscal Year End	Number of Board Meetings
Master Value Opportunities, Value Opportunities	March 31	11
Master Basic Value, Basic Value	June 30	7
Natural Resources	July 31	11
Global Growth, ML USA Gov’t Reserves	August 31	11
Balanced Capital Fund	September 30	14
ML US Treasury Money Fund	November 30	13
ML Ready Assets, Bond Portfolio, Fundamental Growth Portfolio, High Income Portfolio, Gov’t Income Portfolio, Money Market Portfolio, Master Core Bond Enhanced, Master Enhanced Int’l, Master Extended Market Index, Master Enhanced Small Cap, Master Int’l Index, Master Small Cap Index, Master Mid Cap Index, Int’l Index, S&P 500 Index, Small Cap Index	December 31	13
Balanced Capital Portfolio, Large Cap Core Portfolio, Global Allocation Portfolio, Master Enhanced S&P 500, Master S&P 500 Index	December 31	14

Board 2
Fund	Fiscal Year End	Number of Board Meetings
Master Money, Master Gov’t Securities, Master Tax-Exempt, Master Treasury, CMA Money Fund, WCMA Money Fund, CMA Gov’t Securities, WCMA Gov’t Securities, CMA Tax-Exempt, WCMA Tax-Exempt, CMA Treasury, WCMA Treasury, CMA AZ Municipal, CMA CA Municipal, CMA CT Municipal, CMA FL Municipal, CMA MA Municipal, CMA MI Municipal, CMA NJ Municipal, CMA NY Municipal, CMA NC Municipal, CMA OH Municipal, CMA PA Municipal, Global Technology Fund	March 31	11
Healthcare Fund	April 30	8
Developing Capital Markets, Global SmallCap	June 30	7
Short-Term Municipal, High Yield Municipal, National Municipal, Municipal Insured	June 30	8
Equity Dividend	July 31	11
Bond Fund, High Income Fund, Global Financial Services Master, Master Bond, Global Financial Services	September 30	12
Global Allocation Fund	October 31	14
EuroFund, Global Dynamic Equity, Intermediate Municipal	October 31	12
Latin America Fund	November 30	13
Utilities & Telecoms Fund	November 30	14
Pacific Fund	December 31	13

Board 3
Fund	Fiscal Year End	Number of Board Meetings
Mid Cap Value Opportunities	January 31	11
MAS Mid Cap Value, MAS High Income, MAS US Mortgage, MAS Global SmallCap	April 30	7
Summit Cash Reserves	May 31	7
Int’l Value, Short-Term Bond, Master Short-Term Bond	June 30	6
Focus Value	July 31	11
FL Municipal, NJ Municipal, PA Municipal	July 31	10
CA Insured, Fundamental Growth Fund	August 31	10
NY Municipal	September 30	11
Master Large Cap Growth, Master Large Cap Value, Master Large Cap Core, Large Cap Value, Large Cap Core, Large Cap Growth, ML Retirement Reserves	October 31	11
Master Focus Twenty, Focus Twenty	November 30	12
Balanced Capital V.I., Basic Value V.I., Bond V.I., Money Market V.I., Fundamental Growth V.I., Global Growth V.I., Gov’t Income V.I., High Income V.I., S&P 500 Index V.I., Large Cap Core V.I., Large Cap Growth V.I., Large Cap Value V.I., Value Opportunities V.I., Utilities & Telecoms V.I., World Income, Int’l Value V.I., Global Allocation V.I.	December 31	14

Board 4
Fund	Fiscal Year End	Number of Board Meetings
ML Institutional Fund, ML Premier Institutional Fund, ML Institutional Tax-Exempt Fund, ML Gov’t, ML Treasury, ML Institutional, ML Premier Institutional, ML Institutional Tax-Exempt	April 30	6
Growth FDP, Research Int’l FDP, Total Return FDP, Value FDP, Master Small Cap Growth, Master Int’l Small Cap Growth II, Int’l Fund	May 31	4
Basic Value PPF	June 30	4
Fundamental Growth PPF	August 31	10
Core PPF, GNMA IAP	October 31	10
Master Commodity Strategies; Commodity Strategies	November 30	10

Board 5
Fund*	Fiscal Year End	Number of Board Meetings
Asset Allocation, All-Cap Global Resources, Aurora, Investment Trust, Exchange Portfolio, Global Opportunities Portfolio, Global Resources Portfolio, Science & Tech Opportunities, Health Sciences Opportunities, Int’l Opportunities Portfolio, Capital Appreciation Portfolio, Mid-Cap Growth Equity, Mid-Cap Value Equity, Small Cap Growth Equity, Small Cap Core Equity, Small Cap Value Equity, Small/Mid-Cap Growth, US Opportunities, Index Equity, Money Market, Municipal Money Market, Treasury Money Market, NC Money Market, NJ Money Market, OH Money Market, PA Money Market, VA Money Market, Total Return, DE Municipal, Enhanced Income, AMT-Free Portfolio, GNMA Portfolio, Gov’t Income, High Yield Bond Portfolio, Intermediate Bond II, Intermediate Gov’t Bond, Int’l Bond Portfolio, Inflation Protected, KY Municipal, Low Duration Portfolio, Managed Income, OH Municipal, Strategic Portfolio I, Total Return II, BATS—C, BATS—M, BATS—S	September 30	8

*	Annual meeting information and Board Members’ attendance for Conservative Prepared, Moderate Prepared, Growth Prepared, Aggressive Growth Prepared, PP2010, PP2015, PP2020, PP2025, PP2030, PP2035, PP2040, PP2045, PP2050 has not been provided because such Funds have not been in operation for a full fiscal year.

Each incumbent Board Member attended more than 75% of the aggregate number of meetings of each Board and of each committee of each Board on which the Board Member served.

Appendix F

Standing Committees of the Existing Boards

The business and affairs of each Registrant are managed by or under the direction of its Board.

Audit Committee.    Each Board has a standing Audit Committee comprised of all Board Members (except, in the case of Board 5, comprised of Messrs. Bond, Hernandez and Wilmerding) who are not “interested persons,” within the meaning of the 1940 Act, of the Registrant. The primary purposes of each Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Registrant, the qualifications and independence of the Registrant’s independent registered public accounting firm, and the Registrant’s compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the Registrant’s audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the Independent Board Members for their ratification, the selection, appointment, retention or termination of the Registrant’s independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided by the Registrant’s independent registered public accounting firm to its manager or adviser and any affiliated service providers if the engagement relates directly to the Registrant’s operations and financial reporting of the Registrant.

Governance and Nominating Committee or Nominating Committee.    Board 5 has a standing Governance and Nominating Committee, and Board 1, 2, 3 and 4 each has a Nominating Committee. All Board Members who are not “interested persons,” within the meaning of the 1940 Act, are members of the Governance and Nominating Committee or Nominating Committee, except, in the case of Board 5, Dr. Horner and Messrs. Eizenstat, Bond and Hernandez are members of the Governance and Nominating Committee.

Each Governance and Nominating Committee or Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance and Nominating Committee of the Board 5 Funds also is responsible for, among other things, the scheduling and organization of Board meetings, evaluating the structure and composition of the board and determining compensation of the Board 5 Funds’ Independent Board Members.

Each Governance or Nominating Committee, and each Audit Committee, met the following number of times for each Fund’s most recent fiscal year:

Board 1
Fund	Fiscal Year End	Number of Nominating Committee Meetings	Number of Audit Committee Meetings
Master Value Opportunities, Value Opportunities	March 31	0	4
Master Basic Value, Basic Value	June 30	1	4
Natural Resources	July 31	0	4
Global Growth, ML USA Gov’t Reserves	August 31	0	4
Balanced Capital Fund	September 30	0	4
ML US Treasury Money Fund	November 30	0	4

Board 1
Fund	Fiscal Year End	Number of Nominating Committee Meetings	Number of Audit Committee Meetings
ML Ready Assets, Balanced Capital Portfolio, Large Cap Core Portfolio, Bond Portfolio, Global Allocation Portfolio, Fundamental Growth Portfolio, High Income Portfolio, Gov’t Income Portfolio, Money Market Portfolio, Master Core Bond Enhanced, Master Enhanced S&P 500, Master Enhanced Int’l, Master Extended Market Index, Master Enhanced Small Cap, Master Int’l Index, Master S&P 500 Index, Master Small Cap Index, Master Mid Cap Index, Int’l Index, S&P 500 Index, Small Cap Index	December 31	0	4

Board 2
Fund	Fiscal Year End	Number of Nominating Committee Meetings	Number of Audit Committee Meetings
Master Money, Master Gov’t Securities, Master Tax-Exempt, Master Treasury, CMA Money Fund, WCMA Money Fund, CMA Gov’t Securities, WCMA Gov’t Securities, CMA Tax-Exempt, WCMA Tax-Exempt, CMA Treasury, WCMA Treasury, CMA AZ Municipal, CMA CA Municipal, CMA CT Municipal, CMA FL Municipal, CMA MA Municipal, CMA MI Municipal, CMA NJ Municipal, CMA NY Municipal, CMA NC Municipal, CMA OH Municipal, CMA PA Municipal, Global Technology Fund	March 31	0	4
Healthcare Fund	April 30	0	4
Developing Capital Markets, Global SmallCap, Short-Term Municipal, High Yield Municipal, National Municipal, Municipal Insured	June 30	1	4
Equity Dividend	July 31	0	4
Bond Fund, High Income Fund, Global Financial Services Master, Master Bond, Global Financial Services	September 30	0	4
EuroFund, Global Allocation Fund, Global Dynamic Equity, Intermediate Municipal	October 31	0	4
Latin America Fund, Utilities & Telecoms Fund	November 30	0	4
Pacific Fund	December 31	0	4

Board 3
Fund	Fiscal Year End	Number of Nominating Committee Meetings	Number of Audit Committee Meetings
Mid Cap Value Opportunities	January 31	0	4
MAS Mid Cap Value, MAS High Income, MAS US Mortgage, MAS Global SmallCap	April 30	0	4
Summit Cash Reserves	May 31	1	4
Int’l Value, Short-Term Bond, Master Short-Term Bond	June 30	1	4

Board 3
Fund	Fiscal Year End	Number of Nominating Committee Meetings	Number of Audit Committee Meetings
Focus Value, FL Municipal, NJ Municipal, PA Municipal	July 31	0	4
CA Insured, Fundamental Growth Fund	August 31	0	4
NY Municipal	September 30	0	4
Master Large Cap Growth, Master Large Cap Value, Master Large Cap Core, Large Cap Value, Large Cap Core, Large Cap Growth, ML Retirement Reserves	October 31	0	4
Master Focus Twenty, Focus Twenty	November 30	0	4
Balanced Capital V.I., Basic Value V.I., Bond V.I., Money Market V.I., Fundamental Growth V.I., Global Growth V.I., Gov’t Income V.I., High Income V.I., S&P 500 Index V.I., Large Cap Core V.I., Large Cap Growth V.I., Large Cap Value V.I., Value Opportunities V.I., Utilities & Telecoms V.I., World Income, Int’l Value V.I., Global Allocation V.I.	December 31	0	4

Board 4
Fund	Fiscal Year End	Number of Nominating Committee Meetings	Number of Audit Committee Meetings
ML Institutional Fund, ML Premier Institutional Fund, ML Institutional Tax-Exempt Fund, ML Gov’t, ML Treasury, ML Institutional, ML Premier Institutional, ML Institutional Tax-Exempt	April 30	0	4
Growth FDP, Research Int’l FDP, Total Return FDP, Value FDP, Master Small Cap Growth, Master Int’l Small Cap Growth II, Int’l Fund	May 31	1	4
Basic Value PPF	June 30	1	4
Fundamental Growth PPF	August 31	0	4
Core PPF, GNMA IAP	October 31	0	4
Master Commodity Strategies; Commodity Strategies	November 30	0	4

Board 5
Fund*	Fiscal Year End	Number of Governance Committee Meetings	Number of Audit Committee Meetings
Asset Allocation, All-Cap Global Resources, Aurora, Investment Trust, Exchange Portfolio, Global Resources Portfolio, Science & Tech Opportunities, Health Sciences Opportunities, Int’l Opportunities Portfolio, Capital Appreciation Portfolio, Mid-Cap Growth Equity, Mid-Cap Value Equity, Small Cap Growth Equity, Small Cap Core Equity, Small Cap Value Equity, Small/Mid-Cap Growth, US Opportunities, Index Equity, Money Market, Municipal Money Market, Treasury Money Market, NC Money Market, NJ Money Market, OH Money Market, PA Money Market, VA Money Market, Total Return, DE Municipal, Enhanced Income, AMT-Free Portfolio, GNMA Portfolio, Gov’t Income, High Yield Bond Portfolio, Intermediate Bond II, Intermediate Gov’t Bond, Int’l Bond Portfolio, Inflation Protected, KY Municipal, Low Duration Portfolio, Managed Income, OH Municipal, Strategic Portfolio I, Total Return II, BATS—C, BATS—M, BATS—S	September 30	5	4
Global Opportunities Portfolio	September 30	4	3

*	Meeting information and Board Members’ attendance for Conservative Prepared, Moderate Prepared, Growth Prepared, Aggressive Growth Prepared, PP2010, PP2015, PP2020, PP2025, PP2030, PP2035, PP2040, PP2045, and PP2050 has not been provided because such Funds have not been in operation for a full fiscal year.

Each Governance and Nominating Committee or Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Registrant’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A copy of the Charter of the Governance and Nominating Committee or Nominating Committee for each Registrant is included in Appendix G.

Board 5 has three additional standing committees, as follows:

Compliance Committee.    The members of the Compliance Committee are Dr. Horner and Messrs. Eizenstat and Rosenblatt. The Committee is responsible for monitoring compliance issues regarding each Fund that it oversees. The Committee met the following times during each Board 5 Fund’s most recent fiscal year:

Board 5
Fund*	Fiscal Year End	Number of Compliance Committee Meetings
Asset Allocation, All-Cap Global Resources, Aurora, Investment Trust, Exchange Portfolio, Global Opportunities Portfolio, Global Resources Portfolio, Science & Tech Opportunities, Health Sciences Opportunities, Int’l Opportunities Portfolio, Capital Appreciation Portfolio, Mid-Cap Growth Equity, Mid-Cap Value Equity, Small Cap Growth Equity, Small Cap Core Equity, Small Cap Value Equity, Small/Mid-Cap Growth, US Opportunities, Index Equity, Money Market, Municipal Money Market, Treasury Money Market, NC Money Market, NJ Money Market, OH Money Market, PA Money Market, VA Money Market, Total Return, DE Municipal, Enhanced Income, AMT-Free Portfolio, GNMA Portfolio, Gov’t Income, High Yield Bond Portfolio, Intermediate Bond II, Intermediate Gov’t Bond, Int’l Bond Portfolio, Inflation Protected, KY Municipal, Low Duration Portfolio, Managed Income, OH Municipal, Strategic Portfolio I, Total Return II, BATS—C, BATS—M, BATS—S	September 30	3

*	Meeting information and Board Members’ attendance for Conservative Prepared, Moderate Prepared, Growth Prepared, Aggressive Growth Prepared, PP2010, PP2015, PP2020, PP2025, PP2030, PP2035, PP2040, PP2045, and PP2050 has not been provided because such Funds have not been in operation for a full fiscal year.

Valuation and Pricing Committee.    The members of the Valuation and Pricing Committee are Messrs. Bond, Davis, Eizenstat, Fink, Hernandez, Rosenblatt, Wilmerding and Dr. Horner. The Committee is responsible for valuation issues regarding the portfolio securities of each Fund that it oversees. The Committee met the following times during each Board 5 Fund’s most recent fiscal year:

Board 5
Fund*	Fiscal Year End	Number of Valuation and Pricing Committee Meetings
Asset Allocation, All-Cap Global Resources, Aurora, Investment Trust, Exchange Portfolio, Global Resources Portfolio, Science & Tech Opportunities, Health Sciences Opportunities, Int’l Opportunities Portfolio, Capital Appreciation Portfolio, Mid-Cap Growth Equity, Mid-Cap Value Equity, Small Cap Growth Equity, Small Cap Core Equity, Small Cap Value Equity, Small/Mid-Cap Growth, US Opportunities, Index Equity, Money Market, Municipal Money Market, Treasury Money Market, NC Money Market, NJ Money Market, OH Money Market, PA Money Market, VA Money Market, Total Return, DE Municipal, Enhanced Income, AMT-Free Portfolio, GNMA Portfolio, Gov’t Income, High Yield Bond Portfolio, Intermediate Bond II, Intermediate Gov’t Bond, Int’l Bond Portfolio, Inflation Protected, KY Municipal, Low Duration Portfolio, Managed Income, OH Municipal, Strategic Portfolio I, Total Return II, BATS—C, BATS—M, BATS—S	September 30	4
Global Opportunities Portfolio	September 30	3

*	Meeting information and Board Members’ attendance for Conservative Prepared, Moderate Prepared, Growth Prepared, Aggressive Growth Prepared, PP2010, PP2015, PP2020, PP2025, PP2030, PP2035, PP2040, PP2045, and PP2050 has not been provided because such Funds have not been in operation for a full fiscal year.

Performance Review Committee.     The members of the Performance Review Committee are Messrs. Bond, Eizenstat, Rosenblatt and Wilmerding. The Committee is responsible for reviewing the performance of the Funds that it oversees. The Committee met the following times during each Board 5 Fund’s most recent fiscal year:

Board 5
Fund*	Fiscal Year End	Number of Performance Review Committee Meetings
Asset Allocation, All-Cap Global Resources, Aurora, Investment Trust, Exchange Portfolio, Global Opportunities Portfolio, Global Resources Portfolio, Science & Tech Opportunities, Health Sciences Opportunities, Int’l Opportunities Portfolio, Capital Appreciation Portfolio, Mid-Cap Growth Equity, Mid-Cap Value Equity, Small Cap Growth Equity, Small Cap Core Equity, Small Cap Value Equity, Small/Mid-Cap Growth, US Opportunities, Index Equity, Money Market, Municipal Money Market, Treasury Money Market, NC Money Market, NJ Money Market, OH Money Market, PA Money Market, VA Money Market, Total Return, DE Municipal, Enhanced Income, AMT-Free Portfolio, GNMA Portfolio, Gov’t Income, High Yield Bond Portfolio, Intermediate Bond II, Intermediate Gov’t Bond, Int’l Bond Portfolio, Inflation Protected, KY Municipal, Low Duration Portfolio, Managed Income, OH Municipal, Strategic Portfolio I, Total Return II, Conservative Prepared, Moderate Prepared, Growth Prepared, Aggressive Growth Prepared, BATS—C, BATS—M, BATS—S	September 30	0

*	Meeting information and Board Members’ attendance for Conservative Prepared, Moderate Prepared, Growth Prepared, Aggressive Growth Prepared, PP2010, PP2015, PP2020, PP2025, PP2030, PP2035, PP2040, PP2045, and PP2050 has not been provided because such Funds have not been in operation for a full fiscal year.

Appendix G

Governance and Nominating Committee or Nominating Committee

Nominating Committee Charter

(Boards 1, 2, 3 and 4)

I. Organization

The Nominating Committee (the “Committee”) of the Board of Directors/Trustees for the registered investment companies (each a “Fund” and collectively, the “Funds”) listed on Exhibit A attached hereto shall be composed solely of Directors/Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and who are “independent” as defined in the New York Stock Exchange and the American Stock Exchange (each, an “Exchange”) listing standards (if applicable) (“Independent Directors”). The Board of Directors/Trustees of the Fund (the “Board”) shall appoint the members of the Committee (which may or may not be all of the Independent Directors) and shall designate the Chairman of the Committee. The Committee shall have authority to retain outside counsel and other advisors the Committee deems appropriate and shall have the sole authority to approve the compensation and other terms of their retention.

II. Responsibilities

The Committee shall identify individuals qualified to serve as Independent Directors of the Fund and shall recommend its nominees for consideration by the full Board.

III. Identification And Evaluation Of Potential Nominees

In identifying and evaluating a person as a potential nominee to serve as an Independent Director of the Fund, the Committee should consider among other factors it may deem relevant:

•

the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person;

•

whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person is financially literate pursuant to the applicable Exchange’s audit committee membership standards;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policy.

While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Committee may consider nominations for the office of Director made by Fund stockholders or by management in the same manner as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee. The Secretary of the Fund will forward all nominations received to the Committee.

IV. Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

V. Nomination Of Directors

After a determination by the Committee that a person should be nominated as an Independent Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration and, where appropriate, to the Independent Directors.

V. Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Governance and Nominating Committee Charter

(Board 5)

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

OF THE

BOARDS OF TRUSTEES OF BLACKROCK FUNDSSM, BLACKROCK FUNDS II AND

BLACKROCK BOND ALLOCATION TARGET SHARES

I. Purpose of the Governance and Nominating Committee

The purpose of the Governance and Nominating Committee (the “Committee”) of the Boards of Trustees (the “Board”) of BlackRock FundsSM, BlackRock Funds II and BlackRock Bond Allocation Target Shares (together, the “Funds”) is to provide assistance to the Board in fulfilling its responsibility with respect to oversight of the appropriate and effective governance of the Funds, including, but not limited to, advising the Board on the structure, composition and procedures of the Board’s committees, the size of the Board, the appropriate ratio of Trustees who are “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended, or the “1940 Act”) versus those Trustees who are not “interested persons” (the “Independent Trustees”) and the compensation of the Independent Trustees.

The purpose of the Committee is also to provide assistance to the Board in selecting and nominating candidates for election to the Board, including, but not limited to, identifying candidates for any vacancies that exist from time to time, conducting diligence on such candidates as the Committee may deem appropriate (which may include, but is not necessarily limited to, examination of credentials, personal interviews, and inquiry of persons acquainted with the candidate) and making appropriate recommendations to the Board (in the case of candidates who are “interested persons”) or to the Independent Trustees (in the case of candidates who are not “interested persons”) for the election, or nomination for election, by Fund shareholders of a new Trustee.

II. Composition and Qualifications

The Committee will be comprised of not less than two members of the Board. No member of the Committee may be an “interested person” of the Funds as that term is defined in the 1940 Act. The members of the Committee will be appointed by the Board, and may be removed, with or without cause, by the Board.

III. Chairperson

The Board will designate one of the members of the Committee to be the Chairperson of the Committee. The Chairperson will chair all regular sessions of the Committee and set the agendas for each Committee meeting.

IV. Authority

The Committee will have the authority to carry out its duties and responsibilities as set forth in this Charter, to request appropriate officers of the Funds to provide or arrange to provide such information, data and services as the Committee may request and to institute any special investigations or inquiries as it deems necessary. The Committee will have the authority to hire or engage, at the Funds’ expense, special counsel and other experts and consultants whose assistance the Committee considers necessary to carry out any of its responsibilities under this Charter.

VI. Meetings and Procedures of the Committee

Unless the Committee otherwise determines, the Committee will meet on a regular basis, but in all cases, no less frequently than quarterly, and will call any special meetings as the circumstances may require. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other will constitute a quorum. The Committee may also take action by written consent, if the number of members required for approval of such action at a meeting of the members consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

The Committee will have the right to excuse any Committee member from a meeting or portion thereof to permit the remaining members of the Committee to discuss or act on any matter for which, in the Committee’s opinion, the excused member’s participation is not appropriate, and such excused member’s absence in this circumstance will not be deemed an absence for the purposes of determining a quorum.

The Committee will cause to be maintained minutes of each of its meetings which it has approved and any records relating to those meetings and will provide copies of such minutes to the Board and the Funds.

V. Duties and Responsibilities of the Committee

The following are the general duties and responsibilities of the Committee and are set forth only for their guidance.

A. Corporate Governance and Other Related Responsibilities

The Committee’s corporate governance duties and responsibilities include the following.

1. The Committee will, on a periodic basis, evaluate the compensation and Fund shareholding guidelines of the Trustees and make any recommendations to the full Board that the Committee deems appropriate.

2. The Committee will, on an annual basis, evaluate its own performance and responsibilities under this Charter on the basis of all matters that it considers relevant and will make any recommendations to the full Board that the Committee deems appropriate.

3. The Committee will, on an annual basis (or more frequently if appropriate), evaluate the qualification of each Trustee who is a member of the Audit Committee as being (i) “independent” as defined by the rules promulgated by the Securities and Exchange Commission (“SEC”) pursuant to the Sarbanes-Oxley Act of 2002, (ii) “financially literate”, as such qualification is interpreted by the Board in its business judgment and (iii) an “audit committee financial expert” within the meaning of the rules and regulations promulgated by the SEC pursuant to the 1940 Act.

4. The Committee will serve in an advisory capacity to the Board and the Chairman of the Board in matters relating to the organizational and governance structure and conduct of the Board.

5. The Committee will, on an annual basis, assist and oversee a self-assessment of the Board as a whole to determine whether the Board is functioning effectively. The Committee will establish procedures to allow it to exercise this oversight function. The Committee will report to the full Board on the results of its evaluation, including any recommended actions to improve the performance of the Board.

6. The Committee will review and recommend to the Board the allocation of compliance responsibilities among the various committees of the Board.

7. The Committee will, on an annual basis, review the adequacy of this Charter and recommend to the full Board any changes that the Committee deems appropriate.

B. Identification and Evaluation of Potential Nominees

The duties and responsibilities of the Committee also include establishing criteria for identifying and evaluating a person as a potential nominee to serve as a Trustee or Independent Trustee of the Funds. Such criteria will include, at a minimum, (i) to the extent required, compliance with the independence and other applicable requirements of the 1940 Act, all other applicable laws, rules, regulations and listing standards and the criteria, policies and principles set forth in this Charter and (ii) other factors that the Committee may deem relevant to the position, which may include, but will not be limited to, the following:

•

the contribution that the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person;

•	whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee or Independent Trustee of the Funds;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, charitable, financial or family relationships with Fund management, the Funds’ investment adviser, manager or subadviser, any Fund service provider or any of their respective affiliates;

•	whether or not the person is “financially literate”, as such qualification is interpreted by the Board in its business judgment;

•	whether or not the person serves on the boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; and

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee.

In addition to all of the above, the Committee will have such other duties, responsibilities and authorities as the Board from time to time may delegate.

Appendix H

Officers of the Funds

The officers of each Fund, their ages and their principal occupations during the past five years (their titles may have varied during that period) are shown in the tables below. The address of each officer is BlackRock, Inc., 40 E. 52nd Street, New York, NY 10022.

Officers receive no compensation from the Funds, although they may be reimbursed for reasonable travel expenses for attending meetings of the Boards.

Each officer is an “interested person” of the Funds, as defined in the 1940 Act, by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Information Pertaining to the Officers

Name and Age	Current Position(s) with Registrants	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anne Ackerley Age: 45	Vice President of BATS, BlackRock FundsSM and BlackRock Funds II	Since 2000

Managing Director of BlackRock, Inc. (since 2000); First Vice President and Chief Operating Officer (Mergers and Acquisition Group) at Merrill Lynch & Co., Inc. (1997-2000); First Vice President and Chief Operating Officer (Public Finance Group) at Merrill Lynch & Co., Inc. (1995-1997); First Vice President (Emerging Markets Fixed Income Research) at Merrill Lynch & Co., Inc. (before 1995).

Neal J. Andrews Age: 41	Chief Financial Officer of BlackRock Funds II and Assistant Treasurer of all other Registrants	Since 2006	Managing Director of Administration and Operations Group, BlackRock, Inc. (since August 2006); Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. (1992-2006).

Edward Baer Age: 38	Assistant Secretary of BATS, BlackRock FundsSM and BlackRock Funds II	Since 2005	Managing Director and Senior Counsel, BlackRock, Inc. (since 2007); Director and Senior Counsel, BlackRock, Inc. (2004-2007); Associate, Willkie Farr & Gallagher LLP (law firm) (2000-2004); Associate, Morgan Lewis & Bockius LLP (law firm) (1995-2000).

Bartholomew Battista Age: 48	Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BATS, BlackRock FundsSM and BlackRock Funds II	Since 2004	Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. (since 2004); Managing Director (since 2003), and Director (1998-2002) of BlackRock, Inc.; Compliance Officer at Moore Capital Management (1995-1998).

Name and Age	Current Position(s) with Registrants	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Donald C. Burke Age: 47	President of BlackRock Funds II; Vice President and Treasurer of all other Registrants	Since 1993	Managing Director of BlackRock, Inc. (since 2006); Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management (“FAM”) (2006); First Vice President of MLIM and FAM (1997-2005) and Treasurer thereof (1999-2006); Vice President of MLIM and FAM (1990-1997).

Karen Clark Age: 42	Chief Compliance Officer of all Registrants except BlackRock FundsSM, BlackRock Funds II and BATS	Since 2007	Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to 2007; Principal and Senior Compliance Officer, State Street Global Advisors, from 2001 to 2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998 to 2001; and Branch Chief, Division of Investment Management and Office of Compliance Inspections and Examinations, U.S. Securities and Exchange Commission, from 1993 to 1998.

Robert C. Doll, Jr. Age: 52	President & Board Member of all Registrants except BlackRock FundsSM, BlackRock Funds II and BATS	Since 2005	Vice Chairman and Director of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee, and member of the BlackRock Executive Committee since 2006; President of the Funds advised by Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliates (“MLIM/FAM-advised funds”) from 2005 to 2006 and Chief Investment Officer thereof from 2001 to 2006; President of MLIM and Fund Asset Management, L.P. (“FAM”) from 2001 to 2006; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President from 1999 to 2001; President and Director of Princeton Services, Inc. (“Princeton Services”) and President of Princeton Administrators, L.P. (“Princeton Administrators”) from 2001 to 2006; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

Name and Age	Current Position(s) with Registrants	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Jay Fife Age: 37	Assistant Treasurer of all Registrants	Since 2005	Managing Director of BlackRock, Inc. (since 2007); Director of BlackRock, Inc. (2006); Assistant Treasurer of the MLIM/FAM-advised funds (2005-2006); Director of MLIM Fund Services Group (2001-2006).

Spencer Fleming Age: 38	Assistant Treasurer of all Registrants	Since 2006	Director of BlackRock, Inc. (since 2007); Vice President of BlackRock Portfolio Compliance Group (since 2004); Associate in BlackRock Administrative Group (2001-2004); Assistant Vice President, Accounting Supervisor, Delaware Investments (1992-2001).

Brian P. Kindelan Age: 48	Secretary of BATS and BlackRock FundsSM and Assistant Secretary of BlackRock Funds II	Since 1997	Managing Director and Senior Counsel (since January 2005), Director and Senior Counsel (2001-2004) and Vice President and Senior Counsel (1998-2000), BlackRock Advisors, Inc.; Senior Counsel, PNC Bank Corp. (May 1995-April 1998).

Robert Mahar Age: 62	Assistant Treasurer of all Registrants	Since 2006	Director, BlackRock, Inc. (since 2006); Director and Divisional Compliance Officer for Equities (2002-2006), Director, Portfolio Administration (1999-2001) and Vice President (1996-1999), MLIM; Member of Investment Management Team for Merrill Lynch Pacific Fund, Merrill Lynch Growth Fund and Merrill Lynch Global Value Fund (1996-1999).

Denis R. Molleur Age: 49	Assistant Secretary of all Registrants except BlackRock FundsSM, BlackRock Funds II and BATS.	Since 2006	Managing Director and Senior Counsel of BlackRock, Inc. (10/06-present); First Vice President and General Counsel of MLIM (5/06-9/06); First Vice President and Senior Counsel of Merrill Lynch Investment Managers, L.P. (4/04-5/06); Vice President and Senior Counsel of OppenheimerFunds, Inc. (4/92-4/04).

Name and Age	Current Position(s) with Registrants	Length of Time Served*	Principal Occupation(s) During Past 5 Years

Alice A. Pellegrino Age: 47	Secretary of all Registrants except BlackRock FundsSM, BlackRock Funds II and BATS	Since 2004	Director of BlackRock, Inc. (since 2006); Director (Legal Advisory) of MLIM (2002 to 2006); Vice President of MLIM (1999 to 2002); Attorney associated with MLIM (1997-1999); Secretary of MLIM, FAM, FAM Distributors, Inc. and Princeton Services (2004-2006).

Howard Surloff Age: 41	Secretary of BlackRock Funds II and Assistant Secretary of all other Registrants	Since 2006	General Counsel of U.S. Funds at BlackRock, Inc. (since June 2006); General Counsel (U.S.), Goldman Sachs Asset Management (1993-2006).

Vincent Tritto Age: 45	Assistant Secretary of BATS, BlackRock FundsSM and BlackRock Funds II	Since 2003	Managing Director and Assistant Secretary (since January 2005) and Director and Senior Counsel (2002-2004) of BlackRock, Inc. Executive Director (2000-2002) and Vice President (1998-2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset Management Inc. and officer of various Morgan Stanley-sponsored investment vehicles: Counsel (1998); Associate (1988-1997), Rogers & Wells LLP, New York, NY.

*	Indicates the earliest year in which officer became an officer for a fund in the Fund complex.

Appendix I

Audit Fees, Audit Related Fees, Tax Fees and All Other Fees to Independent Registered Public Accountants

Audit Fees and Audit Related Fees

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Bond Allocation Target Shares
Series C Portfolio	9/30	29,000	29,700	4,300	—
Series M Portfolio	9/30	29,000	28,600	4,100	—
Series S Portfolio	9/30	29,000	29,700	4,300	—
Master Value Opportunities LLC	3/31	41,100	41,100	—	—
BlackRock Value Opportunities Fund, Inc.	3/31	6,600	6,600	—	—
Master Basic Value LLC	6/30	43,500	43,000	—	—
BlackRock Basic Value Fund, Inc.	6/30	6,600	6,500	—	—
BlackRock Natural Resources Trust	7/31	29,000	28,000	—	—
BlackRock Global Growth Fund, Inc.**	8/31	37,800	40,000	—	—
BlackRock Balanced Capital Fund, Inc.	9/30	37,500	37,000	—	—
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio	12/31	25,500	24,000	—	—
BlackRock Bond Portfolio	12/31	24,200	23,000	—	—
BlackRock Fundamental Growth Portfolio	12/31	23,300	23,000	—	—
BlackRock Global Allocation Portfolio	12/31	33,600	32,000	—	—
BlackRock Government Income Portfolio	12/31	23,100	22,000	—	—
BlackRock High Income Portfolio	12/31	24,150	23,000	—	—
BlackRock Money Market Portfolio	12/31	22,400	22,000	—	—
BlackRock Large Cap Core Portfolio	12/31	23,300	23,000	—	—
BlackRock Global SmallCap Fund, Inc.	6/30	37,000	36,000	—	—
Master Bond LLC
Master Bond Portfolio	9/30	45,500	43,000	—	—
BlackRock Bond Fund, Inc.
BlackRock Bond Fund	9/30	6,600	6,500	—	—
BlackRock High Income Fund	9/30	41,200	39,000	—	—

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Municipal Bond Fund, Inc.
BlackRock Municipal Insured Fund	6/30	31,600	31,000	—	—
BlackRock National Municipal Fund	6/30	31,600	31,000	—	10,500
BlackRock Short-Term Municipal Fund	6/30	27,500	27,000	15,400	—
BlackRock High Yield Municipal Fund*	6/30	—	—	—	—
BlackRock Equity Dividend Fund	7/31	29,000	28,500	15,400	—
BlackRock Global Allocation Fund, Inc.	10/31	76,500	73,000	7,700	—
BlackRock EuroFund	10/31	34,500	34,000	11,800	—
BlackRock Municipal Series Trust
BlackRock Intermediate Municipal Fund	10/31	26,500	26,000	—	—
BlackRock Global Dynamic Equity Fund	10/31	28,000	—	—	—
BlackRock Utilities and Telecommunications Fund, Inc.	11/30	31,500	31,000	—	—
BlackRock Mid Cap Value Opportunities Series, Inc.
BlackRock Mid Cap Value Opportunities Fund	1/31	29,000	29,000	—	—
Managed Account Series
High Income Portfolio	4/30	25,000	25,000	—	—
US Mortgage Portfolio	4/30	25,000	25,000	—	—
Global SmallCap Portfolio	4/30	28,000	25,000	—	—
Mid Cap Value Opportunities Portfolio	4/30	28,500	—	—	—
Short-Term Bond Master LLC
Short-Term Bond Master Portfolio**	6/30	41,000	38,000	—	—
BlackRock Short-Term Bond Series, Inc.
BlackRock Short-Term Bond Fund**	6/30	—	—	—	—
BlackRock Focus Value Fund, Inc.	7/31	39,500	39,000	—	—
BlackRock Multi-State Municipal Series Trust
BlackRock Florida Municipal Bond Fund	7/31	26,500	26,000	—	—
BlackRock New Jersey Municipal Bond Fund	7/31	26,500	26,000	15,400	—
BlackRock Pennsylvania Municipal Bond Fund	7/31	25,500	25,000	15,400	—
BlackRock New York Municipal Bond Fund	9/30	28,000	27,500	—	—

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Fundamental Growth Fund, Inc.**	8/31	40,500	43,000	—	—
BlackRock California Municipal Series Trust
BlackRock California Insured Municipal Bond Fund	8/31	28,500	28,000	—	—
Master Focus Twenty LLC	11/30	26,400	26,000	—	—
BlackRock Focus Twenty Fund, Inc.	11/30	6,600	6,500	—	—
BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund	12/31	22,000	21,000	—	—
BlackRock Basic Value V.I. Fund	12/31	37,500	37,000	—	—
BlackRock Bond V.I. Fund	12/31	28,400	27,000	—	—
BlackRock Fundamental Growth V.I. Fund	12/31	22,800	22,500	—	—
BlackRock Global Growth V.I. Fund	12/31	26,000	26,000	—	—
BlackRock S&P 500 Index V.I. Fund	12/31	30,400	30,000	—	—
BlackRock Large Cap Core V.I. Fund	12/31	30,500	30,000	—	—
BlackRock Large Cap Growth V.I. Fund	12/31	22,500	22,000	—	—
BlackRock Large Cap Value V.I. Fund	12/31	22,500	22,000	—	—
BlackRock Global Allocation V.I. Fund	12/31	37,800	36,000	—	—
BlackRock Utilities and Telecommunications V.I. Fund	12/31	21,300	21,000	—	—
BlackRock Value Opportunities V.I. Fund	12/31	28,400	28,000	—	—
BlackRock International Value V.I. Fund	12/31	28,300	28,000	—	—
BlackRock Government Income V.I. Fund	12/31	26,400	25,000	—	—
BlackRock High Income V.I. Fund	12/31	31,000	30,000	—	—
BlackRock Money Market V.I. Fund	12/31	23,400	23,000	—	—
BlackRock World Income Fund, Inc.	12/31	39,000	37,000	—	—
BlackRock International Value Trust
BlackRock International Value Fund**	6/30	36,500	34,000	—	—
FDP Series, Inc.
Franklin Templeton Total Return FDP Fund**	5/31	31,000	—	—	—

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Marsico Growth FDP Fund**	5/31	31,000	—	—	—
MFS Research International FDP Fund**	5/31	31,000	—	—	—
Van Kampen Value FDP Fund**	5/31	31,000	—	—	—
BlackRock Principal Protected Trust
BlackRock Fundamental Growth Principal Protected Fund**	8/31	26,900	28,000	—	—
BlackRock Basic Value Principal Protected Fund	6/30	27,400	27,000	—	—
BlackRock Core Principal Protected Fund	10/31	26,900	26,500	—	—
Master Commodity Strategies LLC**	11/30	31,000	31,100	—	—
BlackRock Commodity Strategies Fund**	11/30	6,600	6,500	—	—
The GNMA Fund Investment Accumulation Program, Inc.	12/31	27,500	27,000	—	—
BlackRock Funds II
Total Return Portfolio	9/30	20,400	20,500	10,600	3,400
Delaware Municipal Bond Portfolio	9/30	12,400	12,000	5,400	3,100
Enhanced Income Portfolio	9/30	19,700	18,800	8,400	3,100
AMT-Free Municipal Bond Portfolio	9/30	16,100	16,900	7,000	3,400
GNMA Portfolio	9/30	24,200	23,700	14,300	3,200
Government Income Portfolio	9/30	18,700	19,800	9,300	3,600
High Yield Bond Portfolio	9/30	19,900	21,900	10,400	3,900
Intermediate Bond Portfolio II	9/30	21,500	23,800	10,800	3,900
Intermediate Government Bond Portfolio	9/30	18,600	20,400	8,300	3,700
International Bond Portfolio	9/30	18,800	20,800	9,300	3,800
Inflation Protected Bond Portfolio	9/30	19,700	18,800	6,100	3,000
Kentucky Municipal Bond Portfolio	9/30	13,500	13,000	5,600	3,100
Low Duration Bond Portfolio	9/30	22,000	27,500	9,900	4,600
Managed Income Portfolio	9/30	25,300	26,800	12,900	3,800
Ohio Municipal Bond Portfolio	9/30	13,500	13,300	5,600	3,100
BlackRock Strategic Portfolio I	9/30	13,500	12,900	4,600	3,100
Total Return Portfolio II	9/30	29,400	38,600	15,100	5,900
Conservative Prepared Portfolio*	9/30	—	—	—	—
Moderate Prepared Portfolio*	9/30	—	—	—	—
Growth Prepared Portfolio*	9/30	—	—	—	—
Aggressive Growth Prepared Portfolio*	9/30	—	—	—	—
Prepared Portfolio 2010*	10/31	—	—	—	—
Prepared Portfolio 2015*	10/31	—	—	—	—
Prepared Portfolio 2020*	10/31	—	—	—	—

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Prepared Portfolio 2025*	10/31	—	—	—	—
Prepared Portfolio 2030*	10/31	—	—	—	—
Prepared Portfolio 2035*	10/31	—	—	—	—
Prepared Portfolio 2040*	10/31	—	—	—	—
Prepared Portfolio 2045*	10/31	—	—	—	—
Prepared Portfolio 2050*	10/31	—	—	—	—
Merrill Lynch U.S.A. Government Reserves	8/31	26,500	26,000	—	—
Merrill Lynch U.S. Treasury Money Fund	11/30	23,500	23,000	—	—
BlackRock Index Funds, Inc.
BlackRock International Index Fund	12/31	6,500	6,500	—	—
BlackRock S&P 500 Index Fund	12/31	6,500	6,500	—	—
BlackRock Small Cap Index Fund	12/31	6,500	6,500	—	—
Quantitative Master Series LLC
Master Enhanced Small Cap Series	12/31	32,700	32,000	—	—
Master Core Bond Enhanced Index Series	12/31	42,900	42,500	—	—
Master Enhanced International Series	12/31	45,300	45,000	—	—
Master Enhanced S&P 500 Series	12/31	33,400	33,000	—	—
Master Extended Market Index Series	12/31	45,500	45,000	—	—
Master International Index Series	12/31	37,700	37,700	—	—
Master Mid Cap Index Series	12/31	27,300	27,000	—	—
Master S&P 500 Index Series	12/31	35,500	35,500	24,000	21,600
Master Small Cap Index Series	12/31	43,400	43,000	24,000	21,600
Merrill Lynch Ready Assets Trust	12/31	36,500	36,000	—	—
BlackRock Healthcare Fund, Inc.	4/30	36,500	36,500	—	—
BlackRock Global Technology Fund, Inc.	3/31	38,500	38,500	—	—
Master Government Securities LLC	3/31	28,500	28,500	—	—
Master Money LLC	3/31	41,600	41,600	—	—
Master Treasury LLC	3/31	28,500	28,500	—	—
Master Tax-Exempt LLC	3/31	35,500	35,500	—	—
CMA Money Fund	3/31	6,600	6,600	—	—
CMA Government Securities Fund	3/31	6,600	6,600	—	—
CMA Tax-Exempt Fund	3/31	6,600	6,600	—	—
CMA Treasury Fund	3/31	6,600	6,600	—	—
WCMA Government Securities Fund	3/31	6,600	6,600	—	—
WCMA Money Fund	3/31	6,600	6,600	—	—
WCMA Tax-Exempt Fund	3/31	6,600	6,600	—	—

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
WCMA Treasury Fund	3/31	6,600	6,600	—	—
CMA Multi-State Municipal Series Trust
CMA Arizona Municipal Money Fund	3/31	26,800	26,800	—	—
CMA California Municipal Money Fund	3/31	30,000	30,000	—	—
CMA Connecticut Municipal Money Fund	3/31	27,800	27,800	—	—
CMA Massachusetts Municipal Money Fund	3/31	27,800	27,800	—	—
CMA Michigan Municipal Money Fund	3/31	27,800	27,800	—	—
CMA New Jersey Municipal Money Fund	3/31	30,000	30,000	—	—
CMA New York Municipal Money Fund	3/31	30,000	30,000	—	—
CMA North Carolina Municipal Money Fund	3/31	26,800	26,800	—	—
CMA Ohio Municipal Money Fund	3/31	27,800	27,800	—	—
CMA Pennsylvania Municipal Money Fund	3/31	27,800	27,800	—	—
CMA Florida Municipal Money Fund	3/31	27,300	27,300	—	4,000
BlackRock Developing Capital Markets Fund, Inc.	6/30	37,700	37,000	—	13,700
BlackRock Latin America Fund, Inc.	11/30	35,700	35,000	—	—
BlackRock Pacific Fund, Inc.	12/31	37,800	37,000	—	—
Global Financial Services Master LLC	9/30	27,400	27,000	—	—
BlackRock Global Financial Services Fund, Inc.	9/30	6,600	6,500	—	—
BlackRock Financial Institution Series Trust
BlackRock Summit Cash Reserves Fund	5/31	26,500	26,300	—	—
Master Large Cap Series LLC
Master Large Cap Core Portfolio	10/31	36,000	35,000	10,400	—
Master Large Cap Growth Portfolio	10/31	33,500	32,500	7,700	—
Master Large Cap Value Portfolio	10/31	33,500	32,500	10,200	—
BlackRock Large Cap Series Funds, Inc.
BlackRock Large Cap Core Fund	10/31	6,600	6,500	—	—
BlackRock Large Cap Growth Fund	10/31	6,600	6,500	—	—

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Large Cap Value Fund	10/31	6,600	6,500	—	—
Merrill Lynch Retirement Series Trust
Merrill Lynch Retirement Reserves Money Fund	10/31	35,000	34,500	—	—
Master Institutional Money Market LLC
Merrill Lynch Premier Institutional Portfolio	4/30	63,600	63,600	—	—
Merrill Lynch Institutional Portfolio	4/30	38,500	38,500	—	—
Merrill Lynch Institutional Tax-Exempt Portfolio	4/30	37,400	37,400	—	—
Merrill Lynch Funds For Institutions Series
Merrill Lynch Government Fund	4/30	34,900	34,900	—	—
Merrill Lynch Treasury Fund	4/30	26,700	26,700	—	—
Merrill Lynch Institutional Fund	4/30	7,600	7,600	—	—
Merrill Lynch Premier Institutional Fund	4/30	7,600	7,600	—	—
Merrill Lynch Institutional Tax-Exempt Fund	4/30	7,600	7,600	—	—
BlackRock Master LLC
BlackRock Master Small Cap Growth Portfolio	5/31	32,500	32,000	—	—
BlackRock Master International Portfolio	5/31	32,000	32,000	—	—
BlackRock Series, Inc.
BlackRock International Fund	5/31	6,600	6,500	—	—
BlackRock Small Cap Growth Fund II	5/31	6,600	6,500	—	—
BlackRock FundsSM
Asset Allocation Portfolio	9/30	54,200	54,700	33,700	25,800
All-Cap Global Resources Portfolio	9/30	16,500	15,600	7,800	3,200
Aurora Portfolio	9/30	19,300	29,500	7,800	5,800
Investment Trust	9/30	17,700	22,600	8,100	4,400
Exchange Portfolio	9/30	12,800	15,600	5,500	3,300
Global Opportunities Portfolio	9/30	16,900	—	10,000	—
Global Resources Portfolio	9/30	21,100	20,000	9,700	4,200
Global Science & Technology Opportunities Portfolio	9/30	17,100	16,200	10,000	3,000
Health Sciences Opportunities Portfolio	9/30	15,000	16,000	7,600	3,400
International Opportunities Portfolio	9/30	19,300	20,800	12,400	3,800
Capital Appreciation Portfolio	9/30	12,800	15,200	7,300	3,300

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Mid-Cap Growth Equity Portfolio	9/30	14,100	15,200	6,300	3,500
Mid-Cap Value Equity Portfolio	9/30	15,000	17,100	6,400	3,800
Small Cap Growth Equity Portfolio	9/30	16,700	18,100	6,700	3,600
Small Cap Core Equity Portfolio	9/30	13,500	12,800	6,100	3,100
Small Cap Value Equity Portfolio	9/30	13,500	13,200	6,100	3,100
Small/Mid-Cap Growth Portfolio	9/30	13,900	14,300	6,200	3,300
U.S. Opportunities Portfolio	9/30	15,800	15,100	7,000	3,100
Index Equity Portfolio	9/30	13,300	18,500	200	1,000
Money Market Portfolio	9/30	15,900	21,200	6,500	4,600
Municipal Money Market Portfolio	9/30	15,600	15,800	7,000	3,300
U.S. Treasury Money Market Portfolio	9/30	11,600	12,700	5,800	3,500
North Carolina Municipal Money Market Portfolio	9/30	12,900	12,400	5,500	3,100
New Jersey Municipal Money Market Portfolio	9/30	13,200	13,000	6,100	3,200
Ohio Municipal Money Market Portfolio	9/30	13,100	12,900	6,100	3,200
Pennsylvania Municipal Money Market Portfolio	9/30	16,000	17,200	7,000	3,600
Virginia Municipal Money Market Portfolio	9/30	10,800	10,200	5,200	3,000

*	Funds have not yet completed their initial fiscal year period.
**	Denotes that E&Y was the Fund’s independent registered public accounting firm through June 30, 2006.

Tax Fees and All Other Fees

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Bond Allocation Target Shares
Series C Portfolio	9/30	3,600	—	3,500	—
Series M Portfolio	9/30	3,600	—	2,500	—
Series S Portfolio	9/30	3,600	—	4,000	—
Master Value Opportunities LLC	3/31	—	—	—	—
BlackRock Value Opportunities Fund, Inc.	3/31	6,100	6,000	—	—
Master Basic Value LLC	6/30	9,200	8,700	—	—
BlackRock Basic Value Fund, Inc.	6/30	6,000	5,700	—	—
BlackRock Natural Resources Trust	7/31	6,000	5,700	—	—

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Global Growth Fund, Inc.	8/31	6,000	5,700	—	—
BlackRock Balanced Capital Fund, Inc.	9/30	6,000	5,700	—	—
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio	12/31	6,000	5,700	—	—
BlackRock Bond Portfolio	12/31	6,000	5,700	—	—
BlackRock Fundamental Growth Portfolio	12/31	6,000	5,700	—	—
BlackRock Global Allocation Portfolio	12/31	6,000	5,700	—	—
BlackRock Government Income Portfolio	12/31	6,000	5,700	—	—
BlackRock High Income Portfolio	12/31	6,000	5,700	—	—
BlackRock Money Market Portfolio	12/31	6,000	5,700	—	—
BlackRock Large Cap Core Portfolio	12/31	6,000	5,700	—	—
BlackRock Global SmallCap Fund, Inc.	6/30	6,000	5,700	—	—
Master Bond LLC
Master Bond Portfolio	9/30	9,200	8,700	—	—
BlackRock Bond Fund, Inc.
BlackRock Bond Fund	9/30	6,000	5,700	—	—
BlackRock High Income Fund	9/30	6,000	5,700	—	—
BlackRock Municipal Bond Fund, Inc.
BlackRock Municipal Insured Fund	6/30	6,000	5,700	—	—
BlackRock National Municipal Fund	6/30	6,000	5,700	—	—
BlackRock Short-Term Municipal Fund	6/30	6,000	5,700	—	—
BlackRock High Yield Municipal Fund*	6/30	—	—	—	—
BlackRock Equity Dividend Fund	7/31	6,000	5,700	—	—
BlackRock Global Allocation Fund, Inc.	10/31	6,000	5,700	—	—
BlackRock EuroFund	10/31	6,000	5,700	—	—
BlackRock Municipal Series Trust
BlackRock Intermediate Municipal Fund	10/31	6,000	5,700	—	—
BlackRock Global Dynamic Equity Fund	10/31	6,000	—	—	—
BlackRock Utilities and Telecommunications Fund, Inc.	11/30	6,000	5,700	—	—
BlackRock Mid Cap Value Opportunities Series, Inc.
BlackRock Mid Cap Value Opportunities Fund	1/31	6,100	6,000	—	—

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Managed Account Series
High Income Portfolio	4/30	6,100	6,000	—	—
US Mortgage Portfolio	4/30	6,100	6,000	—	—
Global SmallCap Portfolio	4/30	6,100	6,000	—	—
Mid Cap Value Opportunities Portfolio	4/30	6,100	6,000	—	—
Short-Term Bond Master LLC
Short-Term Bond Master Portfolio	6/30	6,000	5,700	—	—
BlackRock Short-Term Bond Series, Inc.
BlackRock Short-Term Bond Fund	6/30	—	—	—	—
BlackRock Focus Value Fund, Inc.	7/31	6,000	5,700	—	—
BlackRock Multi-State Municipal Series Trust
BlackRock Florida Municipal Bond Fund	7/31	6,000	5,700	—	—
BlackRock New Jersey Municipal Bond Fund	7/31	6,000	5,700	—	—
BlackRock Pennsylvania Municipal Bond Fund	7/31	6,000	5,700	—	—
BlackRock New York Municipal Bond Fund	9/30	6,000	5,700	—	—
BlackRock Fundamental Growth Fund, Inc.	8/31	6,000	5,700	—	—
BlackRock California Municipal Series Trust
BlackRock California Insured Municipal Bond Fund	8/31	6,000	5,700	—	—
Master Focus Twenty LLC	11/30	—	—	—	—
BlackRock Focus Twenty Fund, Inc.	11/30	6,000	5,700	—	—
BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund	12/31	6,000	5,700	—	—
BlackRock Basic Value V.I. Fund	12/31	6,000	5,700	—	—
BlackRock Bond V.I. Fund	12/31	6,000	5,700	—	—
BlackRock Fundamental Growth V.I. Fund	12/31	6,000	5,700	—	—
BlackRock Global Growth V.I. Fund	12/31	6,000	5,700	—	—
BlackRock S&P 500 Index V.I. Fund	12/31	6,000	5,700	—	—
BlackRock Large Cap Core V.I. Fund	12/31	6,000	5,700	—	—
BlackRock Large Cap Growth V.I. Fund	12/31	6,000	5,700	—	—
BlackRock Large Cap Value V.I. Fund	12/31	6,000	5,700	—	—

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Global Allocation V.I. Fund	12/31	6,000	5,700	—	—
BlackRock Utilities and Telecommunications V.I. Fund	12/31	6,000	5,700	—	—
BlackRock Value Opportunities V.I. Fund	12/31	6,000	5,700	—	—
BlackRock International Value V.I. Fund	12/31	6,000	5,700	—	—
BlackRock Government Income V.I. Fund	12/31	6,000	5,700	—	—
BlackRock High Income V.I. Fund	12/31	6,000	5,700	—	—
BlackRock Money Market V.I. Fund	12/31	6,000	5,700	—	—
BlackRock World Income Fund, Inc.	12/31	6,000	5,700	—	—
BlackRock International Value Trust
BlackRock International Value Fund	6/30	6,000	5,700	—	—
FDP Series, Inc.
Franklin Templeton Total Return FDP Fund	5/31	6,000	—	—	—
Marsico Growth FDP Fund	5/31	6,000	—	—	—
MFS Research International FDP Fund	5/31	6,000	—	—	—
Van Kampen Value FDP Fund	5/31	6,000	—	—	—
BlackRock Principal Protected Trust
BlackRock Fundamental Growth Principal Protected Fund	6/30	6,000	5,700	—	—
BlackRock Basic Value Principal Protected Fund	6/30	6,000	6,300	—	—
BlackRock Core Principal Protected Fund	10/31	6,000	5,700	—	—
Master Commodity Strategies LLC	11/30	6,000	5,700	—	—
BlackRock Commodity Strategies Fund	11/30	6,000	5,700	—	—
The GNMA Fund Investment Accumulation Program, Inc.	12/31	6,000	5,700	—	—
BlackRock Funds II
Total Return Portfolio	9/30	4,100	3,800	1,500	900
Delaware Municipal Bond Portfolio	9/30	4,100	3,600	300	200
Enhanced Income Portfolio	9/30	4,100	3,600	200	100
AMT-Free Municipal Bond Portfolio	9/30	4,100	3,900	1,500	1,000
GNMA Portfolio	9/30	4,100	3,700	700	500
Government Income Portfolio	9/30	4,100	4,000	3,400	1,100
High Yield Bond Portfolio	9/30	4,100	4,300	4,300	2,100
Intermediate Bond Portfolio II	9/30	4,100	4,300	3,500	2,100

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Intermediate Government Bond Portfolio	9/30	4,100	4,100	2,300	1,700
International Bond Portfolio	9/30	4,100	4,100	2,500	1,900
Inflation Protected Bond Portfolio	9/30	4,100	3,500	200	100
Kentucky Municipal Bond Portfolio	9/30	4,100	3,600	300	200
Low Duration Bond Portfolio	9/30	4,100	4,900	5,500	4,000
Managed Income Portfolio	9/30	4,100	4,200	2,800	1,700
Ohio Municipal Bond Portfolio	9/30	4,100	3,600	500	300
BlackRock Strategic Portfolio I	9/30	4,100	3,600	300	200
Total Return Portfolio II	9/30	4,100	6,100	10,900	6,000
Conservative Prepared Portfolio*	9/30	—	—	—	—
Moderate Prepared Portfolio*	9/30	—	—	—	—
Growth Prepared Portfolio*	9/30	—	—	—	—
Aggressive Growth Prepared Portfolio*	9/30	—	—	—	—
Prepared Portfolio 2010*	10/31	—	—	—	—
Prepared Portfolio 2015*	10/31	—	—	—	—
Prepared Portfolio 2020*	10/31	—	—	—	—
Prepared Portfolio 2025*	10/31	—	—	—	—
Prepared Portfolio 2030*	10/31	—	—	—	—
Prepared Portfolio 2035*	10/31	—	—	—	—
Prepared Portfolio 2040*	10/31	—	—	—	—
Prepared Portfolio 2045*	10/31	—	—	—	—
Prepared Portfolio 2050*	10/31	—	—	—	—
Merrill Lynch U.S.A. Government Reserves	8/31	6,000	5,700	—	—
Merrill Lynch U.S. Treasury Money Fund	11/30	6,000	5,700	—	—
BlackRock Index Funds, Inc.
BlackRock International Index Fund	12/31	6,000	5,700	—	—
BlackRock S&P 500 Index Fund	12/31	6,000	5,700	—	—
BlackRock Small Cap Index Fund	12/31	6,000	5,700	—	—
Quantitative Master Series LLC
Master Enhanced Small Cap Series	12/31	5,800	5,500	—	—
Master Core Bond Enhanced Index Series	12/31	22,700	22,700	—	—
Master Enhanced International Series	12/31	9,200	9,200	—	—
Master Enhanced S&P 500 Series	12/31	9,200	8,700	—	—
Master Extended Market Index Series	12/31	9,200	8,700	—	—
Master International Index Series	12/31	17,000	16,200	—	—
Master Mid Cap Index Series	12/31	9,200	8,700	—	—
Master S&P 500 Index Series	12/31	17,000	16,200	—	—
Master Small Cap Index Series	12/31	17,000	16,200	—	—

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Merrill Lynch Ready Assets Trust	12/31	6,000	5,700	—	—
BlackRock Healthcare Fund, Inc.	4/30	6,100	6,000	—	—
BlackRock Global Technology Fund, Inc.	3/31	6,100	6,000	—	—
Master Government Securities LLC	3/31	9,200	9,200	—	—
Master Money LLC	3/31	9,200	9,200	—	—
Master Treasury LLC	3/31	9,200	9,200	—	—
Master Tax-Exempt LLC	3/31	6,800	6,800	—	—
CMA Money Fund	3/31	6,100	6,000	—	—
CMA Government Securities Fund	3/31	6,100	6,000	—	—
CMA Tax-Exempt Fund	3/31	6,100	6,000	—	—
CMA Treasury Fund	3/31	6,100	6,000	—	—
WCMA Government Securities Fund	3/31	6,100	6,000	—	—
WCMA Money Fund	3/31	6,100	6,000	—	—
WCMA Tax-Exempt Fund	3/31	6,100	6,000	—	—
WCMA Treasury Fund	3/31	6,100	6,000	—	—
CMA Multi-State Municipal Series Trust
CMA Arizona Municipal Money Fund	3/31	6,100	6,000	—	—
CMA California Municipal Money Fund	3/31	6,100	6,000	—	—
CMA Connecticut Municipal Money Fund	3/31	6,100	6,000	—	—
CMA Massachusetts Municipal Money Fund	3/31	6,100	6,000	—	—
CMA Michigan Municipal Money Fund	3/31	6,100	6,000	—	—
CMA New Jersey Municipal Money Fund	3/31	6,100	6,000	—	—
CMA New York Municipal Money Fund	3/31	6,100	6,000	—	—
CMA North Carolina Municipal Money Fund	3/31	6,100	6,000	—	—
CMA Ohio Municipal Money Fund	3/31	6,100	6,000	—	—
CMA Pennsylvania Municipal Money Fund	3/31	6,100	6,000	—	—
CMA Florida Municipal Money Fund	3/31	6,100	6,000	—	—
BlackRock Developing Capital Markets Fund, Inc.	6/30	6,000	5,700	—	—
BlackRock Latin America Fund, Inc.	11/30	6,000	5,700	—	—
BlackRock Pacific Fund, Inc.	12/31	6,000	5,700	—	—
Global Financial Services Master LLC	9/30	—	—	—	—
BlackRock Global Financial Services Fund, Inc.	9/30	6,000	5,700	—	—

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Financial Institution Series Trust
BlackRock Summit Cash Reserves Fund	5/31	6,000	5,700	—	—
Master Large Cap Series LLC
Master Large Cap Core Portfolio	10/31	9,200	8,700	—	—
Master Large Cap Growth Portfolio	10/31	—	—	—	—
Master Large Cap Value Portfolio	10/31	—	—	—	—
BlackRock Large Cap Series Funds, Inc.
BlackRock Large Cap Core Fund	10/31	6,000	5,700	—	—
BlackRock Large Cap Growth Fund	10/31	6,000	5,700	—	—
BlackRock Large Cap Value Fund	10/31	6,000	5,700	—	—
Merrill Lynch Retirement Series Trust
Merrill Lynch Retirement Reserves Money Fund	10/31	6,000	5,700	—	—
Master Institutional Money Market LLC
Merrill Lynch Premier Institutional Portfolio	4/30	6,600	6,600	—	—
Merrill Lynch Institutional Portfolio	4/30	5,500	5,500	—	—
Merrill Lynch Institutional Tax-Exempt Portfolio	4/30	5,500	5,500	—	—
Merrill Lynch Funds For Institutions Series	4/30
Merrill Lynch Government Fund	4/30	6,100	4,800	—	—
Merrill Lynch Treasury Fund	4/30	6,100	4,800	—	—
Merrill Lynch Institutional Fund	4/30	6,100	4,800	—	—
Merrill Lynch Premier Institutional Fund	4/30	6,100	4,800	—	—
Merrill Lynch Institutional Tax-Exempt Fund	4/30	6,100	4,800	—	—
BlackRock Master LLC
BlackRock Master Small Cap Growth Portfolio	5/31	—	—	—	—
BlackRock Master International Portfolio	5/31	—	—	—	—
BlackRock Series, Inc.
BlackRock International Fund	5/31	6,000	5,700	—	—
BlackRock Small Cap Growth Fund II	5/31	6,000	5,700	—	—
BlackRock FundsSM
Asset Allocation Portfolio	9/30	4,100	4,200	3,100	1,800
All-Cap Global Resources Portfolio	9/30	4,100	300	2,400	100
Aurora Portfolio	9/30	4,100	5,900	9,100	6,900

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Investment Trust	9/30	4,100	4,800	5,000	3,300
Exchange Portfolio	9/30	4,100	1,300	1,200	700
Global Opportunities Portfolio	9/30	4,100	—	100	—
Global Resources Portfolio	9/30	4,100	7,100	4,600	2,200
Global Science & Technology Opportunities Portfolio	9/30	4,100	3,500	1,900	2,300
Health Sciences Opportunities Portfolio	9/30	4,100	4,000	3,000	300
International Opportunities Portfolio	9/30	4,100	4,300	8,500	9,700
Capital Appreciation Portfolio	9/30	4,100	3,800	1,100	700
Mid-Cap Growth Equity Portfolio	9/30	4,100	3,900	1,800	1,000
Mid-Cap Value Equity Portfolio	9/30	4,100	4,200	3,300	1,600
Small Cap Growth Equity Portfolio	9/30	4,100	4,100	2,700	1,200
Small Cap Core Equity Portfolio	9/30	4,100	3,600	300	100
Small Cap Value Equity Portfolio	9/30	4,100	3,600	400	300
Small/Mid-Cap Growth Portfolio	9/30	4,100	3,800	1,200	700
U.S. Opportunities Portfolio	9/30	4,100	3,600	600	200
Index Equity Portfolio	9/30	4,100	2,300	4,800	3,100
Money Market Portfolio	9/30	3,600	4,900	6,100	3,500
Municipal Money Market Portfolio	9/30	3,600	3,800	1,300	700
U.S. Treasury Money Market Portfolio	9/30	3,600	3,900	1,800	900
North Carolina Municipal Money Market Portfolio	9/30	3,600	3,600	300	100
New Jersey Municipal Money Market Portfolio	9/30	3,600	3,700	700	300
Ohio Municipal Money Market Portfolio	9/30	3,600	3,600	600	400
Pennsylvania Municipal Money Market Portfolio	9/30	3,600	4,000	2,200	1,200
Virginia Municipal Money Market Portfolio	9/30	3,600	3,500	200	—

*	Funds have not completed their initial fiscal year or period.

Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Audit Committee was required:

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Bond Allocation Target Shares
Series C Portfolio	—	—	—	—	—	—
Series M Portfolio	—	—	—	—	—	—
Series S Portfolio	—	—	—	—	—	—
Master Value Opportunities LLC	1,739,500	1,227,000	—	—	—	—
BlackRock Value Opportunities Fund, Inc.	1,739,500	1,227,000	—	—	—	—
Master Basic Value LLC	1,227,000	945,000	—	—	—	—
BlackRock Basic Value Fund, Inc.	1,227,000	945,000	—	—	—	—
BlackRock Natural Resources Trust	1,409,500	1,227,000	—	—	—	—
BlackRock Global Growth Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock Balanced Capital Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio	1,739,500	1,227,000	—	—	—	—
BlackRock Bond Portfolio	1,739,500	1,227,000	—	—	—	—
BlackRock Fundamental Growth Portfolio	1,739,500	1,227,000	—	—	—	—
BlackRock Global Allocation Portfolio	1,739,500	1,227,000	—	—	—	—
BlackRock Government Income Portfolio	1,739,500	1,227,000	—	—	—	—
BlackRock High Income Portfolio	1,739,500	1,227,000	—	—	—	—
BlackRock Money Market Portfolio	1,739,500	1,227,000	—	—	—	—
BlackRock Large Cap Core Portfolio	1,739,500	1,227,000	—	—	—	—
BlackRock Global SmallCap Fund, Inc.	1,227,000	945,000	—	—	—	—
Master Bond LLC
Master Bond Portfolio	1,739,500	1,227,000	—	—	—	—
BlackRock Bond Fund, Inc.			—	—	—	—
BlackRock Bond Fund	1,739,500	1,227,000	—	—	—	—
BlackRock High Income Fund	1,739,500	1,227,000	—	—	—	—

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Municipal Bond Fund, Inc.
BlackRock Municipal Insured Fund	1,227,000	945,000	—	—	—	—
BlackRock National Municipal Fund	1,227,000	945,000	—	—	—	—
BlackRock Short-Term Municipal Fund	1,227,000	945,000	—	—	—	—
BlackRock High Yield Municipal Fund	1,227,000	945,000	—	—	—	—
BlackRock Equity Dividend Fund	1,409,500	1,227,000	—	—	—	—
BlackRock Global Allocation Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock EuroFund	1,739,500	1,227,000	—	—	—	—
BlackRock Municipal Series Trust
BlackRock Intermediate Municipal Fund	1,739,500	1,227,000	—	—	—	—
BlackRock Global Dynamic Equity Fund	1,739,500	1,227,000	—	—	—	—
BlackRock Utilities and Telecommunications Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock Mid Cap Value Opportunities Series, Inc.
BlackRock Mid Cap Value Opportunities Fund	1,739,500	1,227,000	—	—	—	—
Managed Account Series
High Income Portfolio	1,739,500	1,227,000	—	—	—	—
US Mortgage Portfolio	1,739,500	1,227,000	—	—	—	—
Global SmallCap Portfolio	1,739,500	1,227,000	—	—	—	—
Mid Cap Value Opportunities Portfolio	1,739,500	1,227,000	—	—	—	—
Short-Term Bond Master LLC
Short-Term Bond Master Portfolio	1,227,000	945,000	—	—	—	—
BlackRock Short-Term Bond Series, Inc.
BlackRock Short-Term Bond Fund	1,227,000	945,000	—	—	—	—

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Focus Value Fund, Inc.	1,409,500	1,227,000	—	—	—	—
BlackRock Multi-State Municipal Series Trust
BlackRock Florida Municipal Bond Fund	1,409,500	1,227,000	—	—	—	—
BlackRock New Jersey Municipal Bond Fund	1,409,500	1,227,000	—	—	—	—
BlackRock Pennsylvania Municipal Bond Fund	1,409,500	1,227,000	—	—	—	—
BlackRock New York Municipal Bond Fund	1,739,500	1,227,000	—	—	—	—
BlackRock Fundamental Growth Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock California Municipal Series Trust
BlackRock California Insured Municipal Bond Fund	1,739,500	1,227,000	—	—	—	—
Master Focus Twenty LLC	1,739,500	1,227,000	—	—	—	—
BlackRock Focus Twenty Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund	1,739,500	1,227,000	—	—	—	—
BlackRock Basic Value V.I. Fund	1,739,500	1,227,000	—	—	—	—
BlackRock Bond V.I. Fund	1,739,500	1,227,000	—	—	—	—
BlackRock Fundamental Growth V.I. Fund	1,739,500	1,227,000	—	—	—	—
BlackRock Global Growth V.I. Fund	1,739,500	1,227,000	—	—	—	—
BlackRock S&P 500 Index V.I. Fund	1,739,500	1,227,000	—	—	—	—
BlackRock Large Cap Core V.I. Fund	1,739,500	1,227,000	—	—	—	—
BlackRock Large Cap Growth V.I. Fund	1,739,500	1,227,000	—	—	—	—
BlackRock Large Cap Value V.I. Fund	1,739,500	1,227,000	—	—	—	—

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Global Allocation V.I. Fund	1,739,500	1,227,000	—	—	—	—
BlackRock Utilities and Telecommunications V.I. Fund	1,739,500	1,227,000	—	—	—	—
BlackRock Value Opportunities V.I. Fund	1,739,500	1,227,000	—	—	—	—
BlackRock International Value V.I. Fund	1,739,500	1,227,000	—	—	—	—
BlackRock Government Income V.I. Fund	1,739,500	1,227,000	—	—	—	—
BlackRock High Income V.I. Fund	1,739,500	1,227,000	—	—	—	—
BlackRock Money Market V.I. Fund	1,739,500	1,227,000	—	—	—	—
BlackRock World Income Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock International Value Trust
BlackRock International Value Fund	1,227,000	945,000	—	—	—	—
FDP Series, Inc.
Franklin Templeton Total Return FDP Fund	1,227,000	—	—	—	—	—
Marsico Growth FDP Fund	1,227,000	—	—	—	—	—
MFS Research International FDP Fund	1,227,000	—	—	—	—	—
Van Kampen Value FDP Fund	1,227,000	—	—	—	—	—
BlackRock Principal Protected Trust
BlackRock Fundamental Growth Principal Protected Fund	1,739,500	1,227,000	—	—	—	—
BlackRock Basic Value Principal Protected Fund	1,227,000	945,000	—	—	—	—
BlackRock Core Principal Protected Fund	1,739,500	1,227,000	—	—	—	—
Master Commodity Strategies LLC	1,739,500	1,227,000	—	—	—	—

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Commodity Strategies Fund	1,739,500	1,227,000	—	—	—	—
The GNMA Fund Investment Accumulation Program, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock Funds II
Total Return Portfolio	—	—	—	—	—	—
Delaware Municipal Bond Portfolio	—	—	—	—	—	—
Enhanced Income Portfolio	—	—	—	—	—	—
AMT-Free Municipal Bond Portfolio	—	—	—	—	—	—
GNMA Portfolio	—	—	—	—	—	—
Government Income Portfolio	—	—	—	—	—	—
High Yield Bond Portfolio	—	—	—	—	—	—
Intermediate Bond Portfolio II	—	—	—	—	—	—
Intermediate Government Bond Portfolio	—	—	—	—	—	—
International Bond Portfolio	—	—	—	—	—	—
Inflation Protected Bond Portfolio	—	—	—	—	—	—
Kentucky Municipal Bond Portfolio	—	—	—	—	—	—
Low Duration Bond Portfolio	—	—	—	—	—	—
Managed Income Portfolio	—	—	—	—	—	—
Ohio Municipal Bond Portfolio	—	—	—	—	—	—
BlackRock Strategic Portfolio I	—	—	—	—	—	—
Total Return Portfolio II	—	—	—	—	—	—
Conservative Prepared Portfolio*	—	—	—	—	—	—
Moderate Prepared Portfolio*	—	—	—	—	—	—
Growth Prepared Portfolio*	—	—	—	—	—	—

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Aggressive Growth Prepared Portfolio*	—	—	—	—	—	—
Prepared Portfolio 2010*	—	—	—	—	—	—
Prepared Portfolio 2015*	—	—	—	—	—	—
Prepared Portfolio 2020*	—	—	—	—	—	—
Prepared Portfolio 2025*	—	—	—	—	—	—
Prepared Portfolio 2030*	—	—	—	—	—	—
Prepared Portfolio 2035*	—	—	—	—	—	—
Prepared Portfolio 2040*	—	—	—	—	—	—
Prepared Portfolio 2045*	—	—	—	—	—	—
Prepared Portfolio 2050*	—	—	—	—	—	—
Merrill Lynch U.S.A. Government Reserves	1,739,500	1,227,000	—	—	—	—
Merrill Lynch U.S. Treasury Money Fund	1,739,500	1,227,000	—	—	—	—
BlackRock Index Funds, Inc.
BlackRock International Index Fund	1,739,500	1,227,000	—	—	—	—
BlackRock S&P 500 Index Fund	1,739,500	1,227,000	—	—	—	—
BlackRock Small Cap Index Fund	1,739,500	1,227,000	—	—	—	—
Quantitative Master Series LLC
Master Enhanced Small Cap Series	1,739,500	1,227,000	—	—	—	—
Master Core Bond Enhanced Index Series	1,739,500	1,227,000	—	—	—	—
Master Enhanced International Series	1,739,500	1,227,000	—	—	—	—
Master Enhanced S&P 500 Series	1,739,500	1,227,000	—	—	—	—
Master Extended Market Index Series	1,739,500	1,227,000	—	—	—	—
Master International Index Series	1,739,500	1,227,000	—	—	—	—

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Master Mid Cap Index Series	1,739,500	1,227,000	—	—	—	—
Master S&P 500 Index Series	1,739,500	1,227,000	—	—	—	—
Master Small Cap Index Series	1,739,500	1,227,000	—	—	—	—
Merrill Lynch Ready Assets Trust	1,739,500	1,227,000	—	—	—	—
BlackRock Healthcare Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock Global Technology Fund, Inc.	1,739,500	1,227,000	—	—	—	—
Master Government Securities LLC	1,739,500	1,227,000	—	—	—	—
Master Money LLC	1,739,500	1,227,000	—	—	—	—
Master Treasury LLC	1,739,500	1,227,000	—	—	—	—
Master Tax-Exempt LLC	1,739,500	1,227,000	—	—	—	—
CMA Money Fund	1,739,500	1,227,000	—	—	—	—
CMA Government Securities Fund	1,739,500	1,227,000	—	—	—	—
CMA Tax-Exempt Fund	1,739,500	1,227,000	—	—	—	—
CMA Treasury Fund	1,739,500	1,227,000	—	—	—	—
WCMA Government Securities Fund	1,739,500	1,227,000	—	—	—	—
WCMA Money Fund	1,739,500	1,227,000	—	—	—	—
WCMA Tax-Exempt Fund	1,739,500	1,227,000	—	—	—	—
WCMA Treasury Fund	1,739,500	1,227,000	—	—	—	—
CMA Multi-State Municipal Series Trust
CMA Arizona Municipal Money Fund	1,739,500	1,227,000	—	—	—	—
CMA California Municipal Money Fund	1,739,500	1,227,000	—	—	—	—
CMA Connecticut Municipal Money Fund	1,739,500	1,227,000	—	—	—	—
CMA Massachusetts Municipal Money Fund	1,739,500	1,227,000	—	—	—	—
CMA Michigan Municipal Money Fund	1,739,500	1,227,000	—	—	—	—
CMA New Jersey Municipal Money Fund	1,739,500	1,227,000	—	—	—	—
CMA New York Municipal Money Fund	1,739,500	1,227,000	—	—	—	—

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
CMA North Carolina Municipal Money Fund	1,739,500	1,227,000	—	—	—	—
CMA Ohio Municipal Money Fund	1,739,500	1,227,000	—	—	—	—
CMA Pennsylvania Municipal Money Fund	1,739,500	1,227,000	—	—	—	—
CMA Florida Municipal Money Fund	1,739,500	1,227,000	—	—	—	—
BlackRock Developing Capital Markets Fund, Inc.	1,227,000	945,000	—	—	—	—
BlackRock Latin America Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock Pacific Fund, Inc.	1,739,500	1,227,000	—	—	—	—
Global Financial Services Master LLC	1,739,500	1,227,000	—	—	—	—
BlackRock Global Financial Services Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock Financial Institution Series Trust
BlackRock Summit Cash Reserves Fund	1,227,000	945,000	—	—	—	—
Master Large Cap Series LLC
Master Large Cap Core Portfolio	1,739,500	1,227,000	—	—	—	—
Master Large Cap Growth Portfolio	1,739,500	1,227,000	—	—	—	—
Master Large Cap Value Portfolio	1,739,500	1,227,000	—	—	—	—
BlackRock Large Cap Series Funds, Inc.
BlackRock Large Cap Core Fund	1,739,500	1,227,000	—	—	—	—
BlackRock Large Cap Growth Fund	1,739,500	1,227,000	—	—	—	—
BlackRock Large Cap Value Fund	1,739,500	1,227,000	—	—	—	—
Merrill Lynch Retirement Series Trust
Merrill Lynch Retirement Reserves Money Fund	1,739,500	1,227,000	—	—	—	—

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Master Institutional Money Market LLC
Merrill Lynch Premier Institutional Portfolio	1,739,500	1,227,000	—	—	—	—
Merrill Lynch Institutional Portfolio	1,739,500	1,227,000	—	—	—	—
Merrill Lynch Institutional Tax-Exempt Portfolio	1,739,500	1,227,000	—	—	—	—
Merrill Lynch Funds For Institutions Series
Merrill Lynch Government Fund	1,739,500	1,227,000	—	—	—	—
Merrill Lynch Treasury Fund	1,739,500	1,227,000	—	—	—	—
Merrill Lynch Institutional Fund	1,739,500	1,227,000	—	—	—	—
Merrill Lynch Premier Institutional Fund	1,739,500	1,227,000	—	—	—	—
Merrill Lynch Institutional Tax-Exempt Fund	1,739,500	1,227,000	—	—	—	—
BlackRock Master LLC
BlackRock Master Small Cap Growth Portfolio	1,227,000	945,000	—	—	—	—
BlackRock Master International Portfolio	1,227,000	945,000	—	—	—	—
BlackRock Series, Inc.
BlackRock International Fund	1,227,000	945,000	—	—	—	—
BlackRock Small Cap Growth Fund II	1,227,000	945,000	—	—	—	—
BlackRock FundsSM
Asset Allocation Portfolio	—	—	—	—	—	—
All-Cap Global Resources Portfolio	—	—	—	—	—	—
Aurora Portfolio	—	—	—	—	—	—
Investment Trust	—	—	—	—	—	—
Exchange Portfolio	—	—	—	—	—	—
Global Opportunities Portfolio	—	—	—	—	—	—

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Global Resources Portfolio	—	—	—	—	—	—
Global Science & Technology Opportunities Portfolio	—	—	—	—	—	—
Health Sciences Opportunities Portfolio	—	—	—	—	—	—
International Opportunities Portfolio	—	—	—	—	—	—
Capital Appreciation Portfolio	—	—	—	—	—	—
Mid-Cap Growth Equity Portfolio	—	—	—	—	—	—
Mid-Cap Value Equity Portfolio	—	—	—	—	—	—
Small Cap Growth Equity Portfolio	—	—	—	—	—	—
Small Cap Core Equity Portfolio	—	—	—	—	—	—
Small Cap Value Equity Portfolio	—	—	—	—	—	—
Small/Mid-Cap Growth Portfolio	—	—	—	—	—	—
U.S. Opportunities Portfolio	—	—	—	—	—	—
Index Equity Portfolio	—	—	—	—	—	—
Money Market Portfolio	—	—	—	—	—	—
Municipal Money Market Portfolio	—	—	—	—	—	—
U.S. Treasury Money Market Portfolio	—	—	—	—	—	—
North Carolina Municipal Money Market Portfolio	—	—	—	—	—	—
New Jersey Municipal Money Market Portfolio	—	—	—	—	—	—
Ohio Municipal Money Market Portfolio	—	—	—	—	—	—
Pennsylvania Municipal Money Market Portfolio	—	—	—	—	—	—
Virginia Municipal Money Market Portfolio	—	—	—	—	—	—

*	Funds have not completed their initial fiscal year or period.

Aggregate non-audit fees for services provided to the Fund, its investment adviser, and its Affiliated Service Providers, regardless of whether pre-approval was required:

	Aggregate Non-Audit Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Bond Allocation Target Shares
Series C Portfolio	1,324,269	1,350,150
Series M Portfolio	1,323,069	1,350,150
Series S Portfolio	1,324,769	1,350,150
Master Value Opportunities LLC	3,016,200	3,754,550
BlackRock Value Opportunities Fund, Inc.	3,022,300	3,760,550
Master Basic Value LLC	2,919,000	8,190,005
BlackRock Basic Value Fund, Inc.	2,915,800	8,187,605
BlackRock Natural Resources Trust	2,192,750	7,932,366
BlackRock Global Growth Fund, Inc.	3,104,500	7,382,727
BlackRock Balanced Capital Fund, Inc.	3,056,250	6,834,688
BlackRock Series Fund, Inc.	3,198,126	5,691,886
BlackRock Balanced Capital Portfolio	3,077,450	5,583,471
BlackRock Bond Portfolio	3,077,450	5,583,471
BlackRock Fundamental Growth Portfolio	3,077,450	5,583,471
BlackRock Global Allocation Portfolio	3,077,450	5,583,471
BlackRock Government Income Portfolio	3,077,450	5,583,471
BlackRock High Income Portfolio	3,077,450	5,583,471
BlackRock Money Market Portfolio	3,077,450	5,583,471
BlackRock Large Cap Core Portfolio	3,077,450	5,583,471
BlackRock Global SmallCap Fund, Inc.	2,915,800	8,187,605
Master Bond LLC
Master Bond Portfolio	3,059,450	6,837,688
BlackRock Bond Fund, Inc.
BlackRock Bond Fund	3,056,250	6,835,003
BlackRock High Income Fund	3,056,250	6,834,688
BlackRock Municipal Bond Fund, Inc.
BlackRock Municipal Insured Fund	2,915,800	8,187,005
BlackRock National Municipal Fund	2,915,800	8,197,505
BlackRock Short-Term Municipal Fund	2,931,200	8,187,005
BlackRock High Yield Municipal Fund*	—	—
BlackRock Equity Dividend Fund	2,208,150	7,932,366
BlackRock Global Allocation Fund, Inc.	3,228,137	6,284,574
BlackRock EuroFund	3,222,583	6,283,449
BlackRock Municipal Series Trust
BlackRock Intermediate Municipal Fund	3,210,783	6,283,449
BlackRock Global Dynamic Equity Fund	3,214,851	6,277,749
BlackRock Utilities and Telecommunications Fund, Inc.	3,144,117	5,743,810
BlackRock Mid Cap Value Opportunities Series, Inc.	3,053,033	5,477,788
BlackRock Mid Cap Value Opportunities Fund	3,059,133	5,483,788
Managed Account Series
High Income Portfolio	3,003,733	—
US Mortgage Portfolio	3,003,733	—
Global SmallCap Portfolio	3,003,733	—
Mid Cap Value Opportunities Portfolio	3,003,733	—

	Aggregate Non-Audit Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Short-Term Bond Master LLC
Short-Term Bond Master Portfolio	2,915,800	8,187,005
BlackRock Short-Term Bond Series, Inc.
BlackRock Short-Term Bond Fund	2,909,800	8,181,305
BlackRock Focus Value Fund, Inc.	2,192,750	7,932,366
BlackRock Multi-State Municipal Series Trust
BlackRock Florida Municipal Bond Fund	2,192,750	7,932,366
BlackRock New Jersey Municipal Bond Fund	2,208,150	7,932,366
BlackRock Pennsylvania Municipal Bond Fund	2,208,150	7,932,366
BlackRock New York Municipal Bond Fund	3,056,250	6,834,388
BlackRock Fundamental Growth Fund, Inc.	3,105,061	7,382,727
BlackRock California Municipal Series Trust
BlackRock California Insured Municipal Bond Fund	3,104,500	7,384,327
Master Focus Twenty LLC	3,138,117	5,738,110
BlackRock Focus Twenty Fund, Inc.	3,144,117	5,743,810
BlackRock Variable Series Funds, Inc.	3,214,742	5,708,811
BlackRock Balanced Capital V.I. Fund	3,077,450	5,583,471
BlackRock Basic Value V.I. Fund	3,077,450	5,583,471
BlackRock Bond V.I. Fund	3,077,450	5,583,471
BlackRock Fundamental Growth V.I. Fund	3,077,450	5,583,471
BlackRock Global Growth V.I. Fund	3,077,450	5,583,471
BlackRock S&P 500 Index V.I. Fund	3,077,450	5,583,471
BlackRock Large Cap Core V.I. Fund	3,077,450	5,583,471
BlackRock Large Cap Growth V.I. Fund	3,077,450	5,583,471
BlackRock Large Cap Value V.I. Fund	3,077,450	5,583,471
BlackRock Global Allocation V.I. Fund	3,077,450	5,583,471
BlackRock Utilities and Telecommunications V.I. Fund	3,077,450	5,583,471
BlackRock Value Opportunities V.I. Fund	3,077,450	5,583,471
BlackRock International Value V.I. Fund	3,077,450	5,583,471
BlackRock Government Income V.I. Fund	3,077,450	5,583,471
BlackRock High Income V.I. Fund	3,077,450	5,583,471
BlackRock Money Market V.I. Fund	3,077,450	5,583,471
BlackRock World Income Fund, Inc.	3,077,450	5,583,936
BlackRock International Value Trust
BlackRock International Value Fund	2,915,800	8,187,005
FDP Series, Inc.
Franklin Templeton Total Return FDP Fund	3,130,717	—
Marsico Growth FDP Fund	3,130,717	—
MFS Research International FDP Fund	3,130,717	—
Van Kampen Value FDP Fund	3,130,717	—
BlackRock Principal Protected Trust
BlackRock Fundamental Growth Principal Protected Fund	3,105,454	7,382,727
BlackRock Basic Value Principal Protected Fund	2,915,800	8,187,605
BlackRock Core Principal Protected Fund	3,210,783	6,283,449
Master Commodity Strategies LLC	3,147,317	5,743,810
BlackRock Commodity Strategies Fund	3,144,117	5,743,810
The GNMA Fund Investment Accumulation Program, Inc.	3,077,450	5,583,471

	Aggregate Non-Audit Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Funds II
Total Return Portfolio	1,329,069	1,358,250
Delaware Municipal Bond Portfolio	1,322,669	1,357,050
Enhanced Income Portfolio	1,325,569	1,356,950
AMT-Free Municipal Bond Portfolio	1,325,469	1,358,450
GNMA Portfolio	1,331,969	1,357,550
Government Income Portfolio	1,329,669	1,358,850
High Yield Bond Portfolio	1,331,669	1,360,450
Intermediate Bond Portfolio II	1,331,269	1,360,450
Intermediate Government Bond Portfolio	1,327,569	1,359,650
International Bond Portfolio	1,328,769	1,359,950
Inflation Protected Bond Portfolio	1,323,269	1,356,750
Kentucky Municipal Bond Portfolio	1,322,869	1,357,050
Low Duration Bond Portfolio	1,332,369	1,363,650
Managed Income Portfolio	1,332,669	1,359,850
Ohio Municipal Bond Portfolio	1,323,069	1,357,150
BlackRock Strategic Portfolio I	1,321,869	1,357,050
Total Return Portfolio II	1,342,969	1,368,150
Conservative Prepared Portfolio*	—	—
Moderate Prepared Portfolio*	—	—
Growth Prepared Portfolio*	—	—
Aggressive Growth Prepared Portfolio*	—	—
Prepared Portfolio 2010*	—	—
Prepared Portfolio 2015*	—	—
Prepared Portfolio 2020*	—	—
Prepared Portfolio 2025*	—	—
Prepared Portfolio 2030*	—	—
Prepared Portfolio 2035*	—	—
Prepared Portfolio 2040*	—	—
Prepared Portfolio 2045*	—	—
Prepared Portfolio 2050*	—	—
Merrill Lynch U.S.A. Government Reserves	3,104,500	7,384,027
Merrill Lynch U.S. Treasury Money Fund	3,144,117	5,743,810
BlackRock Index Funds, Inc.
BlackRock International Index Fund	3,077,450	5,583,471
BlackRock S&P 500 Index Fund	3,077,450	5,583,471
BlackRock Small Cap Index Fund	3,077,450	5,583,471
Quantitative Master Series LLC
Master Enhanced Small Cap Series	3,077,250	5,583,271
Master Core Bond Enhanced Index Series	3,077,250	5,586,471
Master Enhanced International Series	3,080,550	5,586,471
Master Enhanced S&P 500 Series	3,080,650	5,586,471
Master Extended Market Index Series	3,080,650	5,586,471
Master International Index Series	3,088,450	5,593,971
Master Mid Cap Index Series	3,080,650	5,586,471
Master S&P 500 Index Series	3,112,450	5,615,571
Master Small Cap Index Series	3,112,450	5,615,571
Merrill Lynch Ready Assets Trust	3,077,450	5,583,471

	Aggregate Non-Audit Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Healthcare Fund, Inc.	3,003,733	3,445,333
BlackRock Global Technology Fund, Inc.	3,022,300	3,760,550
Master Government Securities LLC	3,025,400	3,763,750
Master Money LLC	3,025,400	3,763,750
Master Treasury LLC	3,025,400	3,763,750
Master Tax-Exempt LLC	3,023,000	3,761,350
CMA Money Fund	3,022,300	3,760,550
CMA Government Securities Fund	3,022,300	3,760,550
CMA Tax-Exempt Fund	3,022,300	3,760,550
CMA Treasury Fund	3,022,300	3,760,550
WCMA Government Securities Fund	3,022,300	3,760,550
WCMA Money Fund	3,022,300	3,760,550
WCMA Tax-Exempt Fund	3,022,300	3,760,550
WCMA Treasury Fund	3,022,300	3,760,550
CMA Multi-State Municipal Series Trust
CMA Arizona Municipal Money Fund	3,022,300	3,760,550
CMA California Municipal Money Fund	3,022,300	3,760,550
CMA Connecticut Municipal Money Fund	3,022,300	3,760,550
CMA Massachusetts Municipal Money Fund	3,022,300	3,760,550
CMA Michigan Municipal Money Fund	3,022,300	3,760,550
CMA New Jersey Municipal Money Fund	3,022,300	3,760,550
CMA New York Municipal Money Fund	3,022,300	3,760,550
CMA North Carolina Municipal Money Fund	3,022,300	3,760,550
CMA Ohio Municipal Money Fund	3,022,300	3,760,550
CMA Pennsylvania Municipal Money Fund	3,022,300	3,760,550
CMA Florida Municipal Money Fund	3,022,300	3,764,550
BlackRock Developing Capital Markets Fund, Inc.	2,915,800	8,200,705
BlackRock Latin America Fund, Inc.	3,144,117	5,745,510
BlackRock Pacific Fund, Inc.	3,080,031	5,584,196
Global Financial Services Master LLC	3,051,837	6,828,988
BlackRock Global Financial Services Fund, Inc.	3,056,250	6,833,588
BlackRock Financial Institution Series Trust
BlackRock Summit Cash Reserves Fund	3,130,717	9,036,643
Master Large Cap Series LLC
Master Large Cap Core Portfolio	3,224,383	6,286,449
Master Large Cap Growth Portfolio	3,212,483	6,277,749
Master Large Cap Value Portfolio	3,214,983	6,277,749
BlackRock Large Cap Series Funds, Inc.
BlackRock Large Cap Core Fund	3,210,783	6,283,449
BlackRock Large Cap Growth Fund	3,210,783	6,283,449
BlackRock Large Cap Value Fund	3,210,783	6,283,449
Merrill Lynch Retirement Series Trust
Merrill Lynch Retirement Reserves Money Fund	3,210,783	6,283,449
Master Institutional Money Market LLC
Merrill Lynch Premier Institutional Portfolio	3,003,233	3,440,733
Merrill Lynch Institutional Portfolio	3,003,233	3,440,733
Merrill Lynch Institutional Tax-Exempt Portfolio	3,003,233	3,440,733

	Aggregate Non-Audit Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Merrill Lynch Funds For Institutions Series
Merrill Lynch Government Fund	3,002,533	3,443,883
Merrill Lynch Treasury Fund	3,002,533	3,443,883
Merrill Lynch Institutional Fund	3,002,533	3,443,883
Merrill Lynch Premier Institutional Fund	3,002,533	3,443,883
Merrill Lynch Institutional Tax-Exempt Fund	3,002,533	3,443,883
BlackRock Master LLC	—	—
BlackRock Master Small Cap Growth Portfolio	3,124,717	9,030,943
BlackRock Master International Portfolio	3,124,717	9,030,943
BlackRock Series, Inc.
BlackRock International Fund	3,130,717	9,036,643
BlackRock Small Cap Growth Fund II	3,130,717	9,036,643
BlackRock FundsSM
Asset Allocation Portfolio	1,353,769	1,381,950
All-Cap Global Resources Portfolio	1,327,169	1,353,750
Aurora Portfolio	1,333,869	1,368,750
Investment Trust	1,330,069	1,362,650
Exchange Portfolio	1,323,669	1,355,450
Global Opportunities Portfolio	1,327,069	—
Global Resources Portfolio	1,331,269	1,363,650
Global Science & Technology Opportunities Portfolio	1,328,869	1,358,950
Health Sciences Opportunities Portfolio	1,327,569	1,357,850
International Opportunities Portfolio	1,337,869	1,367,950
Capital Appreciation Portfolio	1,325,369	1,357,950
Mid-Cap Growth Equity Portfolio	1,325,069	1,358,550
Mid-Cap Value Equity Portfolio	1,326,669	1,359,750
Small Cap Growth Equity Portfolio	1,326,369	1,359,050
Small Cap Core Equity Portfolio	1,323,369	1,356,950
Small Cap Value Equity Portfolio	1,323,469	1,357,150
Small/Mid-Cap Growth Portfolio	1,324,369	1,357,950
U.S. Opportunities Portfolio	1,324,569	1,357,050
Index Equity Portfolio	1,321,969	1,356,550
Money Market Portfolio	1,329,069	1,363,150
Municipal Money Market Portfolio	1,324,769	1,357,950
U.S. Treasury Money Market Portfolio	1,324,069	1,358,450
North Carolina Municipal Money Market Portfolio	1,322,269	1,356,950
New Jersey Municipal Money Market Portfolio	1,323,269	1,357,350
Ohio Municipal Money Market Portfolio	1,323,169	1,357,350
Pennsylvania Municipal Money Market Portfolio	1,325,669	1,358,950
Virginia Municipal Money Market Portfolio	1,321,869	1,356,650

*	Funds have not completed their initial fiscal year or period.

Appendix J

5% Share Ownership

As of June 8, 2007, to the best knowledge of each Fund, the following persons beneficially owned or owned of record 5% or more of the outstanding shares of any class of securities of the Funds indicated:

FUND	% of Class	Class	Name	Address
Aggressive Growth Prepared	98.67	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Aggressive Growth Prepared	99.74	Investor C	**Merrill Lynch Pierce Fenner & Smith & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Aggressive Growth Prepared	99.50	Institutional	**Merrill Lynch Pierce Fenner & Smith & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Aggressive Growth Prepared	56.57	Class R	**Merrill Lynch Pierce Fenner & Smith & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

All-Cap Global Resources	7.96	Investor A	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

All-Cap Global Resources	7.70	Investor A	**Merrill Lynch Pierce Fenner & Smith & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

All-Cap Global Resources	11.44	Investor B	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

All-Cap Global Resources	14.40	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

All-Cap Global Resources	17.68	Investor C	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

All-Cap Global Resources	24.64	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

All-Cap Global Resources	6.07	Institutional	Lombard Odier Darier Hentsche & CIE	11 Rue De La Corraterie 1211 Geneve 11 Switzerland

All-Cap Global Resources	5.59	Institutional	**Pomona College	550 N College Ave Claremont, CA 91711

FUND	% of Class	Class	Name	Address
All-Cap Global Resources	12.37	Institutional	**Children’s Medical Center Corp	1295 Boyston Street STE 300 Boston, MA 02215-0000

All-Cap Global Resources	5.56	Institutional	**The Bank of New York FBO University of Arkansas Foundation	One Wall Street New York, NY 10286

All-Cap Global Resources	11.44	Institutional	Bill and Melinda Gates Foundation	2365 Carillon Pt Kirkland, WA 98033-7353

All-Cap Global Resources	7.30	Institutional	**MAC & Co	525 William Penn Place PO Box 3198 Pittsburgh, PA 15230-3198

All-Cap Global Resources	9.50	Institutional	Conrad H Hilton Foundation	100 W Liberty Street STE 840 Reno, NV 89501-1988

All-Cap Global Resources	6.13	Service Class	**NFS LLC FEBO FMT CO Cust IRA FBO Douglas Soliz	15041 White Ave Allen Park, MI 48101

AMT-Free Portfolio	99.98	BlackRock Class	**Charles Schwab & Co. Inc.	101 Montgomery Street San Francisco, CA 94104-4122

AMT-Free Portfolio	10.17	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

AMT-Free Portfolio	24.99	Investor A	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

AMT-Free Portfolio	12.06	Investor B	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

AMT-Free Portfolio	7.46	Investor B	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

AMT-Free Portfolio	33.01	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

AMT-Free Portfolio	6.00	Investor B	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

AMT-Free Portfolio	12.04	Investor C	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

FUND	% of Class	Class	Name	Address
AMT-Free Portfolio	37.41	Investor C	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

AMT-Free Portfolio	30.94	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

AMT-Free Portfolio	97.40	Institutional	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

AMT-Free Portfolio	8.80	Service Class	Gloria Becker and Alvin Becker JTWROS	325 Mansfield Boca Raton, FL 33434-0000

AMT-Free Portfolio	6.93	Service Class	**PFPC FBO Hilliard Lyons/Capital	760 Moore Road King of Prussia, PA 19406

AMT-Free Portfolio	12.09	Service Class	William N Barlow and Dixie A Barlow	396 Anderson Ave Phoenixville, PA 19460-4439

AMT-Free Portfolio	6.53	Service Class	Elizabeth M Notte	15 Philip Mill Drive Middletown, NJ 07748

AMT-Free Portfolio	15.63	Service Class	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

AMT-Free Portfolio	13.12	Service Class	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

AMT-Free Portfolio	8.86	Service Class	Vijay Akkapeddi Cust Rahul K Gudi	9 Private Lovett Ct Blauvelt, NY 10913-1247

AMT-Free Portfolio	6.70	Service Class	Edward Groh JR	187 King Ave Yonkers, NY 10704-3507

Asset Allocation	5.88	Investor A	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

Asset Allocation	9.99	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Asset Allocation	5.50	Investor B	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

Asset Allocation	9.66	Investor C	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

FUND	% of Class	Class	Name	Address
Asset Allocation	41.68	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Asset Allocation	11.17	Institutional	**FIIOC FBO Waukesha State Bank	100 Magellan Way (KW1C) Covington, KY 41015-0000

Asset Allocation	10.72	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Asset Allocation	34.79	Institutional	**J.P. Morgan Chase as Directed Trust FBO Metlife Retirement Plans	8515 E Orchard Road 2T2 Greenwood Village, CO 80111

Asset Allocation	18.44	Institutional	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Asset Allocation	5.47	Service	**Post & Co c/o The Bank of New York Mutual Fund Reorg Department	PO Box 1066 Wall Street Station New York, NY 10286

Asset Allocation	79.37	Service	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Aurora	5.34	Investor A	**Lincoln National Life Insurance Company	1300 S Clinton Street Fort Wayne, IN 46802-3506

Aurora	17.53	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Aurora	14.64	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Aurora	39.36	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Aurora	8.03	Class R	**MG Trust Company as Agent for Frontier Trust Co as Trustee LPA GROUP 401K PLAN	PO Box 10699 Fargo, ND 58106

Aurora	53.77	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Aurora	8.07	Institutional	**MUGGS & Co C/O US Bank	PO Box 1787 Milwaukee, WI 53201-1787

Fund	% of Class	Class	Name	Address
Aurora	18.40	Institutional	**NFS LLC FIIOC as Agent for Qualified Employee Benefit Plans (401K) FINOPS-IC Funds	100 Magellan Way (KW1C) Covington, KY 41015-0000

Balanced Capital Fund	92.15	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Balanced Capital Fund	93.74	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Balanced Capital Fund	93.97	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Balanced Capital Fund	98.72	Class R	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Balanced Capital Fund	90.05	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Basic Value PPF	95.22	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Basic Value PPF	90.03	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Basic Value PPF	95.31	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Basic Value PPF	95.89	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Basic Value	93.72	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Basic Value	95.38	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Basic Value	96.52	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Basic Value	88.49	Class R	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address
Basic Value	92.95	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Bond Fund	97.56	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Bond Fund	98.64	Investor A1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Bond Fund	96.66	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Bond Fund	97.34	Investor B1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Bond Fund	99.34	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Bond Fund	98.23	Investor C1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Bond Fund	98.96	Investor C2	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Bond Fund	98.80	Class R	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Bond Fund	95.26	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

CA Insured	5.97	Investor C	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

CA Insured	85.09	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

CA Insured	5.44	Investor C	**First Clearing, LLC Ripper Family Trust George Ripper Nora Ripper Co-TTEES UA	405 Evelyn Place Beverly Hills, CA 90210-1835

CA Insured	87.85	Investor A1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address
CA Insured	89.66	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

CA Insured	95.41	Investor C1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

CA Insured	94.13	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

CA Insured	5.23	Investor A	**Bear Stearns Securities Corp. FBO 720-03500-10	1 Metrotech Center North Brooklyn, NY 11201-3859

CA Insured	45.41	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

CA Insured	6.17	Investor A	**Pershing LLC	P. O. Box 2052 Jersey City, NJ 07303-9998

CA Insured	13.61	Investor A	**Pershing LLC	P. O. Box 2052 Jersey City, NJ 07303-9998

Capital Appreciation Portfolio	5.86	Investor A	**Lincoln National Life Insurance Company	1300 S Clinton Street Fort Wayne, IN 46802-3506

Capital Appreciation Portfolio	7.69	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Capital Appreciation Portfolio	11.34	Investor A	**SSB/NYLIM Supplemental Income Plan Boston Financial Data Services DSC/NSCC 4th Floor -Test Account	66 Brooks Drive Braintree, MA 02184

Capital Appreciation Portfolio	12.07	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Capital Appreciation Portfolio	38.34	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Capital Appreciation Portfolio	5.55	Institutional	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Capital Appreciation Portfolio	6.85	Institutional	Milton N Weinstein Trust U/W ITEM VII DTD 9/17/99	3475 Lenox Road NE STE 950 Atlanta, GA 30326-3220

Fund	% of Class	Class	Name	Address
Commodity Strategies	90.44	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Commodity Strategies	94.93	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Commodity Strategies	98.46	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Commodity Strategies	96.89	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Conservative Prepared	99.04	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Conservative Prepared	99.05	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Conservative Prepared	87.08	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Conservative Prepared	70.49	Class R	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Core PPF	98.07	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Core PPF	91.27	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Core PPF	96.28	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Core PPF	96.43	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

DE Municipal	8.17	Investor A	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

DE Municipal	13.18	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address
DE Municipal	40.60	Investor A	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

DE Municipal	7.92	Investor A	**First Clearing, LLC WBNA Collateral Acct FBO Cynthia Y Jones	20448 Cedar Beach Road Milford, DE 19963-4260

DE Municipal	10.29	Investor B	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

DE Municipal	61.91	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

DE Municipal	63.56	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

DE Municipal	5.01	Investor C	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

DE Municipal	90.91	Institutional	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Developing Capital Markets	88.29	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Developing Capital Markets	87.26	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Developing Capital Markets	94.09	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Developing Capital Markets	91.23	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Enhanced Income	7.56	BlackRock Class	**Charles Schwab & Co. Inc.	101 Montgomery Street San Francisco, CA 94104-4122

Enhanced Income	20.11	BlackRock Class	**Bank of New York Wendel & CO Mutual Fund Reorg Department	2 Hanson Place 6th Floor Brooklyn, NY 11217

Enhanced Income	72.33	BlackRock Class	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Enhanced Income	5.03	Investor A	**Ameritrade Inc FBO	PO Box 2226 Omaha, NE 68103-2226

Fund	% of Class	Class	Name	Address
Enhanced Income	36.65	Investor A	**Ameritrade Inc FBO	PO Box 2226 Omaha, NE 68103-2226

Enhanced Income	44.43	Investor A	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

Enhanced Income	99.93	Institutional	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Enhanced Income	49.38	Service Class	**NFS LLC FEBO NFS/FMTC Rollover IRA FBO Gregory A Freeman	17802 Hickory Moss Place Tampa, FL 33647

Enhanced Income	48.57	Service Class	**NFS LLC FEBO Dr William A Eakin Joyce B Eakin JTWROS Bruce D Eakin	111 Asbury Drive Chattanooga, TN 37411

Equity Dividend	67.78	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Equity Dividend	7.06	Investor A	**Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122

Equity Dividend	85.52	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Equity Dividend	91.58	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Equity Dividend	87.80	Class R	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Equity Dividend	96.72	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Equity Dividend	68.02	Service Class	**Prudential Investment Mgts Service FBO Mutual Fund Clients	100 Mulberry Street 3 Gateway Center Floor 11 Mail Stop NJ 05-11-20 Newark, NJ 07102

Equity Dividend	20.87	Service Class	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

Euro Fund	83.28	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address
Euro Fund	90.80	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Euro Fund	91.05	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Euro Fund	85.10	Class R	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Euro Fund	12.81	Class R	**Hartford Life Ins Co Separate	PO Box 2999 Hartford, CT 06104

Euro Fund	77.42	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Exchange Portfolio	8.02	BlackRock Class	**National City Bank T/U/A Ruth Lilly	PO Box 94984 Cleveland, OH 44101-4984

Exchange Portfolio	7.71	BlackRock Class	**National City Bank TR O/THE G Garretson Wade Charitable	PO Box 94984 Cleveland, OH 44101-4984

Total Return FDP	100.00	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Total Return FDP	100.00	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Total Return FDP	99.96	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Total Return FDP	100.00	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

FL Municipal	89.84	Investor A1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

FL Municipal	89.23	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

FL Municipal	96.54	Investor C1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address
FL Municipal	89.01	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

FL Municipal	94.58	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

FL Municipal	5.70	Investor C	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

FL Municipal	79.49	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

FL Municipal	8.16	Investor C	**First Clearing, LLC Danny Norton	4096 Barber Brothers Circle Macclenny, FL 32063-9628

Focus Twenty	92.54	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Focus Twenty	88.33	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Focus Twenty	89.69	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Focus Twenty	91.00	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Focus Twenty	7.13	Institutional	**FTC & CO Datalynx	PO Box 173736 Denver, CO 80217-3736

Focus Value	91.43	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Focus Value	88.50	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Focus Value	93.68	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Focus Value	99.72	Class R	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Focus Value	78.98	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address

Fundamental Growth Fund	93.57	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fundamental Growth Fund	96.68	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fundamental Growth Fund	96.99	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fundamental Growth Fund	97.93	Class R	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fundamental Growth Fund	98.67	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fundamental Growth PPF	95.55	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fundamental Growth PPF	89.70	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fundamental Growth PPF	95.40	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fundamental Growth PPF	96.48	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Allocation Fund	88.16	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Allocation Fund	93.33	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Allocation Fund	93.06	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Allocation Fund	89.76	Class R	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Allocation Fund	6.92	Class R	**Hartford Life Ins Co Separate	PO Box 2999 Hartford, CT 06104

Global Allocation Fund	88.85	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address
Global Dynamic Equity	92.19	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Dynamic Equity	94.07	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Dynamic Equity	96.57	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Dynamic Equity	99.09	Class R	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Dynamic Equity	95.35	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Financial Services	67.13	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Financial Services	6.27	Investor A	**Hartford Life Ins Co Separate	PO Box 2999 Hartford, CT 06104

Global Financial Services	88.13	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Financial Services	87.36	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Financial Services	58.74	Class R	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Financial Services	34.72	Class R	**Hartford Life Ins Co Separate	PO Box 2999 Hartford, CT 06104

Global Financial Services	94.17	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Growth	90.22	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Growth	91.99	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Growth	91.25	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address
Global Growth	100.00	Class R	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Growth	95.80	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Opportunities Portfolio	5.36	Investor A	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

Global Opportunities Portfolio	8.70	Investor A	**Raymond James & Assoc Inc FBO Decatur Memoria	880 Carillon Pkwy ST Petersburg, FL 33716

Global Opportunities Portfolio	6.96	Investor A	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

Global Opportunities Portfolio	9.04	Investor B	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

Global Opportunities Portfolio	25.73	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Opportunities Portfolio	13.74	Investor C	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

Global Opportunities Portfolio	28.24	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Opportunities Portfolio	55.57	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Opportunities Portfolio	6.21	Institutional	**Gerlach & Co LLC FBO DCP Global LP	3800 Citibank Center B3-12 Tampa, FL 33610

Global Resources Portfolio	27.13	Investor A	**Lincoln National Life Insurance Company	1300 S Clinton Street Fort Wayne, IN 46802-3506

Global Resources Portfolio	9.31	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Resources Portfolio	16.72	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Resources Portfolio	8.41	Investor C	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Fund	% of Class	Class	Name	Address
Global Resources Portfolio	31.74	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Resources Portfolio	8.04	Institutional	John J Sie and Anna M Sie JTWROS	3300 E 1st Ave Ste 390 Denver, CO 80206-5806

Global Resources Portfolio	47.88	Institutional	**J.P. Morgan Chase as Directed Trust FBO Metlife Retirement Plans	8515 E Orchard Road 2T2 Greenwood Village, CO 80111

Global Resources Portfolio	6.33	Institutional	**Lauer & Co	PO Box 58997 Philadelphia, PA 19103

Science & Tech Opportunities	16.34	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Science & Tech Opportunities	24.08	Investor A	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

Science & Tech Opportunities	5.82	Investor B	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Science & Tech Opportunities	15.86	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Science & Tech Opportunities	34.45	Investor B	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

Science & Tech Opportunities	7.81	Investor C	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Science & Tech Opportunities	18.42	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Science & Tech Opportunities	6.00	Institutional	**Wells Fargo Bank NA FBO Bloom, Robert Pension Plan	PO Box 1533 Minneapolis, MN 55480

Science & Tech Opportunities	5.54	Institutional	**Wells Fargo Bank NA FBO Otteson, William B IRA	PO Box 1533 Minneapolis, MN 55480

Science & Tech Opportunities	40.19	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address
Science & Tech Opportunities	8.92	Service Class	**E Trade Clearing LLC IRA Custodian	PO Box 989030 West Sacramento, CA 95798-9030

Science & Tech Opportunities	9.60	Service Class	**Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-9998

Science & Tech Opportunities	8.24	Service Class	**Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-9998

Science & Tech Opportunities	10.62	Service Class	**Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-9998

Science & Tech Opportunities	35.21	Service Class	**Ameritrade Inc	PO Box 2226 Omaha, NE 68103-2226

Science & Tech Opportunities	11.89	Service Class	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

Science & Tech Opportunities	10.83	Service Class	**E Trade Clearing LLC	PO Box 989030 West Sacramento, CA 95798-9030

Global SmallCap	94.26	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global SmallCap	93.90	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global SmallCap	96.97	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global SmallCap	92.06	Class R	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global SmallCap	5.84	Class R	**Hartford Life Ins Co Separate	PO Box 2999 Hartford, CT 06104

Global SmallCap	93.20	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Technology Fund	88.10	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Technology Fund	89.25	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address
Global Technology Fund	90.96	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Technology Fund	91.59	Class R	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Technology Fund	8.24	Class R	**MG Trust Company Cust FBO Summit Software 401k Plan	700 17th Street Suite 300 Denver, CO 80202

Global Technology Fund	87.17	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

GNMA Portfolio	97.34	BlackRock Class	**NFS LLC FEBO The Northern Trust Company	PO Box 92956 Chicago, IL 60675-2956

GNMA Portfolio	7.95	Investor A	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

GNMA Portfolio	7.13	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

GNMA Portfolio	11.82	Investor A	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

GNMA Portfolio	10.03	Investor A	**Nationwide Bank Trust	PO Box 182029 Columbus, OH 43218-2029

GNMA Portfolio	9.26	Investor A	**Saxon and Co	PO Box 7780-1888 PHILADELPHIA PA 19182

GNMA Portfolio	8.91	Investor A	**NFS LLC FEBO Seligman Friedmand and Co PC TT c/o Trans Tech Keith Garrison	461 Harrisport Court Middletown, PA 17057

GNMA Portfolio	6.62	Investor B	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

GNMA Portfolio	8.77	Investor B	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

GNMA Portfolio	22.45	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address
GNMA Portfolio	11.17	Investor B	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

GNMA Portfolio	5.46	Investor C	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

GNMA Portfolio	5.31	Investor C	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

GNMA Portfolio	61.56	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

GNMA Portfolio	95.62	Institutional	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

GNMA Portfolio	90.53	Service Class	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Gov’t Income Portfolio	99.94	BlackRock Class	Louis V Gerstner JR Foundation Inc IBM Corporation Louis V Gerstner JR Chairman	New Orchard Road Armonk, NY 10504

Gov’t Income Portfolio	73.94	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Gov’t Income Portfolio	6.33	Investor B	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

Gov’t Income Portfolio	7.96	Investor B	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Gov’t Income Portfolio	27.92	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Gov’t Income Portfolio	7.07	Investor B	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

Gov’t Income Portfolio	95.94	Investor B1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Gov’t Income Portfolio	5.87	Investor C	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Fund	% of Class	Class	Name	Address
Gov’t Income Portfolio	46.14	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Gov’t Income Portfolio	97.52	Investor C1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Gov’t Income Portfolio	98.92	Class R	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Gov’t Income Portfolio	99.20	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Gov’t Income Portfolio	11.42	Service Class	**NFS LLC FEBO Kristin M Fries	177 Sunburst Circle East Amherst, NY 14051

Gov’t Income Portfolio	12.81	Service Class	**NFS LLC FEBO John J Thompson	326 Cadman Drive Williamsville, NY 14221

Gov’t Income Portfolio	7.52	Service Class	**NFS LLC FEBO Anh N Allder	7611 Fisher Drive Falls Church, VA 22043

Gov’t Income Portfolio	18.38	Service Class	**NFS LLC FEBO FMT Co Cust IRA Rollover FBO Allen R Coffin	6101 Virgo Court Burke, VA 22015

Gov’t Income Portfolio	6.52	Service Class	**NFS LLC FEBO FMT Co Cust IRA Rollover FBO Anh N Allder	7611 Fisher Drive Falls Church, VA 22043

Gov’t Income Portfolio	5.15	Service Class	**NFS LLC FEBO FMT Co Cust IRA Rollover FBO M Suzzanne Barry	720 Jackson Street Herndon, VA 20170

Gov’t Income Portfolio	6.50	Service Class	**NFS LLC FEBO FMT Co Cust IRA Rollover FBO Robert S Templeton	52 Spring Road Laurens, SC 29360

Gov’t Income Portfolio	5.98	Service Class	**NFS LLC FEBO Robert L Dellett Karen L Dellett	125 Maryanne Ave SW Leesburg, VA 20175

Gov’t Income Portfolio	7.99	Service Class	**NFS LLC FEBO Robert S Templeton Miriam H Templeton	52 Spring Road Laurens, SC 29360

Growth Prepared	98.37	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address
Growth Prepared	99.88	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Growth Prepared	99.74	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Growth Prepared	56.81	Class R	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Health Sciences Opportunities	5.38	Investor A	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Health Sciences Opportunities	16.26	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Health Sciences Opportunities	13.75	Investor A	**Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122

Health Sciences Opportunities	9.33	Investor B	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Health Sciences Opportunities	19.90	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Health Sciences Opportunities	5.07	Investor C	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

Health Sciences Opportunities	10.01	Investor C	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Health Sciences Opportunities	50.74	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Health Sciences Opportunities	61.65	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Health Sciences Opportunities	12.74	Institutional	**Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122

Health Sciences Opportunities	60.75	Service Class	**Prudential Investment Management	100 Mulberry Street 3 Gateway Center Floor 11 Mail Stop NJ 05-11-20 Newark, NJ 07102

Fund	% of Class	Class	Name	Address
Healthcare Fund	88.97	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Healthcare Fund	93.00	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Healthcare Fund	94.01	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Healthcare Fund	99.35	Class R	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Healthcare Fund	81.47	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

High Income Fund	91.78	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

High Income Fund	90.61	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

High Income Fund	96.76	Investor C1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

High Income Fund	87.19	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

High Income Fund	99.00	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

High Yield Bond Portfolio	89.76	B1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

High Yield Bond Portfolio	93.86	Investor C1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

High Yield Bond Portfolio	99.63	Class R	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

High Yield Bond Portfolio	11.57	BlackRock Class	** Savings Plans for Employees & Partners of Price Waterhouse Coopers LLP	300 Madison Ave New York, NY 10017-6232

Fund	% of Class	Class	Name	Address

High Yield Bond Portfolio	16.62	BlackRock Class	**KPMG Retirement Plan c/o Bank of New York Trustee	One Wall Street New York, NY 10086

High Yield Bond Portfolio	9.44	BlackRock Class	**Bank of New York Wendel & Co.	2 Hanson Place 6th Floor Brooklyn, NY 11217

High Yield Bond Portfolio	13.71	BlackRock Class	**UNUM Provident Corporation	1 Fountain Square 6N Chattanooga, TN 37402

High Yield Bond Portfolio	5.69	BlackRock Class	**Saxon and Co	PO Box 7780-1888 PHILADELPHIA PA 19182

High Yield Bond Portfolio	7.09	BlackRock Class	**Retirement Benefit Accumulation Plan for Employees of Price Waterhouse Coopers LLP	1 Wall Street 12th Floor North New York, NY 10286-0000

High Yield Bond Portfolio	8.88	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

High Yield Bond Portfolio	11.62	Investor B	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

High Yield Bond Portfolio	16.57	Investor B	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

High Yield Bond Portfolio	15.33	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

High Yield Bond Portfolio	9.91	Investor B	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

High Yield Bond Portfolio	8.82	Investor C	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

High Yield Bond Portfolio	11.99	Investor C	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

High Yield Bond Portfolio	43.35	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor

High Yield Bond Portfolio	9.16	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

High Yield Bond Portfolio	6.15	Institutional	**Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122

Fund	% of Class	Class	Name	Address
High Yield Bond Portfolio	53.16	Institutional	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

High Yield Bond Portfolio	48.08	Service Class	**Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122

High Yield Bond Portfolio	32.75	Service Class	**Mercantile Safe Dep & Tr Co	1100 Abernathy Road 500 Northpark Suite 400 Atlanta, GA 30328

High Yield Municipal	99.05	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

High Yield Municipal	99.81	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

High Yield Municipal	99.26	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Index Equity	7.04	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Index Equity	23.64	Investor A	**Reliance Trust Company, Trustee FBO MetLife NAV Plans	8515 E Orchard Rd 2T2 Greenwood Village CO 80111

Index Equity	6.12	Investor A	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

Index Equity	37.65	Investor A	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Index Equity	8.22	Investor B	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

Index Equity	8.54	Investor B	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Index Equity	36.10	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Index Equity	12.05	Investor B	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

Fund	% of Class	Class	Name	Address

Index Equity	20.48	Investor C	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Index Equity	52.04	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Index Equity	5.51	Institutional	**Equitable Resources Ins Co Ltd c/o Equitable Resources Marsh Mgmt Svcs Cayman Ltd	1st Caribbean House 3rd Floor Shedden Road PO Box 1051 Grand Cayman 37 00000

Index Equity	86.60	Institutional	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Index Equity	6.92	Service Class	**Horace Mann Life Insurance Group Annuity Separate Account	1 Horace Mann Plaza Springfield, IL 62715

Index Equity	44.60	Service Class	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

Index Equity	11.72	Service Class	**NFS LLC First Charter Back Trustee Concord Telephone Company Employees’ Savings Plans Plus	10200 David Taylor Drive Charlotte, NC 28262-2373

Index Equity	28.21	Service Class	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Inflation Protected	99.83	BlackRock Class	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Inflation Protected	59.04	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Inflation Protected	22.21	Investor A	Lyons Township School Robert G Healy Treasurer	930 Barnsdale Road LA Grange Park, IL 60526-1604

Inflation Protected	82.87	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Inflation Protected	94.31	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Inflation Protected	24.91	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address
Inflation Protected	74.74	Institutional	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Inflation Protected	17.45	Service Class	**Wells Fargo Bank NA FBO Saturno Foundation	PO Box 1533 Minneapolis, MN 55480

Inflation Protected	13.11	Service Class	**Wells Fargo Bank NA FBO Saturno Bros. Itl Orp Fdn	PO Box 1533 Minneapolis, MN 55480

Inflation Protected	5.47	Service Class	**Wells Fargo Bank NA FBO Victor Saturno Irrev TUA	PO Box 1533 Minneapolis, MN 55480

Inflation Protected	13.19	Service Class	**Wells Fargo Bank NA FBO Weston Havens Foundation-SP-MUT-ALL	PO Box 1533 Minneapolis, MN 55480

Inflation Protected	13.16	Service Class	**Wells Fargo Bank NA FBO Eastern Global Inv Tr, LLC NRA - IM	PO Box 1533 Minneapolis, MN 55480

Inflation Protected	13.16	Service Class	**Wells Fargo Bank NA FBO Schoenberg, Matthew Tr - (STAM) IMA	PO Box 1533 Minneapolis MN 55480

Inflation Protected	13.02	Service Class	**Wells Fargo Bank NA FBO WATTIS, GARY L.-SP-MUT-ALL	PO Box 1533 Minneapolis MN 55480

Intermediate Bond II	17.17	BlackRock Class	**The Bank of New York FBO UNIVERSITY OF ARKANSAS FOUNDATION	One Wall Street New York, NY 10286

Intermediate Bond II	31.33	BlackRock Class	**KPMG Retirement Plan Master Trust c/o Bank of New York Trustee	One Wall Street New York, NY 10086

Intermediate Bond II	11.33	BlackRock Class	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Intermediate Bond II	9.16	BlackRock Class	**CitiBank NA TTEE NYU Hospital Center Retirement Plan	111 Wall Street 14th Floor New York, NY 10005

Intermediate Bond II	13.18	Investor A	**STATE STREET BANK & TRUST CO FBO ADP/MSDW ALLIANCE	105 ROSEMONT AVENUE WESTWOOD MA 02090

Fund	% of Class	Class	Name	Address
Intermediate Bond II	6.71	Investor A	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

Intermediate Bond II	19.15	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Intermediate Bond II	6.23	Investor A	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

Intermediate Bond II	13.20	Investor A	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Intermediate Bond II	12.95	Investor B	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

Intermediate Bond II	10.75	Investor B	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Intermediate Bond II	37.47	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Intermediate Bond II	10.43	Investor B	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

Intermediate Bond II	12.76	Investor C	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

Intermediate Bond II	10.29	Investor C	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Intermediate Bond II	53.08	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Intermediate Bond II	26.51	Institutional	**Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122

Intermediate Bond II	65.09	Institutional	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Intermediate Bond II	81.77	Service Class	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

Fund	% of Class	Class	Name	Address
Intermediate Bond II	16.38	Service Class	**Wells Fargo Funds Management LLC Exclusive Benefit of its Customers Wells Fargo Advisor Program	100 Heritage Reserve Menomonee Falls, WI 53051

Intermediate Gov’t Bond	26.22	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Intermediate Gov’t Bond	5.36	Investor A	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Intermediate Gov’t Bond	7.58	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Intermediate Gov’t Bond	5.05	Investor C	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

Intermediate Gov’t Bond	7.22	Investor C	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Intermediate Gov’t Bond	42.56	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Intermediate Gov’t Bond	5.86	Service Class	**Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122

Intermediate Gov’t Bond	9.42	Service Class	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

Intermediate Gov’t Bond	38.45	Service Class	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Intermediate Gov’t Bond	22.24	Service Class	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Intermediate Gov’t Bond	11.49	Institutional	**Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122

Intermediate Gov’t Bond	73.96	Institutional	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Intermediate Municipal	95.65	Investor A1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Intermediate Municipal	95.38	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address
Intermediate Municipal	99.35	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Intermediate Municipal	60.55	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Intermediate Municipal	37.25	Investor A	**First Clearing, LLC SHAUN MICHEEL & STEPHANIE MICHEEL JT TEN	3100 KENNEY DR GERMANTOWN TN 38139-8041

Intermediate Municipal	100.00	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Int’l Fund	93.90	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Int’l Fund	98.14	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Int’l Fund	90.65	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Int’l Fund	90.97	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Int’l Bond Portfolio	6.25	BlackRock Class	**Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122

Int’l Bond Portfolio	25.23	BlackRock Class	**KNOTFLOAT & CO	1200 CROWN COLONY DR QUINCY MA 02169-0000

Int’l Bond Portfolio	9.57	Investor A	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Int’l Bond Portfolio	6.23	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Int’l Bond Portfolio	9.94	Investor B	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

Int’l Bond Portfolio	14.58	Investor B	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Fund	% of Class	Class	Name	Address
Int’l Bond Portfolio	13.38	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Int’l Bond Portfolio	6.98	Investor B	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

Int’l Bond Portfolio	14.95	Investor C	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Int’l Bond Portfolio	38.69	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Int’l Bond Portfolio	10.21	Institutional	**Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122

Int’l Bond Portfolio	42.31	Institutional	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Int’l Bond Portfolio	29.79	Service Class	**Prudential Investment Mgts Service FBO Mutual Fund Clients	100 Mulberry Street 3 Gateway Center Floor 11 Mail Stop NJ 05-11-20 Newark, NJ 07102

Int’l Bond Portfolio	18.42	Service Class	**Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122

Int’l Bond Portfolio	6.62	Service Class	**NABANK & CO	PO Box 2180 TULSA, OK 74101

Int’l Index	97.46	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Int’l Index	29.65	Institutional	**Mercer Trust Company TTEE FBO QUEBECOR WORLD (USA) INC. 401K PLAN	INVESTORS WAY MS N-4-L NORWOOD, MA 02062

Int’l Index	62.20	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Int’l Opportunities	5.21	Investor A	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

Int’l Opportunities	5.76	Investor A	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Fund	% of Class	Class	Name	Address
Int’l Opportunities	9.34	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Int’l Opportunities	6.94	Investor A	**Nationwide Bank Trust C/O IPO PORTFOLIO ACCOUNTING	PO Box 182029 COLUMBUS OH 43218-2029

Int’l Opportunities	8.68	Investor B	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

Int’l Opportunities	10.68	Investor B	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Int’l Opportunities	18.94	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Int’l Opportunities	7.16	Investor B	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

Int’l Opportunities	8.49	Investor C	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

Int’l Opportunities	14.54	Investor C	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Int’l Opportunities	36.44	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Int’l Opportunities	6.12	Institutional	**Prudential Investment Mgts Service FBO Mutual Fund Clients	100 Mulberry Street 3 Gateway Center Floor 11 Mail Stop NJ 05-11-20 Newark, NJ 07102

Int’l Opportunities	17.07	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Int’l Opportunities	5.24	Institutional	**Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122

Int’l Opportunities	6.82	Institutional	**KPMG PEAT MARWICK RETIREMENT PLANS MASTER TRUST c/o Bank of New York Trustee ATTN SHABAT ZAIDI	ONE WALL STREET New York, NY 10286

Int’l Opportunities	23.26	Institutional	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Fund	% of Class	Class	Name	Address
Int’l Value	93.53	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Int’l Value	97.64	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Int’l Value	98.45	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Int’l Value	97.11	Class R	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Int’l Value	6.71	Institutional	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Int’l Value	53.59	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Int’l Value	5.26	Institutional	**WACHOVIA BANK FBO VARIOUS RETIREMENT PLANS	1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288

Int’l Value	6.06	Institutional	**Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122

Int’l Value	7.89	Institutional	**FIDELITY MGMT TRUST CO TTEE NOVARTIS CORP INV SAVINGS PLAN MASTER TRUST	82 DEVONSHIRE ST Z1M BOSTON MA 02109

International Opportunities	22.03	Service Class	**Prudential Investment Mgts Service FBO Mutual Fund Clients	100 Mulberry Street 3 Gateway Center Floor 11 Mail Stop NJ 05-11-20 Newark, NJ 07102

International Opportunities	29.13	Service Class	**Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122

International Opportunities	16.61	Service Class	**NFS LLC USB FBO FUND*X UPGRADER FUND	PO Box 1787 MILWAUKEE, OH 53201

Investment Trust	29.79	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Investment Trust	6.15	Institutional	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Fund	% of Class	Class	Name	Address
Investment Trust	89.94	Service Class	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Investment Trust	6.01	Service Class	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

KY Municipal	6.83	Investor A	**UBS FINANCIAL SERVICES INC. FBO RICHARD E. CHAPMAN	11200 BODLEY DRIVE LOUISVILLE KY 40223-1386

KY Municipal	48.54	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

KY Municipal	5.70	Investor A	**LPL Financial Services	9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968

KY Municipal	5.39	Investor A	**LPL Financial Services	9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968

KY Municipal	5.36	Investor A	**LPL Financial Services	9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968

KY Municipal	17.69	Investor A	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

KY Municipal	5.37	Investor B	**NFS LLC FEBO # ALAN E SHADBURNE	10716 SHELBYVILLE ROAD LOUISVILLE KY 40243

KY Municipal	7.04	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

KY Municipal	82.40	Investor B	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

KY Municipal	83.42	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

KY Municipal	15.31	Investor C	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

KY Municipal	7.32	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address
KY Municipal	85.06	Institutional	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

KY Municipal	70.55	Service Class	**PFPC FBO Hilliard Lyons/Capital	760 Moore Road King of Prussia, PA 19406

KY Municipal	29.45	Service Class	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Large Cap Core	85.47	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Large Cap Core	93.68	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Large Cap Core	97.33	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Large Cap Core	84.76	Class R	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Large Cap Core	11.37	Class R	**Hartford Life Ins Co Separate ACCOUNT	PO Box 2999 Hartford, CT 06104

Large Cap Core	88.01	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Large Cap Growth	77.51	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Large Cap Growth	5.32	Investor A	**NATIONWIDE BANK TRUST C/O IPO PORTFOLIO ACCOUNTING	PO Box 182029 COLUMBUS OH 43218-2029

Large Cap Growth	88.95	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Large Cap Growth	96.82	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Large Cap Growth	96.42	Class R	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Large Cap Growth	88.34	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address
Large Cap Growth	72.08	Service Class	**PFPC FBO Hilliard Lyons/Capital	760 Moore Road King of Prussia, PA 19406

Large Cap Growth	6.53	Service Class	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Large Cap Value	28.05	Investor A	**Prudential Investment Mgts Service FBO Mutual Fund Clients	100 Mulberry Street 3 Gateway Center Floor 11 Mail Stop NJ 05-11-20 Newark, NJ 07102

Large Cap Value	27.29	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Large Cap Value	7.67	Investor A	**JOHN HANCOCK LIFE INSURANCE COMPANY (USA) RPS SEG FUNDS & ACCOUNTING, ET-7	601 CONGRESS ST BOSTON MA 02210-2805

Large Cap Value	82.70	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Large Cap Value	93.93	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Large Cap Value	91.04	Class R	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Large Cap Value	69.76	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Large Cap Value	9.38	Institutional	**ING LIFE INSURANCE & ANNUITY	151 FARMINGTON AVE Hartford, CT 06156

Large Cap Value	5.64	Institutional	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Large Cap Value	15.91	Service Class	**PFPC FBO Hilliard Lyons/Capital	760 Moore Road King of Prussia, PA 19406

Large Cap Value	6.64	Service Class	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

Large Cap Value	5.09	Service Class	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Fund	% of Class	Class	Name	Address
Latin America Fund	66.13	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Latin America Fund	60.00	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Latin America Fund	69.35	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Latin America Fund	91.95	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Low Duration Portfolio	91.95	Investor B1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Low Duration Portfolio	93.50	Investor B2	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Low Duration Portfolio	6.87	BlackRock Class	**MASON TENDERS DISTRICT COUNCIL ANNUITY FUND	520 EIGHTH AVE STE 600 New York, NY 10018

Low Duration Portfolio	5.84	BlackRock Class	**MASON TENDERS DISTRICT COUNCIL WELFARE FUND	520 EIGHTH AVE STE 600 New York, NY 10018

Low Duration Portfolio	9.51	BlackRock Class	**The Metropolitan Museum of Art	1000 Fifth Ave New York, NY 10028

Low Duration Portfolio	6.56	BlackRock Class	**New York State Nurses Association Benefits Fund	P O Box 12430 Albany, NY 12212

Low Duration Portfolio	7.24	BlackRock Class	**Northern Trust Company	PO Box 92956 Chicago, IL 60675-2956

Low Duration Portfolio	6.98	BlackRock Class	**CAPINCO C/O US BANK	PO Box 1787 MILWAUKEE WI 53201-1787

Low Duration Portfolio	11.06	BlackRock Class	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Low Duration Portfolio	5.74	Investor A	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

Low Duration Portfolio	12.49	Investor A	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Fund	% of Class	Class	Name	Address
Low Duration Portfolio	22.16	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Low Duration Portfolio	5.17	Investor A	**Saxon and Co	PO Box 7780-1888 PHILADELPHIA PA 19182

Low Duration Portfolio	16.85	Investor B	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

Low Duration Portfolio	9.12	Investor B	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Low Duration Portfolio	34.05	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Low Duration Portfolio	11.62	Investor B	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

Low Duration Portfolio	9.14	Investor C	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

Low Duration Portfolio	8.44	Investor C	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Low Duration Portfolio	55.93	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Low Duration Portfolio	97.40	Investor C1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Low Duration Portfolio	97.26	Investor C2	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Low Duration Portfolio	14.82	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Low Duration Portfolio	67.38	Institutional	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Low Duration Portfolio	90.18	Service Class	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

Low Duration Portfolio	6.09	Service Class	**Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122

Fund	% of Class	Class	Name	Address
Low Duration Portfolio	96.82	Investor A1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Managed Income	5.68	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Managed Income	27.33	Investor A	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

Managed Income	41.17	Investor A	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Managed Income	35.09	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Managed Income	39.40	Investor B	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

Managed Income	9.28	Investor C	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Managed Income	71.78	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Managed Income	96.90	Institutional	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Managed Income	6.89	Service Class	**MARIL & CO FBO 6K C/O M&I TRUST CO, NA ATTN MUTUAL FUNDS	11270 WEST PARK PLACE SUITE 400 - PPW-08-WM MILWAUKEE WI 53224

Managed Income	91.27	Service Class	**PFPC FBO Hilliard Lyons/Capital	760 Moore Road King of Prussia, PA 19406

Growth FDP	100.00	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Growth FDP	99.90	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address
Growth FDP	99.96	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Growth FDP	100.00	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Research Int’l FDP	100.00	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Research Int’l FDP	100.00	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Research Int’l FDP	99.96	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Research Int’l FDP	100.00	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Mid-Cap Growth Equity	5.72	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Mid-Cap Growth Equity	8.25	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Mid-Cap Growth Equity	12.07	Investor B	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

Mid-Cap Growth Equity	11.20	Investor C	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Mid-Cap Growth Equity	37.37	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Mid-Cap Growth Equity	26.35	Institutional	**J.P. Morgan Chase as Directed Trust FBO Metlife Retirement Plans	8515 E Orchard Road 2T2 Greenwood Village, CO 80111

Mid-Cap Growth Equity	20.50	Institutional	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Mid-Cap Growth Equity	34.95	Institutional	**Saxon and Co	PO Box 7780-1888 PHILADELPHIA PA 19182

Fund	% of Class	Class	Name	Address
Mid-Cap Growth Equity	69.96	Service Class	**PFPC FBO Hilliard Lyons/Capital	760 Moore Road King of Prussia, PA 19406

Mid-Cap Growth Equity	11.95	Service Class	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

Mid-Cap Growth Equity	11.34	Service Class	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Mid-Cap Value Equity	14.98	Investor A	**Lincoln National Life Insurance Company	1300 S Clinton Street Fort Wayne, IN 46802-3506

Mid-Cap Value Equity	6.58	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Mid-Cap Value Equity	10.92	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Mid-Cap Value Equity	7.61	Investor C	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Mid-Cap Value Equity	44.47	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Mid-Cap Value Equity	18.48	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Mid-Cap Value Equity	14.35	Institutional	**J.P. Morgan Chase as Directed Trust FBO Metlife Retirement Plans	8515 E Orchard Road 2T2 Greenwood Village, CO 80111

Mid-Cap Value Equity	5.61	Institutional	**Fidelity Investments Institutional OP CO INC FIIOC AS Agent for certain Employee Benefit Plans	100 Magellan Way (KW1C) Covington, KY 41015-0000

Mid-Cap Value Equity	14.33	Institutional	**NFS LLC USB FBO FUND*X UPGRADER FUND	PO Box 1787 MILWAUKEE OH 53201

Mid-Cap Value Equity	5.66	Institutional	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Mid-Cap Value Equity	5.53	Institutional	**NFS LLC FEBO State Street Bank & Trust Trust Operations	1333 8th ST S Moorehead, MN 56560-3604

Fund	% of Class	Class	Name	Address
Mid-Cap Value Equity	10.00	Service Class	**Prudential Investment Mgts Service FBO Mutual Fund Clients	100 Mulberry Street 3 Gateway Center Floor 11 Mail Stop NJ 05-11-20 Newark, NJ 07102

Mid-Cap Value Equity	12.57	Service Class	**Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122

Mid-Cap Value Equity	9.09	Service Class	**PFPC FBO Hilliard Lyons/Capital	760 Moore Road King of Prussia, PA 19406

Mid-Cap Value Equity	55.20	Service Class	**UBS-FTC FBO: NAUGATUCK SAVINGS BK UBS FIDUCIARY TRUST	1200 Harbor Blvd 6th Floor Weehawken, NJ 07086

Mid Cap Value Opportunities	80.51	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Mid Cap Value Opportunities	92.56	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Mid Cap Value Opportunities	95.79	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Mid Cap Value Opportunities	94.17	Class R	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Mid Cap Value Opportunities	96.16	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Moderate Prepared	99.22	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Moderate Prepared	98.57	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Moderate Prepared	98.96	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Moderate Prepared	81.58	Class R	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Municipal Insured	87.67	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address
Municipal Insured	95.98	Investor C1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Municipal Insured	70.98	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Municipal Insured	88.80	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Municipal Insured	95.90	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

National Municipal	82.80	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

National Municipal	90.90	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

National Municipal	62.68	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

National Municipal	92.07	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

National Municipal	95.15	Investor C1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Natural Resources	66.05	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Natural Resources	18.14	Investor A	**Hartford Life Ins Co Separate	PO Box 2999 Hartford, CT 06104

Natural Resources	90.31	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Natural Resources	93.52	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Natural Resources	95.88	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

NJ Municipal	88.12	Investor A1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address
NJ Municipal	6.39	Investor B	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

NJ Municipal	13.38	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

NJ Municipal	45.49	Investor B	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

NJ Municipal	90.14	Investor B1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

NJ Municipal	94.77	Investor C1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

NJ Municipal	21.84	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

NJ Municipal	76.27	Institutional	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

NJ Municipal	47.96	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

NJ Municipal	6.08	Investor A	VALERIE F BENNETT	124 COLT LN GLADSTONE NJ 07934-2027

NJ Municipal	9.60	Investor A	**Pershing LLC	P. O. Box 2052 JERSEY CITY, NJ 07303-9998

NJ Municipal	14.62	Investor A	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

NJ Municipal	83.76	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

NJ Municipal	6.35	Investor C	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

NJ Municipal	5.34	Service Class	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

Fund	% of Class	Class	Name	Address
NJ Municipal	23.45	Service Class	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

NY Municipal	86.09	InvestorA1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

NY Municipal	90.23	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

NY Municipal	95.77	Investor C1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

NY Municipal	90.62	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

NY Municipal	10.93	Investor A	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

NY Municipal	36.55	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

NY Municipal	8.25	Investor A	Lynne R Quinn Living Paul F Quinn TTEE Trust UAD 1/23/04	99 SUNSET HILL RD PLEASANT VLY NY 12569-5027

NY Municipal	15.46	Investor A	**First Clearing, LLC Vickram Bedi	165 Main Street Mount Kisco, NY 10549

NY Municipal	71.35	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

NY Municipal	9.06	Investor C	**UBS FINANCIAL SERVICES INC. FBO FLORENCE P. SHIENTAG	737 PARK AVE APT 6E New York, NY 10021-4256

NY Municipal	8.45	Investor C	**First Clearing, LLC THEODORA GRACE FRISCIA	1186 Mason Ave Staten Island, NY 10306-5115

OH Municipal	7.89	Investor A	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

OH Municipal	18.64	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address
OH Municipal	5.30	Investor A	**UBS FINANCIAL SERVICES INC. FBO CATHERINE BITSOFF, TRUSTEE CATHERINE BITSOFF TRUST	7211 PICKWAY CINCINNATI OH 45233-4246

OH Municipal	5.41	Investor A	**Pershing LLC	P. O. Box 2052 JERSEY CITY, NJ 07303-2052

OH Municipal	14.44	Investor A	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

OH Municipal	60.56	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

OH Municipal	81.24	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

OH Municipal	5.37	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

OH Municipal	89.91	Institutional	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

OH Municipal	98.37	Service Class	**PFPC FBO Hilliard Lyons/Capital	760 Moore Road King of Prussia, PA 19406

Pacific Fund	81.92	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Pacific Fund	93.07	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Pacific Fund	95.51	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Pacific Fund	79.16	Class R	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Pacific Fund	19.57	Class R	**Hartford Life Ins Co Separate	PO Box 2999 Hartford, CT 06104

Pacific Fund	89.84	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address
PA Municipal	83.92	Investor A1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

PA Municipal	6.68	Investor B	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

PA Municipal	73.38	Investor B	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

PA Municipal	87.69	Investor B1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

PA Municipal	96.93	Investor C1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

PA Municipal	92.57	Institutional	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

PA Municipal	37.32	Service Class	**PFPC FBO Hilliard Lyons/Capital	760 Moore Road King of Prussia, PA 19406

PA Municipal	50.17	Service Class	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

PA Municipal	7.90	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

PA Municipal	62.43	Investor A	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

PA Municipal	54.51	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

PA Municipal	7.41	Investor C	**A G Edwards & Sons Inc FBO Diane S Kedash	One North Jefferson St Louis, MO 63103-2287

PA Municipal	5.36	Investor C	**Pershing LLC	P. O. Box 2052 JERSEY CITY, NJ 07303-9998

PA Municipal	12.49	Investor C	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

S&P 500 Index	95.11	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address
S&P 500 Index Fund	97.63	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Short-Term Bond	98.30	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Short-Term Bond	93.89	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Short-Term Bond	97.58	Investor C1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Short-Term Bond	99.69	Class R	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Short-Term Bond	84.20	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Short-Term Bond	7.83	Institutional	**Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122

Short-Term Bond	99.20	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Short-Term Municipal	85.05	Investor A1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Short-Term Municipal	9.93	Investor A1	**NFS LLC FEBO Internet Resource Management	PO Box 1329 Fort Mill, SC 29716

Short-Term Municipal	91.82	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Short-Term Municipal	83.25	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Short-Term Municipal	100.00	BlackRock Class	**Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122

Short-Term Municipal	96.74	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Short-Term Municipal	99.83	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address
Small Cap Core Equity	45.95	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Small Cap Core Equity	5.51	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Small Cap Core Equity	34.28	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Small Cap Core Equity	22.82	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Small Cap Core Equity	11.74	Institutional	**Mercer Trust Company TTEE FBO ARCH COAL EMPLOYEE THRIFT PLAN	ONE INVESTORS WAY Norwood, MA 02062-0000

Small Cap Core Equity	11.94	Institutional	**Mercer Trust Company TTEE FBO Magnum Coal Company 401(k) Plan	One Investors Way MS N-1-D Norwood, MA 02062

Small Cap Core Equity	34.75	Service Class	**NFS LLC FEBO NATC & CO	10881 Lowell Ave Ste 100 Overland Park, KS 66210-1666

Small Cap Core Equity	20.74	Service Class	**NFS LLC FEBO NATC & CO	10881 Lowell Ave Ste 100 Overland Park, KS 66210-1666

Small Cap Core Equity	6.08	Service Class	**NFS LLC FEBO NFS/FMTC IRA FBO DELBERT F BUNCH	2820 Lakecrest Drive Las Vegas, NV 89128

Small Cap Growth Equity	6.87	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Small Cap Growth Equity	10.32	Investor A	**NFS LLC FEBO BONY Cust for PAS Small Cap FOF Anthony Cirelli	90 Washington Street 11th Floor New York, NY 10286

Small Cap Growth Equity	14.43	Investor A	**RBC Dain Rauscher FBO Fairview Health Services	400 Stinson Blvd Minneapolis, MN 55413-0000

Small Cap Growth Equity	6.71	Investor A	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

Small Cap Growth Equity	11.04	Investor A	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Fund	% of Class	Class	Name	Address
Small Cap Growth Equity	29.01	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Small Cap Growth Equity	22.75	Investor B	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

Small Cap Growth Equity	14.53	Investor C	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Small Cap Growth Equity	33.44	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Small Cap Growth Equity	38.17	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Small Cap Growth Equity	16.18	Institutional	**KPMG Peat Marwick Retirement Plans Master Trust c/o Bank of New York Trustee ATTN SHABAT ZAIDI	One Wall Street New York, NY 10286

Small Cap Growth Equity	10.05	Institutional	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Small Cap Growth Equity	7.88	Institutional	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Small Cap Growth Equity	48.30	Service Class	**The Vanguard Group ATTN OUTSIDE FUNDS K 14	100 Vanguard Blvd Malvern, PA 19355

Small Cap Growth Equity	40.12	Service Class	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Small Cap Growth II	92.74	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Small Cap Growth II	95.29	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Small Cap Growth II	97.04	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Small Cap Growth II	86.49	Class R	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address
Small Cap Growth II	8.19	Class R	**Hartford Life Ins Co Separate	PO Box 2999 Hartford, CT 06104

Small Cap Growth II	98.31	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Small Cap Index	88.46	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Small Cap Index	91.14	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Small Cap Value Equity	9.14	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Small Cap Value Equity	34.38	Investor A	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

Small Cap Value Equity	21.03	Investor A	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Small Cap Value Equity	5.12	Investor B	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

Small Cap Value Equity	21.31	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Small Cap Value Equity	19.52	Investor B	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

Small Cap Value Equity	6.00	Investor C	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

Small Cap Value Equity	10.88	Investor C	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Small Cap Value Equity	52.74	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Small Cap Value Equity	10.48	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address
Small Cap Value Equity	71.75	Institutional	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Small Cap Value Equity	5.29	Institutional	**Charles Schwab & Co Inc. For the Exclusive Benefit of Customers Special Custody Accounts	101 Montgomery Street San Francisco, CA 94104-4122

Small Cap Value Equity	30.61	Service Class	**Prudential Investment Mgts Service FBO Mutual Fund Clients	100 Mulberry Street 3 Gateway Center Floor 11 Mail Stop NJ 05-11-20 Newark, NJ 07102

Small Cap Value Equity	9.58	Service Class	**PFPC FBO Hilliard Lyons/Capital	760 Moore Road King of Prussia, PA 19406

Small Cap Value Equity	46.66	Service Class	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Small Cap Value Equity	24.77	BlackRock Class	**NFS LLC FEBO The Northern Trust Company	PO Box 92956 Chicago, IL 60675-2956

Small Cap Value Equity	28.78	BlackRock Class	**NFS LLC FEBO The Northern Trust Company	PO Box 92956 Chicago, IL 60675-2956

Small Cap Value Equity	44.60	BlackRock Class	**NFS LLC FEBO The Northern Trust Company	PO Box 92956 Chicago, IL 60675-2956

Small/Mid-Cap Growth	7.75	Investor A	**Lincoln National Life Insurance Company	1300 S Clinton Street Fort Wayne, IN 46802-3506

Small/Mid-Cap Growth	12.42	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Small/Mid-Cap Growth	8.61	Investor A	**Reliance Trust Company, Trustee FBO MetLife NAV Plans	8515 E Orchard Rd 2T2 Greenwood Village CO 80111

Small/Mid-Cap Growth	6.14	Investor A	**Investors Bank & Trust Co TTE Various Retirement Plans Cust FBO Diversified Investment Advisors Inc	4 Manhattanville Road Purchase, NY 10577-2139

Small/Mid-Cap Growth	16.44	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Small/Mid-Cap Growth	20.18	Investor C	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Fund	% of Class	Class	Name	Address
Small/Mid-Cap Growth	35.16	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Small/Mid-Cap Growth	5.64	Institutional	**T Rowe Price Retirement Plan Services	4515 Painters Mill Road Owings Mills MD 21117-4903

Small/Mid-Cap Growth	52.68	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Small/Mid-Cap Growth	14.52	Institutional	**J.P. Morgan Chase as Directed Trust FBO Metlife Retirement Plans	8515 E Orchard Road 2T2 Greenwood Village, CO 80111

Small/Mid-Cap Growth	6.05	Institutional	**NFS LLC FEBO Old Natl Trust Co DBA OLTRUST Trustee FBO Clinets	PO Box 966 Evansville, IN 47706-0966

Small/Mid-Cap Growth	9.81	Institutional	**US Bank NA TTEES Lindquist & Vennum PSP Trust US BANCORP-Mutual Funds Department	PO Box 1787 Milwaukee, WI 53201-1787

Small/Mid-Cap Growth	52.93	Class R	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Small/Mid-Cap Growth	39.23	Class R	**MG Trust Company Cust. FBO ECONET INC	700 17th Street Suite 300 Denver, CO 80202

Strategic Portfolio I	9.14		**Federated Dept Stores (FDS) c/o BlackRock Financial Mgmt	40 East 52nd Street New York, NY 10022

Strategic Portfolio I	7.09		**Blue Cross of Idaho Health Service Inc (BCI)	3000 E Pine Ave Meridian, ID 83642

Strategic Portfolio I	33.22		**Arkansas Teacher Retirement System (ATRS)	1400 West Third Little Rock, AR 72201

Summit Cash Reserves	96.43	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Summit Cash Reserves	91.65	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address
Summit Cash Reserves	99.78	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Summit Cash Reserves	12.14	Institutional	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Summit Cash Reserves	86.11	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Total Return II	5.46	BlackRock Class	**NAP & CO Partnership	7650 Magna Drive Belleville, IL 62223-3366

Total Return II	5.49	BlackRock Class	**Northern Trust Company FBO USAA Savings & Investment Plan Div	PO Box 92994 Chicago, IL 60675-0000

Total Return II	13.69	BlackRock Class	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Total Return II	5.14	BlackRock Class	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Total Return II	11.43	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Total Return II	11.41	Investor A	**Reliance Trust Company, Trustee FBO MetLife NAV Plans	8515 E Orchard Rd 2T2 Greenwood Village, CO 80111

Total Return II	8.85	Investor A	**UBS Financial Services Inc. FBO Adventist Healthcare, Inc. Intermediate Segment Account	1801 Research Blvd Suite 400 Rockville, MD 20850-3184

Total Return II	5.96	Investor A	**Metlife Asset Allocation Portfolio	2 Montgomery Street Jersey City, NJ 07302-3802

Total Return II	10.00	Investor A	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Total Return II	5.34	Investor B	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

Total Return II	6.89	Investor B	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Fund	% of Class	Class	Name	Address
Total Return II	52.10	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Total Return II	9.08	Investor B	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

Total Return II	84.04	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Total Return II	32.25	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Total Return II	5.44	Institutional	**Fidelity Investments Institutional OP CO INC FIIOC AS Agent for Certain Employee Benefit Plans	100 Magellan Way (KW1C) Covington, KY 41015-0000

Total Return II	50.94	Institutional	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Total Return II	13.66	Service Class	**Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122

Total Return II	6.08	Service Class	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Total Return II	32.62	Service Class	**Saxon and Co FBO 20-01-302-9912426	PO Box 7780-1888 Philadelphia, PA 19182

Total Return II	6.94	Service Class	**TAYNIK & CO c/o Investors Bank & Trust	PO Box 9130 FPG90 Boston, MA 02117-9130

Total Return II	20.33	Service Class	**Massachusetts Mutual Life Ins Co	1295 State Street N255 Springfield, MA 01111

Total Return	9.45	BlackRock Class	**Custodial Trust Company	101 Carnegie Center Princeton, NJ 08540

Total Return	7.38	BlackRock Class	**ILGWU Death Benefit Fund	730 Broadway New York, NY 10003-9502

Total Return	5.65	BlackRock Class	**Northern Trust Company FBO New Haven Cerf	PO Box 92956 Chicago, IL 60675-0000

Total Return	10.13	BlackRock Class	**Sheldon and Co c/o National City	PO Box 94984 Cleveland, OH 44101-0498

Fund	% of Class	Class	Name	Address
Total Return	7.74	BlackRock Class	**MAC and Co Mutual Fund Operations	P O Box 3198 525 William Penn Place Pittsburgh, PA 15230

Total Return	7.34	BlackRock Class	**Bank of New York Mutual Fund Reorg Department	2 Hanson Place 6th Floor Brooklyn, NY 11217

Total Return	10.38	BlackRock Class	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Total Return	10.48	BlackRock Class	**Northern Trust Company Trust	PO Box 92956 Chicago, IL 60675-2956

Total Return	5.05	Investor A	**NFS LLC FEBO Mary C Muller	2221 Monica Place Sarasota, FL 34235

Total Return	53.35	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Total Return	6.33	Investor A	**Pershing LLC	P. O. Box 2052 Jersey City, NJ 07303-9998

Total Return	5.63	Investor B	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

Total Return	59.75	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Total Return	9.56	Investor B	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

Total Return	91.42	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Total Return	30.74	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Total Return	64.82	Institutional	**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182

Total Return	37.39	Class R	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

U.S. Opportunities	10.19	Investor A	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

Fund	% of Class	Class	Name	Address
U.S. Opportunities	6.32	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

U.S. Opportunities	5.47	Investor A	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

U.S. Opportunities	6.21	Investor B	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

U.S. Opportunities	12.03	Investor B	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

U.S. Opportunities	17.28	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

U.S. Opportunities	13.79	Investor B	**Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760

U.S. Opportunities	9.44	Investor C	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

U.S. Opportunities	16.39	Investor C	**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001

U.S. Opportunities	36.68	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

U.S. Opportunities	50.46	Institutional	Prudential Investment Mgts Service FBO Mutual Fund Clients	100 Mulberry Street 3 Gateway Center Floor 11 Mail Stop NJ 05-11-20 Newark, NJ 07102

U.S. Opportunities	15.75	Institutional	**NFS LLC FEBO First Midwest Bank DBA UNATCO	2801 W Jefferson Street Joliet, IL 60435-5299

U.S. Opportunities	13.48	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

U.S. Opportunities	84.16	Service Class	**Dean Witter Reynolds	3 Harborside Plaza 6th Floor Jersey City, NJ 07311

Fund	% of Class	Class	Name	Address
Utilities & Telecoms Fund	88.93	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Utilities & Telecoms Fund	45.71	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Utilities & Telecoms Fund	93.25	Investor B1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Utilities & Telecoms Fund	95.98	Investor C1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Utilities & Telecoms Fund	94.80	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Utilities & Telecoms Fund	80.29	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Value Opportunities Fund Inc.	89.75	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Value Opportunities Fund Inc.	96.48	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Value Opportunities Fund Inc.	96.12	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Value Opportunities Fund Inc.	91.12	Class R	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Value Opportunities Fund Inc.	8.44	Class R	**Hartford Life Ins Co Separate Account	PO Box 2999 Hartford, CT 06104

Value Opportunities Fund Inc.	83.56	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Value Opportunities Fund Inc.	9.16	Institutional	**State Street Bank & Trust Co Trust FBO Pinnacle West Capital Corporation Savings Plan	105 Rosemont Road Westwood, MA 02090

Value FDP	100.00	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address
Value FDP	100.00	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Value FDP	99.97	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Value FDP	99.95	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

World Income	89.36	Investor A	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

World Income	92.15	Investor B	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

World Income	90.78	Investor C	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

World Income	98.85	Investor C1	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

World Income	82.30	Institutional	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

BATS - C	94.96	Series C	**Merrill Lynch Pierce Fenner & Smith	4800 Deer Lake Drive E Jacksonville, FL 32246-6484

BATS - M	95.12	Series M	**Merrill Lynch Pierce Fenner & Smith	4800 Deer Lake Drive E Jacksonville, FL 32246-6484

BATS - S	58.76	Series S	**Merrill Lynch Pierce Fenner & Smith	4800 Deer Lake Drive E Jacksonville, FL 32246-6484

BATS - S	7.23	Series S	**UBS Financial Services Inc. FBO ON LOK Senior Health Services	1333 Bush Street San Francisco, CA 94109-5611

Balanced Capital V.I.	99.29	CLASS I	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Basic Value V.I.	88.81	CLASS I	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Basic Value V.I.	6.67	CLASS I	**PFL Endeavor Var Annuity Acct	4333 Edgewood Road NE Cedar Rapids, IA 52499

Fund	% of Class	Class	Name	Address
Basic Value V.I.	78.89	CLASS II	**Manufacturers Life Insurance of North America	601 Congress St Location 10-194 Boston, MA 02210-2805

Basic Value V.I.	21.11	CLASS II	**Manufacturers Life Insurance of North America	601 Congress St Location 10-194 Boston, MA 02210-2805

Basic Value V.I.	70.92	CLASS III	**GE Life & Annuity Assurance Co	6610 West Broad Street Richmond, VA 23230-1702

Basic Value V.I.	21.29	CLASS III	**Pacific Select Exec Separate Account of Pacific Life	700 Newport Center Drive Newport Beach, CA 92660-6307

Bond V.I.	99.46	CLASS I	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fundamental Growth V.I.	91.73	CLASS I	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fundamental Growth V.I.	8.27	CLASS I	**AIG Life Insurance Company	One Alica Plaza PO Box 667 Wilmington, DE 19889

Global Allocation V.I.	96.66	CLASS I	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Allocation V.I.	89.01	CLASS II	**Manufacturers Life Insurance of North America	601 Congress St Location 10-194 Boston, MA 02210-2805

Global Allocation V.I.	10.73	CLASS II	**Manufacturers Life Insurance of North America	601 Congress St Location 10-194 Boston, MA 02210-2805

Global Allocation V.I.	86.37	CLASS III	**GE Life & Annuity Assurance Co	6610 West Broad Street Richmond, VA 23230-1702

Global Allocation V.I.	8.34	CLASS III	**GE Capital Life Assurance Company of New York	6610 West Broad Street Richmond, VA 23230-1702

Global Growth V.I.	94.95	CLASS I	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Gov’t Income V.I.	99.99	CLASS I	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

High Income V.I.	92.54	CLASS I	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address
High Income V.I.	6.21	CLASS I	**PFL Endeavor Var Annuity Acct	4333 Edgewood Road NE Cedar Rapids, IA 52499

Int’l Value V.I.	98.92	CLASS I	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Large Cap Core V.I.	99.48	CLASS I	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Large Cap Core V.I.	96.89	CLASS II	**Nationwide Insurance Company	P. O. Box 182029 Columbus, OH 43218-2029

Large Cap Growth V.I.	95.87	CLASS I	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Large Cap Growth V.I.	95.86	CLASS III	**GE Life & Annuity Assurance Co	6610 West Broad Street Richmond, VA 23230-1702

Large Cap Value V.I.	99.80	CLASS I	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Large Cap Value V.I.	92.56	CLASS II	**Nationwide Insurance Company	P. O. Box 182029 Columbus, OH 43218-2029

Money Market V.I.	95.79	CLASS I	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

S&P 500 Index V.I.	100.00	CLASS I	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

S&P 500 Index V.I.	99.22	CLASS II	**Nationwide Insurance Company	P. O. Box 182029 Columbus, OH 43218-2029

Utilities & Telecoms V.I.	98.81	CLASS I	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Value Opportunities V.I.	80.39	CLASS II	**Manufacturers Life Insurance of North America	601 Congress St Location 10-194 Boston, MA 02210-2805

Value Opportunities V.I.	19.61	CLASS II	**Manufacturers Life Insurance of North America	601 Congress St Location 10-194 Boston, MA 02210-2805

Value Opportunities V.I.	93.37	CLASS III	**GE Life & Annuity Assurance Co	6610 West Broad Street Richmond, VA 23230-1702

Value Opportunities V.I.	6.63	CLASS III	**GE Capital Life Assurance Company of New York	6610 West Broad Street Richmond, VA 23230-1702

Fund	% of Class	Class	Name	Address
Value Opportunities V.I.	92.02	CLASS I	**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Balanced Capital Portfolio	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Bond Portfolio	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fundamental Growth Portfolio	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Global Allocation Portfolio	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Gov’t Income Portfolio	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

High Income Portfolio	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Large Cap Core Portfolio	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Money Market Portfolio	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

MAS High Income	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

MAS US Mortgage	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

MAS Global SmallCap	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

MAS Mid Cap Value	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

GNMA IAP	32.30		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address
CMA AZ Municipal	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

CMA CA Municipal	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

CMA CT Municipal	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

CMA FL Municipal	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

CMA Gov’t Securities	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

CMA MA Municipal	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

CMA MI Municipal	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

CMA Money Fund	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

CMA NC Municipal	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

CMA NJ Municipal	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

CMA NY Municipal	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

CMA OH Municipal	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

CMA PA Municipal	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

CMA Tax-Exempt	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address
CMA Treasury	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

ML Ready Assets	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

ML Retirement Reserves	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

ML USA Gov’t Reserves	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

WCMA Gov’t Securities	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

WCMA Money Fund	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

WCMA Tax-Exempt	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

WCMA Treasury	100.00		**Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484

ML Institutional Fund	68.32		**Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Customers	4800 Deer Lake Drive E Jacksonville, FL 32246-6484

ML Institutional Tax-Exempt	73.55		**Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Customers	4800 Deer Lake Drive E Jacksonville, FL 32246-6484

ML Premier Institutional Fund	20.57		**Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Customers	4800 Deer Lake Drive E Jacksonville, FL 32246-6484

ML Premier Institutional Fund	6.94		**Merrill Lynch Pierce Fenner & Smith Trade House Account Class A	4800 Deer Lake Drive E Jacksonville, FL 32246-6484

ML Treasury Fund	44.63		**Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Customers	4800 Deer Lake Drive E Jacksonville, FL 32246-6484

Fund	% of Class	Class	Name	Address
ML Treasury Fund	12.45		**The Trust for Certain Creditor CFC Trust	805 Broadway Street Ste 205 Vancouver, WA 98660-3304

ML Gov’t Fund	18.45		**Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Customers	4800 Deer Lake Drive E Jacksonville, FL 32246-6484

ML Gov’t Fund	12.58		**Government Employees Insurance Att: Plaza Investment Managers	Geico Plaza Washington, DC 20076-0001

ML Gov’t Fund	9.13		**Fremont Investment & Loan	2727 E Imperial Hwy Brea, CA 92821-6713

ML Gov’t Fund	8.24		**Merrill Lynch Pierce Fenner & Smith Trade House Account Class A	4800 Deer Lake Drive E Jacksonville, FL 32246-6484

ML Gov’t Fund	5.50		Stater Brothers	21700 Barton Road Colton, CA 92324-4403

**	Indicates record holders that do not beneficially hold the shares.

BLACKROCK-ADVISED FUNDS 100 BELLEVUE PARKWAY

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

WILMINGTON, DELAWARE 19809

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Blackrock Funds in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Blackrock Funds, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	BKROC1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BLACKROCK FUNDS

The Board Members responsible for your fund recommends that you vote “For” the proposals.

	Vote On Directors	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1. Election of Board A Nominees.

01) James H. Bodurtha	09) Robert M. Hernandez	☐	☐	☐
02) Bruce R. Bond	10) John F. O’Brien
03) Donald W. Burton	11) Roberta Cooper Ramo
04) Richard S. Davis	12) Jean Margo Reid
05) Stuart E. Eizenstat	13) David H. Walsh
06) Laurence D. Fink	14) Fred G. Weiss
07) Kenneth A. Froot	15) Richard R. West
08) Henry Gabbay

2. Not applicable

3. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Sign, Date and Return the Proxy Card Promptly, if Received by Mail, Using the Enclosed Envelope.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

BLACKROCKFUNDS

P.O. Box 9011

Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors/Trustees

The undersigned hereby appoints Donald C. Burke, Howard B. Surloff and Brian P. Kindelan as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of the above-named Fund (the “Fund”), held of record by the undersigned on June 25, 2007 at the annual meeting of shareholders of the Fund to be held at the offices of BlackRock, Inc., Park Avenue, 55 East 52nd Street, New York, New York 10022 on Thursday, August 23, 2007 or Friday, September 7, 2007, or any adjournment or postponement thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the proxy statement for the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment or postponement thereof. If you do not intend to personally attend the meeting, please complete and return this card at once, if received by mail, in the enclosed envelope.

(Continued and to be signed on the reverse side)

BLACKROCK-ADVISED FUNDS 100 BELLEVUE PARKWAY

VOTE BY INTERNET - www.proxvvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

WILMINGTON, DELAWARE 19809

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Blackrock Funds in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Blackrock Funds, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	BKROC3	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BLACKROCK FUNDS

The Board Members responsible for your fund recommends that you vote “For” each of the proposals.

	Vote On Directors	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the numbers) of the nominee(s) on the line below.

1. Election of Board A Nominees.

01) James H. Bodurtha	09) Robert M. Hernandez	☐	☐	☐
02) Bruce R. Bond	10) John F. O’Brien
03) Donald W. Burton	11) Roberta Cooper Ramo
04) Richard S. Davis	12) Jean Margo Reid
05) Stuart E. Eizenstat	13) David H. Walsh
06) Laurence D. Fink	14) Fred G. Weiss
07) Kenneth A. Froot	15) Richard R. West
08) Henry Gabbay

	Vote On Proposal				For	Against	abstain

	2. To approve a change in the investment objective.				☐	☐	☐

3. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Sign, Date and Return the Proxy Card Promptly, if Received by Mail, Using the Enclosed Envelope.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)		Date

BLACKROCK-ADVISED FUNDS 100 BELLEVUE PARKWAY

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

WILMINGTON, DELAWARE 19809

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Blackrock Funds in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Blackrock Funds, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	BKROC4	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BLACKROCK FUNDS

The Board Members responsible for your fund recommends that you vote “For” the proposal.

	Vote On Directors	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the numbers) of the nominee(s) on the line below.

1. Election of Board B Nominees.

01) David O. Beim	08) Cynthia A. Montgomery	☐	☐	☐
02) Richard S. Davis	09) Joseph P. Platt, Jr.
03) Ronald W. Forbes	10) Robert C. Robb, Jr.
04) Henry Gabbay	11) Toby Rosenblatt
05) Dr. Matina Horner	12) Kenneth L. Urish
06) Rodney D. Johnson	13) Frederick W. Winter
07) Herbert I. London

2. Not applicable

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Sign, Date and Return the Proxy Card Promptly, if Received by Mail, Using the Enclosed Envelope.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date